           As filed with the Securities and Exchange Commission on June 25, 1998
                                                Securities Act File No. 33-20827
                                        Investment Company Act File No. 811-5518
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                          SECURITIES AND EXCHANGE COMMISSION
                                 Washington, DC 20549

                                      FORM N-1A

               REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      /X/

                           Pre-Effective Amendment No.                      / /

                                                      ----
                           Post-Effective Amendment No. 56                  /X/
                                                       ----

                                         and

           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  /X/


                                   Amendment No. 58                         /X/
                                                ----

                                 --------------------

                                 THE RBB FUND, INC.


          (Government Securities Portfolio: RBB Family Class; BEA International Equity Portfolio: BEA Class, BEA Investor Class and BEA Advisor Class; BEA High Yield Portfolio: BEA Class, BEA Investor Class and BEA Advisor Class; BEA Emerging Markets Equity Portfolio: BEA Class, BEA Investor Class and BEA Advisor Class; BEA U.S. Core Equity Portfolio: BEA Class and BEA Advisor Class; BEA U.S. Core Fixed Income Portfolio: BEA Class and Advisor Class; BEA Strategic Global Fixed Income Portfolio: BEA Class; BEA Municipal Bond Fund Portfolio:
BEA Class; BEA Balanced Fund Portfolio: BEA Class; BEA Short Duration Portfolio:
BEA Class; BEA Global Telecommunications Portfolio: BEA Investor Class and BEA Advisor Class; BEA Long-Short Market Neutral Fund: BEA Class and BEA Advisor Class; BEA Long-Short Equity Fund: BEA Class and BEA Advisor Class; BEA Select Economic Value Equity Fund: BEA Class and BEA Advisor Class; NI Micro Cap Fund:
NI Class; NI Growth Fund: NI Class; NI Growth & Value Fund: NI Class; NI Larger Cap Value Fund: NI Class; Boston Partners Large Cap Value Fund: Boston Partners Advisor Class, Boston Partners Institutional Class and Boston Partners Investor Class; Boston Partners Mid Cap Value Fund: Boston Partners Institutional Class and Boston Partners Investor Class; Boston Partners Bond Fund: Boston Partners Institutional Class and Boston Partners Investor Class; Boston Partners Micro Cap Value Fund: Boston Partners Institutional Class and Boston Partners Investor Class; Schneider Capital Management Value Fund; Money Market Portfolio: RBB Family Class, Cash Preservation Class, Sansom Street Class, Bedford Class, Janney Class, Beta Class, Gamma Class, Delta Class, Epsilon Class, Zeta Class, Eta Class and Theta Class; Municipal Money Market Portfolio: RBB Family Class, Cash Preservation Class, Sansom Street Class, Bedford Class, Bradford Class, Janney Class, Beta Class, Gamma Class, Delta Class, Epsilon Class, Zeta Class, Eta Class and Theta Class; Government Obligations Money Market Portfolio:
Sansom Street Class, Bedford Class, Bradford Class, Janney Class, Beta Class, Gamma Class, Delta Class, Epsilon Class, Zeta Class, Eta Class and Theta Class; New York Municipal Money Market Portfolio: Bedford Class, Janney Class, Beta Class, Gamma Class, Delta Class, Epsilon Class, Zeta Class, Eta Class and Theta Class)

--------------------------------------------------------------------------------
                 (Exact Name of Registrant as Specified in Charter)
                           Bellevue Park Corporate Center
                          400 Bellevue Parkway, Suite 100
                                Wilmington, DE 19809
                      (Address of Principal Executive Offices)

                   Registrant's Telephone Number:  (302) 792-2555

                                      Copies to:

GARY M. GARDNER, ESQUIRE                         MICHAEL P. MALLOY, ESQUIRE
PNC Bank, National Association                   Drinker Biddle & Reath LLP
1600 Market Street, 28th Floor                   1100 PNB Building
Philadelphia, PA 19103                           1345 Chestnut Street
(NAME AND ADDRESS OF AGENT FOR SERVICE)          Philadelphia, PA  19107-3496


     It is proposed that this filing will become effective (check appropriate box)
          / /    immediately upon filing pursuant to paragraph (b)
          / /    on (date) pursuant to paragraph (b)
          /X/    60 days after filing pursuant to paragraph (a)(1)
          / /    on (date) pursuant to paragraph (a)(1)
          / /    75 days after filing pursuant to paragraph (a)(2)
          / /    on (date) pursuant to paragraph (a)(2) of Rule 485
     If appropriate, check the following box:
          / /    This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                 Title of Securities Being Registered:
                    Class HHH Common Stock


     The purpose of this Post-Effective Amendment is to register shares of a new share class of an existing portfolio of Registrant.

                                  THE RBB FUND, INC.

                   (BEA ADVISOR CLASS OF THE U.S CORE EQUITY FUND)


                                CROSS REFERENCE SHEET

                               Pursuant to Rule 495(a)
                           under the Securities Act of 1933


Form N-1A Item                                    Location
--------------                                    --------
     Part A                                       Prospectus

1.   Cover Page                                   Cover Page

2.   Synopsis                                     Annual Fund Operating Expenses

3.   Condensed Financial Information              Financial Highlights

4.   General Description of Registrant            Cover Page; The Company; Investment
                                                  Objectives and Policies; Investment
                                                  Limitations; Risk Factors

5.   Management of the Fund                       Management

5A.  Management's Discussion of Fund              Not Applicable
     Performance

6.   Capital Stock and Other Securities           Cover Page; Dividends and
                                                  Distributions; Taxes; Multi-Class
                                                  Structure; Description of Shares

7.   Purchase of Securities Being Offered         How to Purchase Shares; Net Asset
                                                  Value

8.   Redemption or Repurchase                     How to Redeem and Exchange Shares;
                                                  Net Asset Value

9.   Pending Legal Proceedings                    Not Applicable

                                  THE RBB FUND, INC.

                (BEA ADVISOR CLASS OF THE BEA U.S CORE EQUITY FUND)


                                CROSS REFERENCE SHEET

                               Pursuant to Rule 495(a)
                           under the Securities Act of 1933


Form N-1A Item                                    Location
--------------                                    --------
     Part B                                       Statement of Additional Information

10.  Cover Page                                   Cover Page

11.  Table of Contents                            Contents

12.  General Information and History              General; Directors and Officers;
                                                  Additional Information Concerning Fund
                                                  Shares; Miscellaneous; see Prospectus -
                                                  "The Fund"

13.  Investment Objectives and Policies           Investment Policies; Investment
                                                  Limitations; Risk Factors

14.  Management of the Fund                       Directors and Officers; Investment
                                                  Advisory and Servicing Arrangements

15.  Control Persons and Principal Holders        Miscellaneous
     of Securities

16.  Investment Advisory and Other Services       Investment Advisory and Servicing
                                                  Arrangements; See Prospectus -
                                                  "Management"

17.  Brokerage Allocation and Other               Portfolio Transactions
     Practices

18.  Capital Stock and Other Securities           Additional Information Concerning Fund
                                                  Shares; See Prospectus - "Dividends and
                                                  Distributions" "Multi-Class Structure"

19.  Purchase, Redemption and Pricing of          Purchase and Redemption Information;
     Securities Being Offered                     Valuation of Shares; See Prospectus - "How
                                                  to Purchase Shares" and "How to Redeem
                                                  Shares"

20.  Tax Status                                   Taxes; See Prospectus - "Taxes"

21.  Underwriters                                 Not Applicable

22.  Calculation of Performance Data              Performance and Yield Information

23.  Financial Statements                         Miscellaneous

                                       B E A

                                    ADVISOR FUND







                               U.S. CORE EQUITY FUND













                           PROSPECTUS - __________, 1998

                                  TABLE OF CONTENTS


                                                                            PAGE

ANNUAL FUND OPERATING EXPENSES . . . . . . . . . . . . . . . . . . . . . . . 3

FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

THE COMPANY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . . . . . . . . . 6

INVESTMENT LIMITATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . .10

RISK FACTORS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .11

MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .13

EXPENSES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .16

HOW TO PURCHASE SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . .16

HOW TO REDEEM AND EXCHANGE SHARES. . . . . . . . . . . . . . . . . . . . . .19

NET ASSET VALUE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .21

DIVIDENDS AND DISTRIBUTIONS. . . . . . . . . . . . . . . . . . . . . . . . .22

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .22

MULTI-CLASS STRUCTURE. . . . . . . . . . . . . . . . . . . . . . . . . . . .24

DESCRIPTION OF SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . . .24

OTHER INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .25

                                  BEA ADVISOR FUND

THE BEA ADVISOR FUNDS CONSIST OF EIGHT CLASSES OF COMMON STOCK OF THE RBB FUND, INC. (THE "COMPANY"), AN OPEN-END MANAGEMENT INVESTMENT COMPANY. SHARES (COLLECTIVELY, THE "ADVISOR SHARES" OR "SHARES") OF THE ADVISOR CLASS OF THE U.S. CORE EQUITY FUND ARE OFFERED BY THIS PROSPECTUS AND ARE DESCRIBED IN THIS PROSPECTUS. The BEA U.S. Core Equity Fund seeks to provide long-term appreciation of capital by investing primarily in U.S. equity securities.

     There can be no assurance that the Fund's investment objective will be achieved. Investments in the Fund involves certain risks. See "Risk Factors."

     BEA Associates is an investment adviser managing global equity, balanced fixed income and derivative securities accounts for private individuals, as well as corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. As of December 31, 1997, BEA Associates managed approximately $34.2 billion in assets.

     The minimum initial investment in the Fund is $2,500 and the minimum subsequent investment is $250. The minimum initial investment for Individual Retirement Accounts, Uniform Gifts to Minors and Automatic Investment Plans is $1,000 and the minimum subsequent investment in each of these plans is $100.

     This Prospectus contains information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated __________, 1998, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference in this Prospectus. It may be obtained free of charge by calling (800) 401-2230. The Prospectus and Statement of Additional Information are also available for reference, along with related material, on the SEC website (http://www.sec.gov).

     Shares of the Fund are not deposits or obligations of or guaranteed or endorsed by any bank, and shares are not federally insured by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investments in shares of the Fund involve investment risks, including the possible loss of principal.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS

PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.











PROSPECTUS                                                      __________, 1998

                            ANNUAL FUND OPERATING EXPENSES
                   (as a percentage of average daily net assets)(1)


                                                                   BEA
                                                                U.S. Core
                                                               Equity Fund
                                                             (Advisor Class)
Management Fees (after waivers)(2) . . . . . . . . . .            .71%
12b-1 Fees . . . . . . . . . . . . . . . . . . . . . .            .25%
Other Expenses (after waivers and
  reimbursements)(2) . . . . . . . . . . . . . . . . .            .29%
                                                                 ----
Total Fund Operating Expenses (after
  waivers and reimbursements)(2) . . . . . . . . . . .           1.25%
                                                                 ----
                                                                 ----


-------------------------

(1) The annual operating expenses for the Fund are based on expenses incurred by the Institutional Shares of the Fund (after expected fee waivers and expense reimbursements) during the fiscal year ended August 31, 1997, restated to reflect the 12b-1 Fees that the Fund expects to incur during the fiscal year with respect to its Advisor Shares.

(2) Before expense waivers and expense reimbursements, Management Fees would be 0.75%, Other Expenses would be .43%, and Total Fund Operating Expenses would be 1.43%.


EXAMPLE

An investor would pay the following expenses on a $1,000 investment in the Fund, assuming (1) a 5% annual return, and (2) redemption at the end of each time period.

                                                  One    Three    Five     Ten
                                                  Year   Years    Years    Years
                                                  ----   -----    -----    -----
BEA U.S. Core Equity Fund. . . . . . . . . . . .  $13    $40      $69      $151
(Advisor Class)


The Example in this fee table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

     This fee table is designed to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. (for more complete descriptions of various costs and expenses, see "Management" below.) Actual expenses may be greater than such costs and fees of the Institutional Shares set forth above. The fee table reflects expected expense reimbursements and voluntary waivers of management fees and administration fees. The Adviser and Administrators are under no obligation with respect to such fee waivers and reimbursements, however, and there can be no assurance that any future waivers of management and administration fees (if any) will not vary from the figures reflected in this fee table.

                                FINANCIAL HIGHLIGHTS

     The tables below set forth certain information concerning the investment results of Institutional Shares of the Fund for the years and periods indicated. During the years and periods shown, the Fund did not offer Advisor Class Shares. Actual costs and fees and investment results of the Advisor Class Shares may be different. The financial data included in this table for each of the periods ended August 31, 1997, 1996 and 1995 are a part of the Company's Financial Statements for the Institutional Shares of the Fund which have been audited by Coopers & Lybrand L.L.P., the Company's independent accountants. The financial data included in this table for the six-month period ended February 28, 1998 are a part of the Company's Financial Statements for the Institutional Shares of the Fund, although they have not been audited by the Company's independent accountants. The financial data included in this table should be read in conjunction with the financial statements and related notes. Further information about the performance of the Institutional Shares of the Fund is available in the Fund's Semi-Annual Report to Shareholders. Both the Statement of Additional Information and the Semi-Annual Report to Shareholders may be obtained from the BEA Funds free of charge by calling (800) 401-2230.

                             BEA U.S. CORE EQUITY FUND OF
                                  THE RBB FUND, INC.
                                (INSTITUTIONAL CLASS)
                                 FINANCIAL HIGHLIGHTS
                   (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                           BEA U.S. CORE EQUITY FUND (INSTITUTIONAL CLASS)
                                             ------------------------------------------------------------------------------
                                                FOR THE SIX
                                                MONTHS ENDED         FOR THE            FOR THE           FOR THE PERIOD
                                             FEBRUARY 28, 1998     YEAR ENDED          YEAR ENDED      SEPTEMBER 1, 1994*TO
                                                 (UNAUDITED)     AUGUST 31, 1997    AUGUST 31, 1996       AUGUST 31, 1995
                                             -----------------   ---------------    ---------------    --------------------
NET ASSET VALUE, BEGINNING OF
    PERIOD. . . . . . . . . . . . . .              $24.40             $19.05             $17.86               $15.00
                                                   ------             ------             ------               ------
Income from investment operations
Net investment income . . . . . . . .                0.06               0.14               0.20                 0.22
Net realized and unrealized gains
   (losses) on securities and foreign
   currency transactions. . . . . . .                3.86               6.82               2.81                 2.72
                                                   ------             ------             ------               ------
Total from investment operations. . .                3.92               6.96               3.01                 2.94
                                                   ------             ------             ------               ------
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment
   income . . . . . . . . . . . . . .               (0.13)             (0.20)             (0.21)               (0.08)
Distributions from capital gains. . .               (3.43)             (1.41)             (1.61)                  --
                                                   ------             ------             ------               ------
Total Dividends and Distributions . .               (3.56)             (1.61)             (1.82)               (0.08)
                                                   ------             ------             ------               ------
NET ASSET VALUE, END OF PERIOD. . . .              $24.76             $24.40             $19.05               $17.86
                                                   ------             ------             ------               ------
                                                   ------             ------             ------               ------
Total return. . . . . . . . . . . . .               17.57%(c)          38.32%             17.59%               19.75%
RATIO/SUPPLEMENTAL DATA
Net assets, end of period (000's
   omitted) . . . . . . . . . . . . .            $109.142            $86,182            $59,015              $31,644
Ratio of expenses to average net
   assets . . . . . . . . . . . . . .                1.00%(a)(d)        1.00%(a)           1.00%(a)             1.00%(a)
Ratio of net investment income to
   average net assets . . . . . . . .                0.42%(d)           0.67%              1.25%                1.59%
PORTFOLIO TURNOVER RATE . . . . . . .                  78%(c)             93%               127%                 123%
Average commission rate(b). . . . . .             $0.0568            $0.0592            $0.0614                  N/A


(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the BEA U.S. Core Equity Fund Institutional Class would have been 1.15% annualized for the six months ended February 28, 1998, 1.18% and 1.34% for the years ended August
     31, 1997 and 1996, respectively, and 1.51% annualized for the period ended August 31, 1995.
(b) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged, as required by the SEC for fiscal years beginning after September 1, 1995.
(c)  Not annualized
(d)  Annualized
*    Commencement of operations.

                                    THE COMPANY

     The Company is an open-end management investment company that currently operates or proposes to operate twenty-seven separate investment portfolios. Each BEA Advisor Fund represents an interest in a separate portfolio. The Fund is non-diversified. The Company was incorporated in Maryland on February 29, 1988.

     The Fund is designed primarily for individual investors and is available through financial intermediaries, including broker-dealers, investment advisers, financial planners, banks and insurance companies. Investment professionals such as those listed above may purchase Shares for discretionary or non-discretionary accounts maintained by individuals.


                         INVESTMENT OBJECTIVES AND POLICIES

     The investment objective of the Fund may not be changed without the affirmative vote of a majority of the Fund's outstanding shares (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")). As with other mutual funds, there can be no assurance that the Fund will achieve its investment objective. The Fund should be considered as a specialized investment portfolio and not as a balanced investment program by itself. The Statement of Additional Information contains a more detailed description of the various investments and investment techniques used by the Fund.

BEA U.S. CORE EQUITY FUND

     The BEA U.S. Core Equity Fund will seek to provide long-term appreciation of capital by investing primarily in U.S. equity securities. Under normal market conditions, the BEA U.S. Core Equity Fund will invest 65% of the value of its total assets in U.S. equity securities. Equity securities include common stocks, preferred stocks, and securities which are convertible into common stock and readily marketable securities, such as rights and warrants, which derive their value from common stock. The BEA U.S. Core Equity Fund may also purchase without limitation dollar-denominated American Depository Receipts ("ADRs") of foreign issuers and similar securities. For defensive purposes, the BEA U.S. Core Equity Fund may invest in fixed income securities and in money market instruments.

     The BEA U.S. Core Equity Fund normally will not emphasize dividend or interest income in choosing securities, unless BEA believes the income will contribute to the securities' appreciation potential.


INVESTMENT POLICIES

     This section describes certain investment policies of the Fund. These policies are described in more detail in the Statement of Additional Information.

     TEMPORARY INVESTMENTS. For defensive purposes or during temporary periods in which BEA believes changes in economic, financial or political conditions make it advisable, the Fund may reduce its holdings in equity and other securities and invest up to 100% of its assets in cash or certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) interest-bearing instruments or deposits of United States and foreign issuers. Such investments may include, but are not limited to, commercial paper, certificates of deposit, variable or floating rate notes, bankers' acceptances, time deposits, government securities and money market deposit accounts. See Statement of Additional Information, "Investment Policies -- Temporary Investments." To the extent permitted by its investment objective and policies, the Fund may hold cash or cash equivalents pending investment.

     BORROWING. The Fund may borrow up to 33 1/3 percent of its total assets without obtaining shareholder approval. The Adviser intends to borrow, or to engage in reverse repurchase agreements or dollar roll transactions, only for temporary or emergency purposes. See Statement of Additional Information, "Investment Policies -- Reverse Repurchase Agreements" and" -- Borrowing."

     LENDING OF PORTFOLIO SECURITIES. The Fund may also lend its portfolio securities with an aggregate value up to 33 1/3 of its total assets (including the value of the collateral for the loans) to financial institutions against collateral consisting of cash, U.S. Government securities or irrevocable bank letters of credit, which are equal at all times to at least 102% of the value of the securities loaned. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Fund's investment adviser to be of good standing and only when, in the adviser's judgment, the income to be earned from the loans justifies the attendant risks. Any loans of the Fund's securities will be fully collateralized and marked to market daily.

     RULE 144A SECURITIES. Rule 144A securities are securities which are restricted as to resale to the general public, but which may be resold to qualified institutional buyers. The Fund may invest in Rule 144A securities that BEA has determined are liquid pursuant to guidelines established by the Company's Board of Directors.

     INVESTMENT COMPANIES. The Fund may invest in securities issued by other investment companies to the extent permitted by the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

     PORTFOLIO TURNOVER. BEA will effect portfolio transactions in the Fund without regard to holding periods if, in its judgment, such transactions are advisable in light of general market, economic or financial conditions. Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover rates (100% or more) will generally result in higher transaction costs to the Fund and may result in the realization of short-term capital gains that are taxable to shareholders as ordinary income. The amount of portfolio activity will not be a limiting factor when making portfolio decisions. See the Statement of Additional Information, "Portfolio Transactions" and "Taxes."

     FOREIGN CURRENCY TRANSACTIONS. BEA may seek to hedge against a decline in value of the Fund's non-dollar denominated portfolio securities resulting from currency devaluations or fluctuations. Unless the Fund engages in currency hedging transactions, it will be subject to the risk of changes in relation to the U.S. dollar of the value of the foreign currencies in which their assets are denominated. The Fund may also seek to protect, during the period prior to its remittance, the value of the amount of interest, dividends and net realized capital gains received or to be received in a local currency that it intends to remit out of a foreign country by investing in high-quality short-term U.S. dollar-denominated debt securities of such country and/or participating in the forward currency market for the purchase of U.S. dollars in the country. There can be no guarantee that suitable U.S. dollar-denominated investments will be available at the time BEA wishes to use them to hedge amounts to be remitted.

     The Fund may also enter into contracts to purchase and sell forward foreign currency exchange contracts to seek to enhance total return. A forward foreign currency exchange contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than those available on a "spot" (or cash) basis. The Fund may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. To the extent that such contracts are entered into to enhance total return, they are considered speculative. If the Fund enters into such a contract for any purpose, the Fund will be required to maintain cash or liquid assets in an amount equal to the value of the Fund's total assets committed to the consummation of the contract. The Fund will not invest more than 50% of its respective total assets in such contracts for the purpose of enhancing total return. There is no limit on the amount of assets that the Fund may invest in such transactions for hedging purposes.

     Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. The foreign currency market offers less protection against defaults in the forward trading of currencies than is available when trading in currencies occurs on an exchange. Since a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or resale, if any, at the current market price.

     The Fund will incur costs in connection with conversions between various currencies. The Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of BEA, it would be beneficial to convert such currency into

U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. See "Risk Factors" for a discussion of the risks of foreign forward currency exchange contracts.

     MORTGAGE-RELATED PASS-THROUGHS AND DERIVATIVES. The Fund may invest in mortgage-related securities. Purchasable mortgage-related securities are represented by pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association and government-related organizations such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, as well as by private issuers such as commercial investment banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because in periods of declining interest rates mortgages underlying securities are prone to prepayment. For this and other reasons, a mortgage-related security's stated maturity may be shortened by an unscheduled prepayment on underlying mortgages and, therefore, it is not possible to predict accurately the security's return to the Fund.

     Mortgage-related securities acquired by the Fund may include collateralized mortgage obligations ("CMOs") issued by FNMA, FHLMC or other U.S. Government agencies or instrumentalities, as well as by private issuers. These securities may be considered mortgage derivatives. CMOs provide an investor with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-related securities.

     ASSET-BACKED SECURITIES. The Fund may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of instruments such as motor vehicle installment purchase obligations, credit card receivables and home equity loans.

     Asset-backed securities may involve certain risks arising primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages). For example, credit card receivables are generally unsecured and may require the repossession of personal property upon the default of the debtor which may be difficult or impracticable in some cases. Asset-backed securities are considered an industry for industry concentration purposes, and the Fund will therefore not purchase any asset-backed securities which would cause 25% or more of the Fund's total assets at the time of purchase to be invested in asset-backed securities.

     CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. The Fund will invest in convertible securities without regard to their credit ratings. See "Risk Factors - Lower Rated Securities" below.

     AMERICAN DEPOSITORY RECEIPTS. The Fund may invest in ADRs. ADRs are typically issued by a U.S. bank or trust evidencing ownership of the underlying foreign securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. ADRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Fund's respective limitations with respect to such securities. ADRs may be denominated in U.S. dollars although the underlying securities may be denominated in a foreign currency. Investments in ADRs involve risks similar to those accompanying direct investments in foreign securities. Certain of these risks are described above under "Foreign Investments."

     The Statement of Additional Information contains additional investment policies and strategies of the Fund.


                               INVESTMENT LIMITATIONS

     The Fund is subject to the following fundamental investment limitations, which may not be changed with respect to the Fund without shareholder approval. A complete list of the Fund's fundamental investment limitations is set forth in the Statement of Additional Information under "Investment Limitations."

     The Fund may not:

          Borrow money or issue senior securities, except that the Fund may borrow from institutions and enter into reverse repurchase agreements and dollar rolls for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowing.

     The Fund will not purchase securities while its aggregate borrowings (including reverse repurchase agreements, dollar rolls and borrowings from banks) are in excess of 5% of its total assets. Securities held in escrow or separate accounts in connection with the Fund's investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation.

     Any investment policy or limitation which involves a maximum or minimum percentage of securities or assets shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund (except with respect to any restrictions that may apply to borrowings or senior securities issued by the Fund).


                                    RISK FACTORS

     FOREIGN SECURITIES. Investing in the securities of non-U.S. issuers involves opportunities and risks that are different from investing in the securities of U.S. issuers. The risks associated with investing in securities of non-U.S. issuers are generally heightened for investments in securities of issuers in emerging markets.

     Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Fund may hold from time to time various foreign currencies pending their investment in foreign securities or their conversion into U.S. dollars, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in exchange rates. In addition, investors should realize that the value of the Fund's investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations in those foreign nations. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from that of the United States, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

     In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. The Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. Expenses relating to foreign investments are generally higher than those relating to domestic securities. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

     FOREIGN CURRENCY TRANSACTIONS. The over the counter market in forward foreign currency exchange contracts offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. The Fund will not enter into forward foreign currency exchange contracts unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by BEA.

     LOWER-RATED SECURITIES. The widespread expansion of government, consumer and corporate debt within the economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates. Because lower-rated debt securities involve issuers with weaker credit fundamentals (such as debt-to-equity ratios, interest charge coverage, earnings history and the like), an economic downturn, or increases in interest rates, could severely disrupt the market for lower-rated debt securities and adversely affect the value of outstanding debt securities and the ability of the issuers to repay principal and interest.

     Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. The markets for and prices of lower-rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a debt security owned by the Fund defaulted, the Fund could incur additional expenses in seeking recovery with no guaranty of recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and the Fund's net asset value. Lower-rated debt securities also present risks based on payment expectations. For example, lower-rated debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a lower-rated debt security's value will decrease in a rising interest rate market, as will the value of the Fund's assets. If the Fund experiences unexpected net redemptions, this may force it to sell its lower-rated debt securities, without regard to their investment merits, thereby decreasing the asset base upon which the Fund's expenses can be spread and possibly reducing the Fund's rate of return.

     In addition, to the extent that there is no established retail secondary market, there may be thin trading of lower-rated debt securities, which may have an impact on BEA's ability both to value accurately lower-rated debt securities and the Fund's assets, and to dispose of the debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated debt securities, especially in a thinly traded market.

     FIXED INCOME SECURITIES. The value of the securities held by the Fund, and thus the net asset value of the shares of the Fund, generally will vary inversely in relation to changes in prevailing interest rates. Thus, if interest rates have increased from the time a debt or other fixed income security was purchased, such security, if sold, might be sold at a price less than its cost. Conversely, if interest rates have declined from the time such a security was purchased, such security, if sold, might be sold at a price greater than its cost. Also, the value of such securities may be affected by changes in real or perceived creditworthiness of the issuers. Thus, if creditworthiness is enhanced, the price may rise. Conversely, if creditworthiness declines, the price may decline. The Fund is not restricted to any maximum or minimum time to maturity in purchasing portfolio securities, and the average maturity of the Fund's assets will vary based upon BEA's assessment of economic and market conditions.

     GENERAL. Investment methods described in this Prospectus are among those which the Fund has the power to utilize. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.


                                     MANAGEMENT

BOARD OF DIRECTORS

     The business and affairs of the Company and the Fund are managed under the direction of the Company's Board of Directors.

INVESTMENT ADVISER

     BEA serves as the Investment Adviser for the Fund pursuant to investment advisory agreements (the "Advisory Agreements"). BEA is a general partnership organized under the laws of the State of New York in December 1990 and, together with its predecessor firms, has been engaged in the investment advisory business for over 60 years. BEA is a wholly-owned subsidiary of Credit Suisse Group, a Swiss corporation. BEA is a registered investment adviser under the Investment Advisers Act of 1940, as amended. BEA's principal offices are located at Tower 49, 12 East 49th Street, New York, NY 10017.

     BEA is a diversified investment adviser managing global equity, fixed-income and derivative securities accounts for corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. As of December 31, 1997, BEA managed approximately $34.2 billion in assets. BEA currently acts as investment adviser for eleven other investment companies registered under the 1940 Act, and as sub-adviser to certain portfolios of twelve other registered investment companies.

     BEA will select investments for the Fund and will place purchase and sale orders on behalf of the Fund. The Fund may use affiliates of Credit Suisse Group in connection with the purchase or sale of securities in accordance with the rules or exemptive orders adopted by the Securities and Exchange Commission (the "SEC") when BEA believes that the charge for the transaction does not exceed usual and customary levels.

     The day-to-day portfolio management of the Fund is the responsibility of the BEA Domestic Equity Management Team. The Team consists of the following investment professionals: William W. Priest, Jr. (Chief Executive Officer and Executive Director of BEA), John B. Hurford (Executive Director), James A. Abate (Senior Vice President), Eric N. Remole

(Managing Director), Marc Bothwell (Vice President) and Michael Welhoelter (Vice President). Messrs. Priest and Hurford have, on an individual basis, been engaged as investment professionals with BEA for more than five years. Mr. Abate joined BEA in 1995; previously, he was a Managing Director for Vert Independent Capital Research. Prior to joining Vert, Mr. Abate was a Manager in Price Waterhouse's Valuation/Corporate Finance Group. Mr. Remole joined BEA in 1997, prior to which time he was Managing Director for fourteen years at Citicorp Investment Management, Inc. (now Chancellor Capital Management, Inc.). Mr. Bothwell joined BEA in 1997, prior to which time he was a vice president and portfolio manager at Chancellor LGT Asset Management, Inc., where he was involved in risk management and research on earnings and earnings surprise modeling. Prior to 1994, he was a programmer and trader at Keane Dealer Services, Inc. Mr. Welhoelter joined BEA in 1997, prior to which time he was a portfolio manager and vice president for four years at Chancellor LGT Asset Management, where he developed risk management and portfolio construction strategies.

     For the advisory services provided and expenses assumed by it, BEA is entitled to receive a fee from the Fund computed at an annual rate of 0.75% of average daily net assets, computed daily and payable quarterly.

     BEA may, at its discretion from time to time agree to waive voluntarily all or any portion of its advisory fee for the Fund.

     BEA may assume additional expenses of the Fund from time to time. In certain circumstances, BEA may assume such expenses on the condition that it is reimbursed by the Fund for such amounts prior to the end of a fiscal year. In such event, the reimbursement of such amounts will have the effect of increasing the Fund's expense ratio and of decreasing return to investors.

     The Advisory Agreement provides that BEA shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which the Advisory Agreement relates and shall be indemnified for any losses and claims in connection with any claim relating thereto, except liability resulting from willful misfeasance, bad faith or gross negligence on BEA's part in the performance of its duties or from reckless disregard of its obligations and duties under the Advisory Agreement.

CO-ADMINISTRATORS

     PFPC Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Bank Corp., serves as co-administrator for the Advisor Class of the Fund. As co-administrator, PFPC will provide various services to the Advisor Class of the Fund, including determining the net asset value of the Advisor Class of the Fund, providing all accounting services for the Class and generally assisting in all aspects of the operations of the Advisor Class of the Fund. As compensation for administrative services, the Fund will pay PFPC a fee calculated at the annual rate of .125% of the average daily net assets of the Advisor Class of the Fund. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.

     The Company employs BEA as co-administrator. As co-administrator, BEA generally assists the Advisor Class of the Fund in all aspects of its administration and shareholder servicing. As compensation, the Company pays to BEA a fee calculated at an annual rate of .05% of the average daily net assets of the Advisor Class of the Fund for assets up to $125 million, and .10% thereafter.

DISTRIBUTOR

     Provident Distributors, Inc. ("PDI"), with a principal business address at Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428, acts as distributor for the Shares. PDI receives a fee at an annual rate equal to .25% of the Fund's average daily net assets for distribution services, pursuant to a distribution agreement between PDI and the Company in accordance with a distribution plan (the "12b-1 Plan") adopted by the Company pursuant to Rule 12b-1 under the 1940 Act. Amounts paid to PDI under the Company's 12b-1 Plan may be used by PDI to cover expenses that are related to (i) the distribution of Advisor Shares of the Fund, (ii) ongoing servicing and/or maintenance of the accounts of shareholders of the Fund, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Advisor Shares of the Fund, all as set forth in the Company's 12b-1 Plan. Payments under the 12b-1 Plan are not tied exclusively to the expenses actually incurred. PDI may delegate some or all of these functions to a Service Organization. See "How to Purchase Shares -- Purchases Through Intermediaries."

     BEA, PDI or an affiliate of either may, at its own expense, provide promotional incentives for qualified recipients who support the sale of Shares of the Fund, consisting of securities dealers who have sold Fund Shares or others, including banks and other financial institutions, under special arrangements. Incentives may include opportunities to attend business meetings, conferences, sales or training programs for recipients' employees or clients and other programs or events and may also include opportunities to participate in advertising or sales campaigns and/or shareholder services and programs regarding the Fund. BEA, PDI or an affiliate of either may pay for travel, meals and lodging in connection with these promotional activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of the Fund's Shares.

TRANSFER AGENT

     State Street Bank and Trust Company ("State Street") acts as transfer agent for the Fund. It has delegated to Boston Financial Data Services, Inc. ("BFDS"), a 50% owned subsidiary, responsibility for most transfer agent servicing functions. State Street's principal address is 225 Franklin Street, Boston, MA 02110 and BFDS's principal address is 2 Heritage Drive, Quincy, MA 02171, telephone number (800) 401-2230.

CUSTODIAN

     Brown Brothers Harriman & Co. serves as custodian for the Fund. The 1940 Act and the rules and regulations adopted thereunder permit the Fund to maintain its securities and cash in the custody of certain eligible banks and securities depositories. In compliance with such rules and regulations, the Fund's portfolio of securities and cash, when invested in securities of foreign issuers, may be held by eligible foreign subcustodians appointed by the custodian.


                                      EXPENSES

     The expenses of the Fund are deducted from its total income before dividends are paid. Any general expenses of the Company that are not readily identifiable as belonging to a particular investment portfolio of the Company will be allocated among all investment portfolios of the Company based upon the relative net assets of the investment portfolios. The Advisor Class of the Fund pays its own administration fees, and may pay a different share than the other classes of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Advisor Class or if it receives different services.

     The expenses for the Fund are set forth in the tables entitled "Annual Fund Operating Expenses," above.


                               HOW TO PURCHASE SHARES

     Shares representing interests in the Fund are offered continuously for sale by the Distributor and may be purchased without imposition of a sales charge through the BEA Advisor Funds. Shares of the Fund may be purchased either by mail or, with special advance instructions, by wire.

BY MAIL

     If an investor desires to purchase Shares by mail, a check or money order made payable to the "BEA Advisor Funds" (in U.S. currency) should be sent along with the completed account application to the "BEA Advisor Funds" at the address set forth below. Checks payable to the investor and endorsed to the order of the "BEA Advisor Funds" will not be accepted as payment and will be returned to sender. If payment is received by check in proper form on or before the close of regular trading on the New York Stock Exchange, Inc. ("NYSE") (generally 4:00 p.m. Eastern Time) on a day that the Fund calculates its net asset value (a "Business Day"), the purchase will be made at the Fund's net asset value calculated at the end of that day. If payment is received after the close of regular trading on the NYSE, the purchase will be effected at the Fund's net asset value determined for the next Business
Day after payment has been received. Checks or money orders that are not in proper form or that are not accompanied or preceded by a completed application will be returned to sender. Shares purchased by check are entitled to receive dividends and distributions beginning on the day after payment has been received. Checks should be made payable to the "BEA Advisor Funds" accompanied by the amount to be invested in the Fund. If a check used for purchase does not clear, the Fund will cancel the purchase and the investor may be liable for losses or fees incurred. For a description of the manner of calculating the Fund's net asset value, see "Net Asset Value" below.

          SEND TO:

          BEA ADVISOR FUND
          P.O. Box 8500
          Boston, MA  02266-8500

          OVERNIGHT TO:

          BFDS
          ATTN:  BEA ADVISOR FUND
          2 Heritage Drive
          North Quincy, MA  02171

BY WIRE

     Investors may also purchase Shares by wiring funds from their banks. Telephone orders will not be accepted until a completed account application in proper form has been received and an account number has been established. After telephoning (800) 401-2230 for instructions, an investor should then wire Federal Funds to the BEA Advisor Funds, c/o BFDS using the following wire address:

          State Street Bank & Trust Company
          ABA# 0110 000 28
          ATTN:  Mutual Fund/Custody Dept.
          [BEA Advisor Fund Name]
          DDA# 9905-227-6
          For Further Credit:  [ACCOUNT NUMBER AND
          REGISTRATION]

     If a telephone order is received by the close of regular trading on the NYSE AND payment by wire is received on the same day in proper form (in accordance with instructions stated above), the Shares will be priced according to the net asset value of the Fund on that day and are entitled to dividends and distributions beginning on that day. If payment by wire is received in proper form by the close of the NYSE without a prior telephone order, the Shares will be priced according to the net asset value of the Fund on that day and are entitled to dividends and distributions beginning on that day. However, if a wire received in proper form is not preceded by a telephone order AND is received after the close of regular trading on the NYSE, the payment will be held uninvested until the order is effected at the close of business on the next Business Day. Payment for orders that are not accepted will be returned to the prospective investor after prompt inquiry. If a telephone order is placed and payment by wire is not received on the same day, the Fund will cancel the purchase and the investor may be liable for losses or fees incurred.

     Shares of the Fund are sold without a sales charge. The minimum initial investment in the Fund is $2,500 and minimum subsequent investments must be $250, except that subsequent minimum investments can be as low as $100 under the Automatic Investment Plan, Uniform Gifts to Minors Act and through Individual Retirement Accounts described below. The Fund reserves the right to change the initial and subsequent minimum investment requirements at any time.

     After an investor has made his initial investment, additional Shares may be purchased at any time by mail or by wire in the manner outlined above. Wire payments for initial and subsequent investments should clearly indicate the investor's account number and the name in which Shares are being purchased. The Fund reserves the right to suspend the offering of Shares for a period of time or to reject any specific purchase order. In the interest of economy and convenience, physical certificates representing Shares in the Fund are not normally issued.

PURCHASE THROUGH INTERMEDIARIES

     The Fund understands that some broker-dealers (other than PDI), financial institutions, securities dealers and other industry professionals ("Service Agents") impose certain conditions on their clients that invest in the Fund, which are in addition to or different from those described in this Prospectus, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. Certain features of the Fund, such as the minimum initial or subsequent investments, redemption fees and certain trading restrictions may be modified or waived by Service Agents, and administrative charges or other direct fees may be imposed for the services rendered, which charges or fees would not be imposed if Fund Shares were purchased directly from the Fund. Therefore, a client or customer should contact the Service Agent acting on his behalf concerning the fees (if any) charged in connection with a purchase or redemption of the Fund's shares and should read this Prospectus in light of the terms governing his accounts with Service Agents. Service Agents or, if applicable, their designees, will be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with their agreements with clients or customers. Service Agents, or, if applicable, their designees that have entered into agreements with the Fund or its agent, may enter confirmed purchase orders on behalf of clients and customers with payment to follow no later than the Fund's pricing on the following Business Day. If payment is not received by such time the Service Agents could be held liable for resulting fees or losses.

     The Fund will be deemed to have received a purchase or redemption order when a Service Agent, or, if applicable, its authorized designee, receives a purchase or redemption order in good order. Orders received by the Fund in proper form will be priced at the Fund's net asset value next computed after they are accepted by the Service Agent or its authorized designee.

     For administration, subaccounting, transfer agency and/or other services, BEA, PDI or an affiliate of either may pay Service Agent and certain recordkeeping organizations with whom they have entered into agreements a fee of up to .35% (the "Service Fee") of the average annual value of accounts with the Fund maintained by such Service Agent or recordkeepers. A portion of the Service Fee may be borne by the Fund as a transfer agency fee. The Service Fee payable to any one Service Agent or recordkeeper is determined based upon a number of factors, including the nature and quality of the services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Agent or recordkeeper.

AUTOMATIC INVESTMENT PLAN

     Additional investments in Shares may be made automatically on a periodic basis by authorizing the BEA Advisor Funds to withdraw funds from your bank account through an Automatic Investment Plan. Investors desiring to participate in an Automatic Investment Plan should call the BEA Advisor Funds, at
(800) 401-2230 to obtain the appropriate forms, or complete the appropriate section of the Application included with this Prospectus. The minimum initial investment for an Automatic Investment Plan is $1,000, with minimum monthly payments of $100.

RETIREMENT PLANS AND UGMA/UTMA ACCOUNTS

     Shares may be purchased in conjunction with Individual Retirement Accounts ("IRAs"), rollover IRAs, pension, profit-sharing or other employer benefit plans, and under the Uniform Gifts to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA"). The minimum initial investment in conjunction with such accounts is $1,000, and the minimum subsequent investment is $100. For further information as to applications and annual fees, please contact the BEA Advisor Funds. To determine whether the benefits of an IRA and other plans and UGMA and UTMA accounts are available and/or appropriate, a shareholder should consult with a tax adviser.


                         HOW TO REDEEM AND EXCHANGE SHARES

     An investor of the Fund may redeem (sell) his Shares on any day that the Fund's net asset value is calculated (see "Net Asset Value" below).

REDEMPTION IN WRITING

     Shareholders may redeem for cash some or all of their Fund Shares at any time. To do so, a written request in proper form must be sent directly to the BEA Advisor Funds c/o BFDS, P.O. Box 8500, Boston, MA 02266-8500. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of a redemption. The value of Shares at the time of redemption may be more or less than the shareholders' cost depending on the market value of the securities held by the Fund at the time.

     A request for redemption must be signed by all persons in whose names the Shares are registered or by an authorized party, such as an agent or investment adviser to the Shareholder. Signatures must conform exactly to the account registration. Generally, a properly signed written request is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is also required by the BEA Advisor Funds in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

PAYMENT OF REDEMPTION PROCEEDS

     Payment of the Redemption Price for Shares redeemed will be made by wire or by check mailed within seven days after acceptance by the BEA Advisor Funds c/o BFDS, of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the SEC. If the Shares to be redeemed have been recently purchased by check, the Fund's transfer agent may delay mailing a redemption check, which may be a period of up to 15 days from the date of purchase, pending a determination that the check has cleared.

INVOLUNTARY REDEMPTION

     The Company reserves the right to redeem an account in the Fund of a shareholder at any time the net asset value of the account in the Fund falls below $500 as the result of a redemption request. Shareholders will be notified in writing that the value of their account in the Fund is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.

REDEMPTION IN-KIND

     The Company reserves the right, at its discretion, to honor any request for redemption of the Fund's shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash after they have redeemed their Shares. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Fund. Redeeming shareholders will be required to bear certain administrative or custodial costs in effecting redemptions in-kind.

EXCHANGE PRIVILEGE

     An individual or Service Agent may exchange Advisor Shares of the Fund for Advisor Shares of any other BEA Advisor Fund at the Fund's respective net asset values. Exchanges will be effected in the manner described under "Redemption of Shares" above. If an exchange request is received by BEA Advisor Funds prior to the close of regular trading on the NYSE, the exchange will be made at the Fund's net asset value determined on the same Business Day. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.

     The exchange privilege is available to shareholders residing in any state in which the Advisor Shares being acquired may legally be sold. When a shareholder effects an exchange of Shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the shareholder may realize a taxable gain or loss in connection with the exchange. For further information regarding the exchange privilege, the shareholder should contact the BEA Advisor Funds at (800) 401-2230.

     If the exchanging shareholder does not currently own shares of the Fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and authorized dealer of record as the account from which Shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution. If any amount remains in the account from which the exchange is being made, such amount must not drop below the minimum account value required by the Fund.

TELEPHONE TRANSACTIONS

     In order to request redemptions or exchanges by telephone, investors must have completed and returned to the BEA Advisor Funds an account application containing a telephone election. Unless contrary instructions are elected, an investor will be entitled to make redemptions or exchanges by telephone by calling the BEA Advisor Funds at (800) 401-2230. To add a telephone redemption or exchange feature to an existing account that previously did not provide for this option, a Telephone Redemption or Exchange Authorization Form may be obtained from the BEA Advisor Funds. Neither the Company, the Fund, the Distributor, the Co-Administrators, the Transfer Agent nor any other Fund agent will be liable for following instructions communicated by telephone that they reasonably believe to be genuine. Reasonable procedures will be employed on behalf of the Fund to confirm that instructions communicated by telephone are
genuine.   Such procedures may include, among others, providing written confirmation of telephone transactions, tape recording telephone instructions, requiring that redemption proceeds be sent only by check to the account owners of record at the address of record or by wire only to the owners of record at the bank account of record, and requiring specific personal information prior to acting upon telephone instructions.


                                  NET ASSET VALUE

     The net asset values for each class of the Fund are determined as of the close of regular trading on the NYSE on each Business Day. The net asset values of each class of the Fund are calculated by adding the value of the proportionate interest of each class in the Fund's securities, cash and other assets, deducting the actual and accrued liabilities of the class and dividing the result by the total number of outstanding shares of the class.

     Most securities held by the Fund are priced based on their market value as determined by reported sales prices, or the mean between bid and asked prices that are provided by securities dealers or pricing services. Fund securities which are primarily traded on foreign securities exchanges are normally valued at the preceding closing values of such securities on their respective exchanges. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith under procedures established by the Board of

Directors. The amortized cost method of valuation will also be used with respect to debt obligations with sixty days or less remaining to maturity unless the Adviser under the supervision of the Board of Directors determines such method does not represent fair value.


                            DIVIDENDS AND DISTRIBUTIONS

     The Company will distribute substantially all of the net realized capital gains, if any, of the Fund to the Fund's shareholders annually. The Company will distribute all net investment income, if any, for the Fund annually. All distributions will be reinvested in the form of additional full and fractional shares of the Fund unless a contrary election is made on the application to have distributions paid in cash. If in the future a shareholder desires to have distributions paid out rather than reinvested, the shareholder should notify the BEA Advisor Funds in writing.


                                       TAXES

GENERAL

     The following discussion is only a brief summary of some of the important tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Fund should consult their tax advisers with specific reference to their own tax situation.

     The Fund will elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). So long as the Fund qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that are treated as a return of capital or that are designated as exempt interest dividends) regardless of whether such distributions are paid in cash or reinvested in additional shares.

     Distributions out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of the Fund will be taxed to shareholders as long-term capital gain, regardless of the length of time a shareholder has held his shares or whether such gain was reflected in the price paid for the shares. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income. The current nominal maximum marginal rate on ordinary income for individuals, trusts and estates is generally 39.6%, and the long-term capital gain rate is 28% (for the sale of capital assets held more than 12 months but not more than 18 months) or 20% (for the rate of capital assets held more than 18 months). For corporations, however, the rates for both ordinary income and capital gains are the same.

     Transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character (i.e., ordinary or capital) of gains or losses realized by the Fund, accelerate the recognition of income by the Fund and defer the Fund's losses. Exchange control regulations may restrict repatriations of investment income and capital or of the proceeds of sales of securities by investors such as the Fund. In addition, certain investments (such as zero coupon securities and shares of so-called "passive foreign investment companies" or "PFICS") may cause the Fund to recognize income without the receipt of cash. Each of these circumstances, whether separately or in combination, may limit the Fund's ability to pay sufficient dividends and to make sufficient distributions to satisfy the Subchapter M and excise tax distributions requirements.

     The Company will send written notices to shareholders annually regarding the tax status of distributions made by the Fund. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders on December 31, provided such dividends are paid during January of the following year. The Fund intends to make sufficient actual or deemed distributions prior to the end of each calendar year to avoid liability for federal excise tax.

     Investors should be careful to consider the tax implications of buying Shares just prior to a distribution. The price of Shares purchased at that time will reflect the amount of the forthcoming distribution. Those investors purchasing just prior to a distribution will nevertheless be taxed on the entire amount of the distribution received.

     Shareholders who exchange shares representing interests in the Fund for shares representing interests in another Fund will generally recognize capital gain or loss for federal income tax purposes.

     Under certain provisions of the Code, some shareholders may be subject to a 31% "backup" withholding tax on reportable dividends, capital gains distributions and redemption payments.

     Shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships will be subject to different U.S. federal income tax treatment.

FOREIGN INCOME TAXES

     Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

     If more than 50% of the value of the Fund's total assets at the close of each taxable year consists of the stock or securities of foreign corporations (which is generally not expected to be the case, however), the Fund will be eligible to elect to "pass through" to the Company's shareholders the amount of foreign income taxes paid by the Fund (the "Foreign Tax Election"). Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income taxes paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign taxes in computing their taxable income, or to use it (subject to various Code limitations) as a foreign tax credit against U.S. federal income tax (but not both). In determining the source and character of distributions received from the Fund for the purpose of the foreign tax credit limitation rules of the Code, shareholders will be required to treat allocable portions of the Fund's distributions as foreign source income. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.


                               MULTI-CLASS STRUCTURE

     The Company offers three classes of shares, Advisor, Institutional and Investor Shares, which are offered directly to institutional investors and financial intermediaries pursuant to separate prospectuses. Shares of the Fund represent equal pro rata interests in the Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. The Company quotes performance of each class of Shares separately. Because different fees are paid by each class of shares, the total return on such shares can be expected, at any time, to be different than the total return on another class of Shares. Information concerning these other classes may be obtained by calling the BEA Funds at (800) 401-2230.


                               DESCRIPTION OF SHARES

     The Company has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 14.83 billion shares are currently classified into 91 different classes of Common Stock (as described in the Statement of Additional Information).

     THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE BEA ADVISOR CLASS REPRESENTING INTERESTS IN THE BEA U.S. CORE EQUITY FUND AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THAT FUND.

     Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to the Fund with each other share that represents an interest in the Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares will be fully paid and non-assessable.

     The Company currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

     Holders of shares of the Fund will vote in the aggregate and not by class on all matters, except where otherwise required by law. Furthermore, shareholders of all investment portfolios of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning the Company Shares" for examples of when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Company may elect all of the directors.

     As of ____________, 1998, to the Company's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all classes of the Company.


                                 OTHER INFORMATION

REPORTS AND INQUIRIES

     Shareholders of the Fund will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries can be made by contacting the BEA Funds at (800) 401-2230 or by writing to BEA Funds, P.O. Box 8500, Boston, MA 02266-8500.

PERFORMANCE INFORMATION

     From time to time, the Fund may advertise its performance, including comparisons to other mutual funds with similar investment objectives and to stock or other relevant indices. All such advertisements will show the average annual total return over one, five and ten year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such total return quotations will be computed by finding the compounded average annual total return for each time period that would equate the assumed initial investment of $1,000 to the ending redeemable value, net of any redemption and other fees, according to a required standardized calculation. This standard calculation is required by the SEC to provide consistency and comparability in investment company advertising. The Fund may also from time to time include in such advertising an aggregate total return figure or a total return figure that is not calculated according to the standardized formula in order to compare more accurately the Fund's performance with other measures of investment return. For example, the Fund's total return or expense ratio may be compared with data published by Lipper Analytical Services, Inc., CDA/Weisenberger Investment Technologies, Inc., Mutual Fund Forecaster, or Morningstar, Inc., or with the performance of the Standard & Poor's 500 Stock Index, national publications such as MONEY, FORBES, BARRON'S, THE WALL STREET JOURNAL or the NEW YORK TIMES or publications of a local or regional nature, and other industry publications. For these purposes, the performance of the Fund, as well as the performance published by such services or experienced by such indices, will usually not reflect redemption fees, the inclusion of which would reduce performance results. If the Fund advertises non-standard computations, however, the Fund will disclose such fees, and will also disclose that the performance data do not reflect such fees and that inclusion of such fees would reduce the performance quoted.

     The yield on shares of the Fund will fluctuate and is not necessarily representative of future results. Shareholders should remember that yield is generally a function of portfolio quality and maturity, type of instrument, operating expenses and market conditions. Any fees charged by broker/dealers directly to their customers in connection with investments in the Fund are not reflected in the yields on the Fund's shares, and such fees, if charged, will reduce the actual return received by shareholders on their investments.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                    (This page has been left blank intentionally.)

(This page has been left blank intentionally.)

                                  BEA ADVISOR FUND
                               QUICK REFERENCE GUIDE


BEA ADVISOR FUND
U.S. Core Equity Fund


WORLD WIDE WEB
Please visit our website at:  www.beafunds.com.


FUND AND ACCOUNT INFORMATION
Shareholders and all interested investors may direct their inquiries and requests for information to the Funds' information line at 1-800-401-2230.


AUTOMATIC REINVESTMENT PROGRAM
Dividend and capital gain distributions
are automatically reinvested in shares
of the same Fund at the current net
asset value.


EXCHANGE PRIVILEGES
Shareholders may sell fund shares and
buy shares of other BEA Advisor Funds
by telephone or in writing.  Please
refer to the Prospectus section
entitled "Exchange Privilege."


STATEMENTS AND REPORTS
As a shareholder you will receive the following:
-    Confirmation Statements - after every
     transaction that affects your account
     balance or account registration
-    Account Statements - quarterly
-    Financial Reports - semi-annually


INVESTMENT ADVISER
BEA Associates
Tower 49
12 East 49th Street
New York, NY 10017

DISTRIBUTOR
Provident Distributors, Inc.
Four Falls Corporate Center
6th Floor
West Conshohocken, PA  19428


CO-ADMINISTRATOR
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE  19809


CO-ADMINISTRATOR
BEA Associates
Tower 49
12 East 49th Street
New York, NY  10017


CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA  02109


TRANSFER AGENT
State Street Bank and Trust Co.
225 Franklin Street
Boston, MA  02110


INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
2400 Eleven Penn Center
Philadelphia, PA  19103


LEGAL COUNSEL
Drinker Biddle & Reath LLP
1345 Chestnut Street
Philadelphia, PA  19107-3496

                                        BEA
                                   ADVISOR SHARES

                               U.S. CORE EQUITY FUND
                    (INVESTMENT PORTFOLIO OF THE RBB FUND, INC.)


                        STATEMENT OF ADDITIONAL INFORMATION


          This Statement of Additional Information provides supplementary information pertaining to shares (the "Advisor Shares" or the "Shares") representing interests in one investment portfolio (the "Fund") of The RBB Fund, Inc. (the "Company"): the BEA U.S. Core Equity Fund. This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the BEA Advisor Prospectus for the Fund, dated _______, 1998 (the "Prospectus"). A copy of the Prospectus may be obtained from the Fund's transfer agent by calling toll-free (800) 401-2230. This Statement of Additional Information is dated _______________, 1998.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THE STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                      CONTENTS

                                                                      Prospectus
                                                            Page         Page
                                                            ----      ----------
General. . . . . . . . . . . . . . . . . . . . . . . .       3            3
Investment Policies. . . . . . . . . . . . . . . . . .       3            6
Investment Limitations . . . . . . . . . . . . . . . .       20           7
Risk Factors . . . . . . . . . . . . . . . . . . . . .       22           7
Directors and Officers . . . . . . . . . . . . . . . .       25         N/A
Investment Advisory and Servicing
  Arrangements . . . . . . . . . . . . . . . . . . . .       37           9
Portfolio Transactions . . . . . . . . . . . . . . . .       43         N/A
Purchase and Redemption Information. . . . . . . . . .       46          12
Valuation of Shares. . . . . . . . . . . . . . . . . .       48          16
Performance and Yield Information. . . . . . . . . . .       49          19
Taxes. . . . . . . . . . . . . . . . . . . . . . . . .       52          16
Additional Information Concerning Fund
  Shares . . . . . . . . . . . . . . . . . . . . . . .       61          19
Miscellaneous. . . . . . . . . . . . . . . . . . . . .       64
Financial Statements . . . . . . . . . . . . . . . . .       75         N/A
Appendix A . . . . . . . . . . . . . . . . . . . . . .       A-1
Appendix B . . . . . . . . . . . . . . . . . . . . . .       B-1

                                      GENERAL


          The RBB Fund, Inc. (the "Company) is an open-end management investment company currently operating or proposing to operate twenty-six separate investment portfolios. The Company was organized as a Maryland corporation on February 29, 1988.

          Unless otherwise indicated, the following investment policies may be changed by the Board of Directors without an affirmative vote of shareholders. Capitalized terms used herein and not otherwise defined have the same meanings as are given to such terms in the Prospectus.


                                INVESTMENT POLICIES

          The following supplements the information contained in the Prospectus concerning the investment objectives and policies of, and techniques used by, the Fund.

          NON-DIVERSIFIED STATUS. The Fund is classified as non-diversified within the meaning of the Investment Company Act of 1940 (the "1940 Act") which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. The Fund's investments will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). See "Taxes." To qualify, the Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and
(ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of the Fund's total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund's return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

          TEMPORARY INVESTMENTS. The short-term and medium-term debt securities in which the Fund may invest for temporary defensive purposes consist of: (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.

          REPURCHASE AGREEMENTS. The Fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities ("repurchase agreements"). The Fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities was less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose the Fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which the Fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Fund's adviser. The Fund's adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). In addition, the Fund's adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Fund's adviser will mark-to-market daily the value of the securities. There are no percentage limits on the Fund's ability to enter into repurchase agreements. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

          REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. The Fund may enter into reverse repurchase agreements with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser). Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to the Fund's agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. The Fund also may enter into "dollar rolls," in which it sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forgo principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The Fund does not presently intend to invest more than 5% of net assets in reverse repurchase agreements or dollar rolls.

          WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. The Fund may purchase securities on a when-issued basis, and it may purchase or sell securities for delayed delivery or on a forward commitment basis. These transactions occur when securities are purchased or sold by a Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to a Fund at the time of entering into the transaction. Although the Fund has not established a limit on the percentage of its assets that may be committed in connection with such transactions, it will maintain segregated accounts with its custodian consisting of cash or liquid securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the amount of its commitment in connection with such purchase transactions. The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which assets fall below the amount of its commitment. The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. When the Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous. When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. The Fund currently anticipates that when-issued securities will not exceed 25% of its net assets. The Fund does not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of its investment objectives.

          STAND-BY COMMITMENT AGREEMENTS. The Fund may from time to time enter into stand-by commitment agreements. Such agreements commit a Fund, for a stated period of time, to purchase a stated amount of fixed-income securities which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement, a Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Fund.
The Fund will not enter into a stand-by commitment with a remaining term in excess of 45 days and it will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale, will not exceed 10% of its assets taken at the time of acquisition of such commitment or security. The Fund will at all times maintain a segregated account with its custodian consisting of cash or liquid securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the purchase price of the securities underlying the commitment. The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which assets fall below the amount of the purchase price. The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

          There can be no assurance that the securities subject to a stand-by commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Because the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

          The purchase of a security subject to a stand-by commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the stand-by commitment. The Fund does not presently intend to invest more than 5% of net assets in stand-by commitment agreements.

          ILLIQUID SECURITIES. The Fund does not presently intend to invest more than 15% of its net assets in illiquid securities (including repurchase agreements which have a maturity of longer than seven days), including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Such securities may include, among other things, loan participations and assignments, options purchased in the over-the-counter markets, repurchase agreements maturing in more than seven days, structured notes and restricted securities other than Rule 144A securities that BEA has determined are liquid pursuant to guidelines established by the Company's Board of Directors. Because of the absence of any liquid trading market currently for these investments, a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by a Fund. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. With respect to the Fund, repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

          Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

          If otherwise consistent with its investment objectives and policies, the Fund may purchase securities that are not registered under the Securities Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as it is determined by the Adviser, under guidelines approved by the Board of Directors, that an adequate trading market exists for the securities. The Fund's investment in Rule 144A securities could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

          The Adviser will monitor the liquidity of restricted securities in the Fund under the supervision of the Board of Directors. In reaching liquidity decisions, the Adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Where there are no readily available market quotations, the security shall be valued at fair value as determined in good faith by the Board of Directors of the Company.

          SECURITIES OF UNSEASONED ISSUERS. The Fund will not invest in securities of unseasoned issuers, including equity securities of unseasoned issuers which are not readily marketable, if the aggregate investment in such securities would exceed 5% of the Fund's net assets. The term "unseasoned" refers to issuers which, together with their predecessors, have been in operation for less than three years.

          LENDING OF PORTFOLIO SECURITIES. To increase income on its investments, the Fund may lend its portfolio securities with an aggregate value of up to 30% of its total assets to broker/dealers and other institutional investors. The Fund may lend its portfolio securities on a short or long term basis to broker-dealers or institutional investors that the Adviser deems qualified, but only when the borrower maintains, with the Fund's custodian, collateral either in cash or money market instruments, in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. Collateral for such loans may include cash, securities of the U.S. Government or its agencies or instrumentalities or an irrevocable letter of credit issued by a bank which is deemed creditworthy by the Adviser. In determining whether to lend securities to a particular broker-dealer or institutional investor, the Adviser will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even the loss of rights in the collateral should the borrower of the securities fail financially. Default by or bankruptcy of a borrower would expose the Fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

          BORROWING. The Fund may borrow up to 33 1/3 percent of its total assets. The Adviser intends to borrow only for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities, or to facilitate settlement transactions on portfolio securities. Additional investments will not be made when borrowings exceed 5% of the Fund's total assets. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. The Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

          U.S. GOVERNMENT SECURITIES. The U.S. Government securities in which the Fund may invest include direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and obligations issued by U.S. Government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States and securities that are supported primarily or solely by the creditworthiness of the issuer (such as securities of the Federal Home Loan Banks, the Student Loan Marketing Association and the Tennessee Valley Authority).

          FOREIGN DEBT SECURITIES. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed-income securities. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

          The foreign government securities in which the Fund may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

          Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the European Currency Unit ("ECU"). An ECU represents specified amounts of the currencies of certain member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies.

          BRADY BONDS. The Fund may invest in so-called "Brady Bonds," which are securities created through the exchange of existing commercial bank loans to Latin American public and private entities for new bonds in connection with debt restructurings under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady (the "Brady Plan"). Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are currently actively traded in the over-the-counter secondary market for Latin American debt instruments.

          Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

          All Mexican Brady Bonds issued to date, except New Money Bonds, have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. Approximately half of the Venezuelan Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral in other currencies), while slightly more than half have interest coupon payments collateralized on a 14-month rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

          Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk").

          LOAN PARTICIPATIONS AND ASSIGNMENTS. The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign government and one or more financial institutions ("Lenders"). The majority of the Fund's investments in Loans in Latin America are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan ("Loan Agreement"), nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by BEA to be creditworthy. The Fund currently anticipates that it will not invest more than 5% of its net assets in Loan Participations and Assignments.

          CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. While no securities investment is completely without risk, investments in convertible securities generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed-income characteristics and
(3) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

          The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

          The Fund has no current intention of converting any convertible securities it may own into equity securities or holding them as equity securities upon conversion, although it may do so for temporary purposes. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. The Fund will invest in convertible securities without regard to their credit rating. See "Risk Factors -- Lower Rated Securities" in the Prospectus.

          MORTGAGE-BACKED SECURITIES. The Fund may invest in mortgage-backed securities, such as those issued by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or certain foreign issuers, as well as by private issuers such as commercial investment banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed rate mortgages, 15-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

          Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed rate 30-year mortgages, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool.

          Although certain mortgage-related securities are guaranteed by a third party or are otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If the Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from increases in interest rates or prepayment of the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because in periods of declining interest rates mortgages underlying securities are prone to prepayment. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Fund's yield. For this and other reasons, a mortgage-related security's stated maturity may be shortened by an unscheduled prepayment on underlying mortgages and, therefore, it is not possible to predict accurately the security's return to the Fund. Mortgage-related securities provide regular payments consisting of interest and principal. No assurance can be given as to the return the Fund will receive when these amounts are reinvested.

          The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

          COLLATERALIZED MORTGAGE OBLIGATIONS. The Fund may also purchase collateralized mortgage obligations ("CMOs") issued by a U.S. Government instrumentality which are backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligations to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. Generally, CMOs are partitioned into several classes with a ranked priority by which the classes of obligations are redeemed. These securities may be considered mortgage derivatives. The Fund may only invest in CMOs issued by FHLMC, FNMA or other agencies of the U.S. Government or instrumentalities established or sponsored by the U.S. Government.

          CMOs provide an investor with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-related securities. Issuers of CMOs frequently elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. Coupons can be fixed or variable. If variable, they can move with or in the reverse direction of interest rates. The coupon changes could be a multiple of the actual rate change and there may be limitations on what the coupon can be. Cash flows of pools can also be divided into a principal only class and an interest only class. In this case the principal only class will only receive principal cash flows from the pool. All interest cash flows go to the interest only class.
The relative payment rights of the various CMO classes may be structured in many ways, either sequentially or by other rules of priority. Generally, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. Sometimes, however, CMO classes are "parallel pay," I.E. payments of principal are made to two or more classes concurrently. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgaged-related obligations.

          The CMO structure returns principal to investors sequentially, rather than according to the pro rata method of a pass-through. In the traditional CMO structure, all classes (called tranches) receive interest at a stated rate, but only one class at a time receives principal. All principal payments received on the underlying mortgages or securities are first paid to the "fastest pay" tranche. After this tranche is retired, the next tranche in the sequence becomes the exclusive recipient of principal payments. This sequential process continues until the last tranche is retired. In the event of sufficient early repayments on the underlying mortgages, the "fastest-pay" tranche generally will be retired prior to its maturity. Thus the early retirement of a particular tranche of a CMO held by the Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security as described above.

          ASSET-BACKED SECURITIES. The Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. The Fund may also invest in other types of asset-backed securities that may be available in the future.
Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved. In certain circumstances, asset-backed securities may be considered illiquid securities subject to the percentage limitations described above. Asset-backed securities are considered an industry for industry concentration purposes, and the Fund will therefore not purchase any asset-backed securities which would cause 25% or more of the Fund's net assets at the time of purchase to be invested in asset-backed securities.

          Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations.
If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.

          ZERO COUPON SECURITIES. The Fund may invest in "zero coupon" U.S. Treasury, foreign government and U.S. and foreign corporate debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. The Fund currently anticipates that zero coupon securities will not exceed 5% of its net assets. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. The Fund anticipates that it will not normally hold zero coupon securities to maturity. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year.

          STRUCTURED NOTES. The Fund may invest in structured notes. The distinguishing feature of a structured note is that the amount of interest and/or principal payable on the notes is based on the performance of a benchmark asset or market other than fixed-income securities or interest rates. Examples of a benchmark include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that the market does not perform as expected. The performance tie can be a straight relationship or leveraged, although BEA generally will not use leverage in its structured note strategies. Normally, these bonds are issued by U.S. Government Agencies and investment banks arrange the structuring. Depending on the terms of the note, the Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the Fund's loss cannot exceed this foregone interest and/or principal. An investment in a structured note involves risks similar to those associated with a direct investment in the benchmark asset. Structured notes will be treated as illiquid securities for investment limitation purposes.

          ADDITIONAL INVESTMENT CONSIDERATIONS AND RISKS -- NON-INVESTMENT GRADE
FIXED-INCOME SECURITIES.   When and if available, fixed-income securities may be
purchased by the Fund at a discount from face value. From time to time, the Fund may purchase securities in default with respect to the paying of principal and/or interest at the time acquired if, in the opinion of BEA, such securities have the potential for future capital appreciation.

          Debt securities purchased by the Fund may bear fixed, fixed and contingent or variable rates of interest and may involve equity features such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer; participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit). Conversion of certain debt securities may reduce net income per share and net asset value per share. The occurrence of any income dilution of previously outstanding shares of common stock when debt securities are converted will depend upon whether the Fund can, from the investments made with the proceeds of the debt securities, earn an amount per share issuable upon conversion at least equal to the amount earned with respect to shares of common stock outstanding prior to conversion. If debt securities are converted at a time when the net asset value per share of common stock is greater than the conversion price, the conversion will result in a decrease or dilution in then current net asset value per share of common stock.

          The value of the lower rated fixed-income securities that the Fund purchases may fluctuate more than the value of higher rated debt securities. These lower rated fixed-income securities generally tend to reflect short-term corporate and market developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Fund but will be reflected in the net asset value of the Fund's shares. The Fund attempts to reduce risk through credit analysis and attention to current developments and trends in both the economy and financial markets. There can be no assurance that such attempts will be successful.

          Lower-rated debt securities may include zero coupon securities or pay-in-kind securities. A zero coupon security bears no interest but is issued at a discount from its value at maturity. When held to maturity, its entire return equals the difference between its issue price and its maturity value. Pay-in-kind securities typically do not provide for cash interest payments but instead provide for the issuance of additional debt securities of the issuer in the face amount of the interest payment amount due in lieu of a cash payment. The market prices of both of these securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash.

          There are also special considerations associated with investing in lower-rated debt securities structured as zero coupon or pay-in-kind securities. For example, the Fund must include the interest ("original issue discount") on these securities in determining the amount of its required distributions to shareholders for federal income tax and federal excise tax purposes, even though it receives no cash interest until the security's maturity or payment date. Therefore, in order to satisfy these distribution requirements, the Fund may have to sell some of its assets without regard to their investment merit to obtain cash to distribute to shareholders. These actions may occur under disadvantageous circumstances and are likely to reduce the Fund's assets and may thereby increase its expense ratio and decrease its rate of return. For additional information concerning these tax considerations, see "Taxes" below. From time to time, the Fund may also purchase securities not paying interest at the time acquired if, in the opinion of the Fund's Adviser, such securities have the potential for future income or capital appreciation.

          HEDGING.   The Fund may engage in various hedging strategies.  See
"Currency Hedging" in the Prospectus.

          FORWARD CURRENCY CONTRACTS. The Fund may use forward currency contracts to protect against uncertainty in the level of future exchange rates and to enhance total return. The Fund may also enter into forward currency contracts with respect to specific transactions. For example, when a portfolio anticipates the receipt in a foreign currency of interest payments on a security that it holds, a portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transaction. The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

          The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (I.E., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of a Fund security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

          Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. The Fund may enter into a forward contract and maintain a net exposure on such contract only if (1) the consummation of the contract would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or (2) the Fund maintains cash or liquid securities in a segregated account with its custodian in the amount prescribed. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

          At or before the maturity date of a forward contract requiring a portfolio to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring them to purchase a specified currency by entering into a second contract entitling them to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

          The cost to the Fund of engaging in forward currency contracts will vary with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts will not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it will fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase. Moreover, investors should be aware that dollar-denominated securities may not be available in some or all foreign countries, that the forward currency market for the purchase of U.S. dollars in many foreign countries is not highly developed and that in certain countries no forward market for foreign currencies currently exists or that such market may be closed to investment by the Fund.

          Although the Fund will value its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

          OPTIONS AND FUTURES CONTRACTS. The Fund may write covered call options, buy put options, buy call options and write put options, without limitation except as noted in this paragraph. Such options may relate to particular securities or to various indexes and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation.
The Fund may also invest in futures contracts and options on futures contracts (index futures contracts or interest rate futures contracts, as applicable) for hedging purposes (including currency hedging) or for other purposes so long as aggregate initial margins and premiums required for non-hedging positions do not exceed 5% of its net assets, after taking into account any unrealized profits and losses on any such contracts it has entered into. See Appendix "B" for a description of futures contracts and options on futures contracts and the risks thereof.

          Options trading is a highly specialized activity which entails greater than ordinary investment risks. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in the underlying securities themselves. The Fund will write call options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration

(or, if additional cash consideration is required, liquid assets in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund maintains with its custodian liquid assets equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

          When the Fund purchases a put option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the mean between the last bid and asked prices. If an option purchased by the Fund expires unexercised the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

          There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange"), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

          SHORT SALES "AGAINST THE BOX." In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund may engage in short sales if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." In a short sale, a seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Fund engages in a short sale, the collateral for the short position will be maintained by the Fund's custodian or a qualified sub-custodian. While the short sale is open, the Fund will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund's long position. The Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price, but also wishes possibly to defer recognition of gain or loss for federal income tax purposes. (A short sale against the box will defer recognition of gain for federal income tax purposes only if the Fund subsequently closes the short position by making a purchase of the relevant securities no later than 30 days after the end of the taxable year.) In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales. The Fund does not presently intend to invest more than 5% of net assets in short sales against the box.

          SECTION 4(2) PAPER. "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Company which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" above. See Appendix "A" for a list of commercial paper ratings.

          RIGHTS OFFERINGS AND PURCHASE WARRANTS. Rights offerings and purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the rights and warrants expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.


                               INVESTMENT LIMITATIONS

          The Company has adopted the following fundamental investment limitations, which may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding Shares (as defined in Section 2(a)(42) of the 1940 Act). The Fund may not:

          1. Borrow money, except from banks, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Fund; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund's total assets at the time of such borrowing;

          2.   Issue any senior securities, except as permitted under the 1940
Act;

          3. Act as an underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

          4. Purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

          5. Purchase or sell commodities or commodity contracts, except that the Fund may deal in forward foreign exchange transactions between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

          6. Make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, Loan Participations and Assignments, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan; and

          7. Purchase any securities, which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to
(i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.


          For purposes of Investment Limitation No. 1, collateral arrangements with respect to, if applicable, the writing of options, futures contracts, options on futures contracts, forward currency contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security for purposes of Investment Limitation No. 2.

          In addition to the fundamental investment limitations specified above, the Fund may not:

          1. Make investments for the purpose of exercising control or management, but investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management;

          2. Purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions, and except that the Fund may make margin deposits in connection with its use of options, futures contracts, options on futures contracts and forward contracts;

          3. Purchase or sell interests in mineral leases, oil, gas or other mineral exploration or development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities; and

          4. Purchase or retain the securities of any issuer, if those individual officers and directors of the Company, the Adviser or any subsidiary thereof each owning beneficially more than one-half of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer.

          The policies set forth above are not fundamental and thus may be changed by the Company's Board of Directors without a vote of the shareholders.

          Except as required by the 1940 Act with respect to the borrowing of money, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in market values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

          Securities held by the Fund generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

                                    RISK FACTORS

          FOREIGN SECURITIES. Investments in foreign securities are subject to certain risks, as discussed below.

          POLITICAL, ECONOMIC AND MARKET FACTORS. Investments in foreign securities involve risks relating to political and economic developments abroad, as well as those that result from the differences between the regulations to which U.S. and foreign issuers are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on dividends and interest, limitations on the use or transfer of the Fund's assets and political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Securities of many foreign issuers may be less liquid, and their prices may be more volatile, than those of securities of comparable U.S. issuers. Brokerage commissions, custodial services and other costs relating to investment in foreign securities markets are generally more expensive than in the United States. Such markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. There is generally less government supervision and regulation of exchanges, brokers and issuers in foreign securities markets than there is in the United States.

          In addition, substantial limitations may exist in certain countries with respect to the Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required government approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

          REPORTING STANDARDS. Most of the foreign securities held by the Fund will not be registered with the SEC, nor will the issuers thereof be subject to SEC or other U.S. reporting requirements. Accordingly, there will be less publicly available information concerning foreign issuers of securities held by the Fund than will be available concerning U.S. companies. Foreign companies, and in particular, companies in emerging markets, are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

          EXCHANGE RATE FLUCTUATIONS. Because foreign securities ordinarily will be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of interest and dividends earned, gains and losses realized on the sale of securities and net investment income and capital gain, if any, to be distributed to shareholders by the Fund. If the value of a foreign currency rises against the U.S. dollar, the value of the Fund's assets denominated in that currency will increase; conversely, if the value of a foreign currency declines against the U.S. dollar, the value of the Fund's assets denominated in that currency will decrease. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, international balances of payments, government intervention, speculation and other economic and political conditions.

          INVESTMENT CONTROLS. In certain countries that currently prohibit direct foreign investment in the securities of their companies, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted through investment funds which have been specifically authorized. The Fund may invest in these investment funds and registered investment companies subject to the provisions of the 1940 Act. If the Fund invests in such investment companies, it will bear its proportionate share of the costs incurred by such companies, including investment advisory fees.

          CLEARANCE AND SETTLEMENT PROCEDURES. Delays in clearance and settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

          OPERATING EXPENSES. The costs attributable to foreign investing that the Fund must bear frequently are higher than those attributable to domestic investing. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities. Investment income on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on those securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign tax to which the Fund would be subject.

          SOVEREIGN DEBT. Investments in sovereign debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of a default.

          Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of Sovereign debt in the event of default under commercial bank loan agreements.

          A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

          The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign debt. While the Adviser intends to manage the Fund in a manner that will minimize its exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its holdings.

          Investors should also be aware that certain sovereign debt instruments in which the Fund may invest involve great risk. Sovereign debt issued by issuers in many Emerging Markets generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such sovereign debt, which may not be paying interest currently or may be in payment default, may be comparable to securities rated "D" by S&P or "C" by Moody's. The Fund may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on the market price of such securities and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. When and if available, fixed income securities may be purchased by the Fund at a discount from face value. However, the Fund does not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive. From time to time, the Fund may purchase securities not paying interest at the time acquired if, in the opinion of the Adviser, such securities have the potential for future income or capital appreciation.

                               DIRECTORS AND OFFICERS

          The directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are:


                              Position            Principal Occupation During
Name, Address and Age         with the Company    Past Five Years
---------------------         ----------------    ---------------------------

Arnold M. Reichman - 49*      Director            Senior Managing Director,
466 Lexington Avenue                              Chief Operating Officer and
New York, NY  10017                               Assistant Secretary, Warburg
                                                  Pincus Asset Management, Inc.;
                                                  Director and Executive
                                                  Officer,  Counsellors
                                                  Securities Inc;
                                                  Director/Trustee of various
                                                  investment companies advised
                                                  by Warburg Pincus Asset
                                                  Management, Inc.


Robert Sablowsky - 59*        Director            Senior Vice President,
110 Wall Street                                   Fahnestock & Co., Inc. (a
New York, NY  10005                               registered broker-dealer);
                                                  prior to October 1996,
                                                  Executive Vice President of
                                                  Gruntal & Co., Inc. (a
                                                  registered broker-dealer).

Francis J. McKay - 62         Director            Since 1963, Executive Vice
7701 Burholme Avenue                              President, Fox Chase Cancer
Philadelphia, PA 19111                            Center (biomedical research
                                                  and medical care.)

Marvin E. Sternberg - 63      Director            Since 1974, Chairman, Director
937 Mt. Pleasant Road                             and President, Moyco
Bryn Mawr, PA  19010                              Industries, Inc. (manufacturer
                                                  of dental supplies and
                                                  precision coated abrasives);
                                                  since 1968, Director and
                                                  President, Mart MMM, Inc.
                                                  (formerly Montgomeryville
                                                  Merchandise Mart Inc.) and
                                                  Mart PMM, Inc. (formerly
                                                  Pennsauken Merchandise Mart,
                                                  Inc.) (shopping centers); and
                                                  since 1975, Director and
                                                  Executive Vice President,
                                                  Cellucap Mfg. Co., Inc.
                                                  (manufacturer of disposable

                              Position            Principal Occupation During
Name, Address and Age         with the Company    Past Five Years
---------------------         ----------------    ---------------------------
                                                  headwear).

Julian A. Brodsky - 64        Director            Director and Vice Chairman,
Comcast Corporation                               Comcast Corporation since
1234 Market Street                                1969, (cable television and
16th Floor                                        communications); Director,
Philadelphia, PA  19107-                          Comcast Cablevision of
          3723                                    Philadelphia (cable television
                                                  communications) and Nextel
                                                  (wireless communications).

Donald van Roden - 73         Director and        Self-employed businessman.
1200 Old Mill Lane            Chairman            From February 1980 to March
Wyomissing, PA  19610         of the Board        1987, Vice Chairman, Smith
                                                  Kline Beecham Corporation
                                                  (pharmaceuticals); Director,
                                                  AAA Mid-Atlantic (auto
                                                  service); Director, Keystone
                                                  Insurance Co.

Edward J. Roach - 73          President and       Certified Public Accountant;
Suite 100                     Treasurer           Vice Chairman of the of the
Bellevue Park                                     Board, Fox Chase Cancer
Corporate Center                                  Center; Trustee Emeritus,
400 Bellevue Parkway                              Pennsylvania School for the
Wilmington, DE  19809                             Deaf; Trustee Emeritus,
                                                  Immaculata College; President
                                                  or Vice President and
                                                  Treasurer of various
                                                  investment companies advised
                                                  by BlackRock Institutional
                                                  Management Corporation;
                                                  Director, The Bradford Funds,
                                                  Inc.


Morgan R. Jones - 58          Secretary           Chairman of the law firm of
Drinker Biddle & Reath LLP                        Drinker Biddle & Reath LLP;
1345 Chestnut Street                              Director, Nobel Education
Philadelphia, PA  19107-                          Dynamics, Inc.
              3496

---------------------------

* Mr. Reichman is an "interested person" of the Company, as that term is defined in the 1940 Act, by virtue of his position with Counsellors Securities, Inc., a registered broker-dealer.

* Mr. Sablowsky is an "interested person" of the Company, as that term is defined in the 1940 Act, by virtue of his position with Fahnestock & Co., Inc., a registered broker-dealer.

          Messrs. McKay, Sternberg and Brodsky are members of the Audit Committee of the Board of Directors. The Audit Committee, among other things, reviews results of the annual audit and recommends to the Company the firm to be selected as independent auditors.

          Messrs. Reichman, McKay and van Roden are members of the Executive Committee of the Board of Directors. The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session.

          Messrs. McKay, Sternberg, Brodsky and van Roden are members of the Nominating Committee of the Board of Directors. The Nominating Committee recommends to the Board all persons to be nominated as directors of the Company.

          The Company pays directors who are not "affiliated persons" (as that term is defined in the 1940 Act) of any investment adviser or sub-adviser of the Company or the Distributor and Mr. Sablowsky, who is considered to be an affiliated person, $12,000 annually and $1,000 per meeting of the Board or any committee thereof that is not held in conjunction with a Board meeting. In addition, the Chairman of the Board receives an additional $5,000 per year for his services in this capacity. Such Directors are reimbursed for any expenses incurred in attending meetings of the Board of Directors or any committee thereof. For the year ended August 31, 1997, each of the following members of the Board of Directors received compensation from the Company in the following amounts:


                                        DIRECTORS' COMPENSATION
                                        -----------------------
                                                  Pension or
                                                  Retirement
                                                  Benefits            Estimated           Total Compensation
                              Aggregate           Accrued as          Annual              from Registrant and
                              Compensation        Part of Fund        Benefits Upon       Fund Complex
Name of Person/Position       from Registrant     Expenses            Retirement          Paid(1) to Directors
-----------------------       ---------------     ------------        -------------       --------------------
Julian A. Brodsky,            $16,000             N/A                 N/A                 $16,000
  Director
Francis J. McKay,             $19,000             N/A                 N/A                 $19,000
  Director
Arnold M. Reichman,                 0             N/A                 N/A                       0
  Director
Robert Sablowsky,             $ 8,000             N/A                 N/A                 $ 8,000
  Director
Marvin E. Sternberg,          $19,000             N/A                 N/A                 $19,000
  Director
Donald van Roden,             $24,000             N/A                 N/A                 $24,000
  Director and Chairman

1. A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any other investment companies.

          On October 24, 1990 the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach is the Company's sole employee) pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by the Company's advisers, custodians, administrators and distributor, the Company itself requires only one part-time employee. Drinker Biddle & Reath, LLP, of which Mr. Jones is a partner, receives legal fees as counsel to the Company. No officer, director or employee of BEA or the Distributor currently receives any compensation from the Company.


                   INVESTMENT ADVISORY AND SERVICING ARRANGEMENTS

          ADVISORY AGREEMENTS. BEA Associates (sometimes referred to as the "Adviser") renders advisory and administrative services to the Fund pursuant to an Investment Advisory Agreement. The Advisory Agreement relating to the Fund is dated August 31, 1993 for the BEA U.S. Core Equity Fund.

          BEA Associates is an investment adviser managing global equity, fixed-income and derivative securities accounts for corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. As of December 31, 1997, BEA Associates managed approximately $34.2 billion in assets. BEA is a wholly-owned subsidiary of Credit Suisse Group, a Swiss corporation. BEA Associates is a registered investment advisor under the Investment Advisors Act of 1940, as amended.

          BEA currently acts as investment adviser for eleven other investment companies registered under the 1940 Act. They are: BEA Strategic Global Income Fund, Inc., BEA Income Fund, Inc., The Brazilian Equity Fund, Inc., The Chile Fund, Inc., The Emerging Markets Infrastructure Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc., The Indonesia Fund, Inc., The Latin America Equity Fund, Inc., The Latin America Investment Fund, Inc., and The Portugal Fund, Inc. In addition, BEA acts as sub-adviser to certain portfolios of fifteen other registered investment companies: Frank Russell Investment Company (Fixed Income III Fund and Multi-strategy Bond Fund), Oppenheimer (LifeSpan Balanced Fund, LifeSpan Income Fund and LifeSpan Growth
Fund), Panorama (LifeSpan Balanced Account, LifeSpan Capital Appreciation Account and LifeSpan Diversified Income Account), SEI Institutional Managed Trust (High Yield Bond Fund), WNL Series Trust (BEA Growth and Income Fund), Touchstone International Equity Fund, Touchstone Variable Annuity International Equity Fund, American United Life Conservative Investor Fund, American United Life Moderate Investor Fund, and American United Life Aggressive Investor Fund.

          BEA Associates has sole investment discretion for the Fund and will make all decisions affecting assets in the Fund under the supervision of the Company's Board of Directors and in accordance with the Fund's stated policies. BEA Associates will select investments for the Fund and will place purchase and sale orders on behalf of the Fund. For its services to the Fund, BEA Associates will be paid (before any voluntary waivers or reimbursements) a monthly fee computed at an annual rate of .75% of average daily net assets, respectively.


          For the semi-annual period ended February 28, 1998, the Institutional Class of the Fund paid BEA advisory fees and BEA waived fees and/or reimbursed expenses of the Institutional Class of the Fund as follows:



                              Fees Paid
                         (after waivers and
Fund                       reimbursements)        Waivers     Reimbursements
----                     ------------------       -------     --------------
U.S. Core Equity         $346,175                 $5,454     $   0
(Institutional Class)


          For the fiscal year ended August 31, 1997 the Institutional Class of the Fund paid BEA advisory fees and BEA waived fees and/or reimbursed expenses of the Institutional Class of the Fund as follows:

                              Fees Paid
                         (after waivers and
Fund                       reimbursements)        Waivers     Reimbursements
----                     ------------------       -------     --------------
U.S. Core Equity         $537,237                 $27,626     $   0
(Institutional Class)


          For the fiscal year ended August 31, 1996, the Institutional Class of the Fund paid BEA advisory fees and BEA waived fees and/or reimbursed expenses of the Institutional Class of the Fund as follows:


                              Fees Paid
                         (after waivers and
Fund                       reimbursements)        Waivers     Reimbursements
----                     ------------------       -------     --------------
U.S. Core Equity         $234,890                 $93,430     $   0
(Institutional Class)


          For the fiscal year ended August 31, 1995, the Institutional Class of the Fund paid BEA advisory fees and BEA waived fees and/or reimbursed expenses of the Institutional Class of the Fund as follows:



                              Fees Paid
                         (after waivers and
Fund                       reimbursements)        Waivers     Reimbursements
----                     ------------------       -------     --------------

U.S. Core Equity         $77,156                  $88,725     $   0
(Institutional Class)


          The Fund bears all of its own expenses not specifically assumed by the Adviser. General expenses of the Company not readily identifiable as belonging to a Fund of the Company are allocated among all investment funds by or under the direction of the Company's Board of Directors in such manner as the Board determines fair and accurate. The BEA Advisor Class of the Fund pays its own administration fees, and may pay a different share than the other classes of the Fund of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Advisor Class or if it receives different services.

          Under the Advisory Agreement, BEA Associates will not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or the Fund in connection with the performance of the Advisory Agreement, and shall be indemnified for any losses and expenses in connection with any claim relating thereto, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BEA Associates in the performance of its duties or reckless disregard by it of its obligations and duties under the Advisory Agreement.

          The Advisory Agreement was reapproved on July 10, 1996, by vote of the Company's Board of Directors, including a majority of those directors who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of such parties. The Advisory Agreement was approved by the Fund's initial shareholder. The Advisory Agreement is terminable by vote of the Company's Board of Directors or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days' written notice to BEA Associates. The Advisory Agreement may also be terminated by BEA Associates on 60 days' written notice to the Company. The Advisory Agreement terminates automatically in the event of assignment thereof.

          CUSTODIAN AND TRANSFER AGENCY AGREEMENTS. Brown Brothers Harriman & Co. ("BBH") acts as the custodian for the Fund and also acts as the custodian for the Fund's foreign securities pursuant to a Custodian Agreement (the "Custodian Agreement"). Under the Custodian Agreement, BBH (a) maintains a separate account or accounts in the name of the Fund, (b) holds and transfers portfolio securities on account of the Fund, (c) accepts receipts and makes disbursements of money on behalf of the Fund, (d) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities, and (e) makes periodic reports to the Company's Board of Directors concerning the Fund's operations. BBH is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Company, provided that BBH remains responsible for the performance of all its duties under the Custodian Agreement and holds the Company harmless from the negligent acts and omissions of any sub-custodian. For its services to the Company under the Custodian Agreement, BBH receives a fee which is calculated based upon the Fund's average daily gross assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Company.

          State Street Bank and Trust Company ("State Street") serves as transfer agent for the Fund. It has delegated to Boston Financial Data Services, Inc. ("BFDS"), a 50%-owned subsidiary, responsibility for most transfer agent servicing functions. State Street serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement (the "Transfer Agency Agreement"), under which it (a) issues and redeems shares of the Fund, (b) addresses and mails all communications by the Fund to record owners of shares of the Fund, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to the Company's Board of Directors concerning the operations of the Fund. For its services to the Company under the Transfer Agency Agreement, State Street receives a fee on a per transaction basis.

          ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENTS. PFPC Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Bank Corp., serves as the administrator to the Advisor Class of the Fund pursuant to an Administration and Accounting Services Agreement, dated _______________, 199___ (the "PFPC Administration and Accounting Services Agreement"). PFPC has agreed to furnish to the BEA Advisor Funds portfolio statistical and research data, clerical, accounting and bookkeeping services and certain other services required by the Fund.

          The PFPC Administration and Accounting Services Agreement provides that PFPC shall not be liable for any loss suffered by the Company or the Fund in connection with the performance of services under the PFPC Administration and Accounting Services Agreement, except a loss resulting from willful misfeasance, gross negligence, or reckless disregard of its duties and obligations under the PFPC Administration and Accounting Services. In consideration for providing services pursuant to the PFPC Administration and Accounting

Services Agreement, PFPC receives a fee calculated at an annual rate of .125% of average daily net assets of the Advisor Class of the Fund, with a minimum annual fee of $75,000.


For the semi-annual period ended February 28, 1998, the Institutional Class of the Fund paid PFPC administration fees and PFPC waived fees and/or reimbursed expenses as follows:



                                Fees Paid
Portfolio                     (After Waivers)     Waivers    Reimbursements
----------                    ---------------     -------    --------------
U.S. Core Equity                   $58,605             $0           $0
(Institutional Class)

For the fiscal year ended August 31, 1997, the Institutional Class of the Fund paid PFPC administration fees and PFPC waived fees and/or reimbursed expenses as follows:

                                Fees Paid
Portfolio                     (After Waivers)     Waivers    Reimbursements
----------                    ---------------     -------    --------------
U.S. Core Equity                   $94,144             $0           $0
(Institutional Class)


          For the fiscal year ended August 31, 1996, the Institutional Class of the Fund paid PFPC administration fees and PFPC waived fees and/or reimbursed expenses as follows:

                                Fees Paid
Portfolio                     (After Waivers)     Waivers    Reimbursements
----------                    ---------------     -------    --------------
U.S. Core Equity                   $54,720             $0           $0
(Institutional Class)


          For the fiscal year ended August 31, 1995, the Institutional Class of the Fund paid PFPC administration fees and PFPC waived fees and/or reimbursed expenses as follows:

                                Fees Paid
Portfolio                     (After Waivers)     Waivers    Reimbursements
----------                    ---------------     -------    --------------

U.S. Core Equity                   $27,647             $0          $0
(Institutional Class)

          BEA serves as co-administrator to the Advisor Class of the Fund pursuant to Co-Administration Agreement, dated ____________, 199_ (the "BEA Co-Administration Agreement"). BEA has agreed to provide shareholder liaison services to the Advisor Class of the Fund including responding to shareholder inquiries and providing information on shareholder accounts. The BEA Co-Administration Agreement provide that BEA shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or the Fund in connection with the performance of the agreement, except a loss resulting from willful misfeasance, bad faith or negligence, or reckless disregard of its duties and obligations thereunder. In consideration for providing services pursuant to the BEA Co-Administration Agreement, BEA receives a fee calculated at an annual rate of .05% of average daily net assets of the Advisor Class of the Fund for assets up to $125 million and .10% thereafter.

DISTRIBUTION AND SHAREHOLDER SERVICING

          The Fund has entered into a Distribution Agreement with Provident Distributors, Inc. ("PDI") pursuant to its Distribution Plan (the "12b-1 Plan") under Rule 12b-1 of the 1940 Act. In consideration for Services (as defined below), the Distribution Agreement provides that the Fund will pay PDI a fee calculated at an annual rate of .25% of the average daily net assets of the Advisor Shares of the Fund. Services performed by PDI include (a) the sale of the Fund's Advisor Shares, as set forth in the 12b-1 Plan ("Selling Services"),
(b) ongoing servicing and/or maintenance of the accounts of shareholders of the Advisor Class of the Fund, as set forth in the 12b-1 Plan ("Shareholder Services"), and (c) sub-transfer agency services, subaccounting services or administrative services, as set forth in the 12b-1 Plan ("Administrative Services" and collectively with Selling Services and Administrative Services, "Services") including, without limitation, (i) payments reflecting an allocation of overhead and other office expenses of PDI related to providing Services; (ii) payments made to, and reimbursement of expenses of, persons who provide support services in connection with the distribution of the Advisor Shares including, but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Fund, and providing any other shareholder Services; (iii) payments made to compensate selected dealers or other authorized persons for providing any Services; (iv) costs relating to the formulation and implementation of marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, and related travel and entertainment expenses;
(v) costs of printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective shareholders of the Fund; and
(vi) costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that PDI may, from time to time, deem advisable.

          Mr. Sablowsky, a Director of the Fund, has an indirect interest in the 0operation of the Plan by virtue of his position with Fahnestock Co., Inc.


                               PORTFOLIO TRANSACTIONS

          Subject to policies established by the Board of Directors, BEA Associates is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Fund. In executing portfolio transactions, BEA Associates seeks to obtain the best net results for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While BEA Associates generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best results in particular transactions.

          Portfolio transactions for the Fund may be effected on domestic or foreign securities exchanges. In transactions for securities not actively traded on a domestic or foreign securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options. The Fund has no obligation to deal with any broker in the execution of transactions in portfolio securities. The Fund may use affiliates of Credit Suisse, BEA's parent company, in connection with the purchase or sale of securities in accordance with rules or exemptive orders adopted by the Securities and Exchange Commission (the "SEC") when BEA believes that the charge for the transaction does not exceed usual and customary levels.

          Commission rates for brokerage transactions on foreign stock exchanges are generally fixed. The reasonableness of any negotiated commission paid by the Fund will be evaluated on the basis of the difficulty involved in execution, the time taken to conclude the transaction, the extent of the broker's commitment, if any, of its own capital and the amount involved in the transaction. It should be noted that commission rates in U.S. markets are negotiated.

          In the case of over-the-counter issues, there is generally no stated commission, but the price usually includes an undisclosed commission or markup, and the Fund will normally deal with the principal market makers unless it can obtain better terms elsewhere.

          For the semi-annual period ended February 28, 1998, the Institutional Class of the Fund paid brokerage commissions as follows:


     Fund                          Brokerage Commission
     ----                          --------------------
     U.S. Core Equity                   $188,976
     (Institutional Class)


          For the fiscal year ended August 31, 1997, the Institutional Class of the Fund paid brokerage commissions as follows:

     Fund                          Brokerage Commission
     ----                          --------------------
     U.S. Core Equity                   $181,354
     (Institutional Class)

          For the fiscal year ended August 31, 1996, the Institutional Class of the Fund paid brokerage commissions as follows:

     Fund                          Brokerage Commission
     ----                          --------------------
     U.S. Core Equity                   $182,796
     (Institutional Class)


          For the fiscal year ended August 31, 1995, the Institutional Class of the Fund paid brokerage commissions as follows:

     Fund                          Brokerage Commission
     ----                          --------------------


                                         -34-

     U.S. Core Equity                   $110,474
     (Institutional Class)


          The Fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. BEA Associates may, consistent with the interests of the Fund and subject to the approval of the Board of Directors, select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of BEA Associates. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by BEA Associates under its respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that BEA Associates, as applicable, determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of BEA Associates to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term.

          Corporate debt and U.S. Government securities are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Fund will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer in debt securities will generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit.

          BEA Associates may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Fund prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Fund's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Fund would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

          Investment decisions for the Fund and for other investment accounts managed by BEA Associates are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, in other cases it is believed to be beneficial to the Fund. The Fund will not purchase securities during the existence of any underwriting or selling group relating to such security of which BEA Associates or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Company's Board of Directors pursuant to Rule 10f-3 under the 1940 Act.

          In no instance will portfolio securities be purchased from or sold to the Distributor or BEA Associates or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

          A high rate of portfolio turnover (100% or more) involves correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by the Fund. The Fund anticipates that its annual portfolio turnover rate will vary from year to year. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the Fund during the year.

          The Fund has the benefit of an exemptive order issued by the SEC under the 1940 Act authorizing the Fund and other investment companies advised by BEA to acquire jointly securities issued in private placements, subject to the terms and conditions of the order.


                        PURCHASE AND REDEMPTION INFORMATION

          The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption of the Fund's shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. Investors may also be required to bear certain transaction costs associated with redemptions in kind. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Fund.

          Under the 1940 Act, the Fund may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of Fund securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)


                                VALUATION OF SHARES

          The net asset values per share of each class of the Fund are calculated separately from each other class as of the close of regular trading of the NYSE on each Business Day. The net asset value per share, the value of an individual share in the Fund, is computed by adding the value of the proportionate interest of each class of the Fund in the Fund's securities, cash and other assets, subtracting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of such class. "Business Day" means each weekday when the NYSE is open. Currently, the NYSE is closed on New Year's Day, Dr. Martin Luther King Jr., Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday. Securities which are listed on stock exchanges, whether U.S. or foreign are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean of the bid and asked prices available prior to the valuation. Fund securities primarily traded in foreign markets may be traded in such markets on days which are not Business Days. Because net asset value per share of the Fund is determined only on Business Days, the net asset value of shares of the Fund may be significantly affected on days when an investor does not have access to the Fund. If on any Business Day, a foreign securities exchange or foreign market is closed, the securities traded on such exchange or in such market will be valued at the last sale price reported on the previous business day of such foreign exchange or market. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated by the Board of Directors or its delegates as the primary market. Securities traded in the over-the-counter market and listed on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") are valued at the last trade price listed on the NASDAQ at the close of regular trading (generally 4:00 p.m. Eastern time); securities listed on NASDAQ for which there were no sales on that day and other over-the-counter securities are valued at the mean of the bid and asked prices available prior to valuation. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity. Any assets which are denominated in a foreign currency are converted into U.S. dollars at the prevailing market rates for purposes of calculating net asset value.

          Foreign currency exchange rates are generally determined prior to the close of the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of the NYSE, which events will not be reflected in a computation of the Fund's net asset value. If events materially affecting the value of such securities or assets or currency exchange rates occurred during such time period, the securities or assets would be valued at their fair value as determined in good faith by or under the direction of the Board of Directors. The foreign currency exchange transactions of the Fund conducted on a spot basis will be valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. Under normal market conditions this rate differs from the prevailing exchange rate by an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

          In determining the approximate market value of portfolio investments, the Company may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Company's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Company's Board of Directors.


                              PERFORMANCE INFORMATION

          TOTAL RETURN. The Fund may advertise its "average annual total return" by computing such return separately for each class of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                ERV  1/n
                         T = [(-----) - 1]
                                 P

     Where:     T  =     average annual total return;

               ERV =     ending redeemable value of a hypothetical $1,000
payment made at the beginning of the l, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

                P  =     hypothetical initial payment of $1,000; and

                n  =     period covered by the computation, expressed in years.

          The Fund may advertise its "aggregate total return" by computing such returns separately for each class of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                            ERV
Aggregate Total Return = [(-----) - 1]
                             P

          The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

          The Fund may also from time to time include in such advertising an aggregate total return figure or a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., or CDA/Weisenberger Investment Technologies, Inc. or with the performance of the Standard & Poor's 500 Stock Index, the Fund may calculate its aggregate and/or average annual total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. The Fund does not, for these purposes, deduct from the initial value invested any amount representing sales charges. The Fund will, however, disclose the maximum sales charge and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                                       TAXES

          GENERAL TAX CONSEQUENCES TO THE COMPANY AND ITS SHAREHOLDERS. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Company's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion in this Statement of Additional Information and in the Prospectus is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

          The Fund has elected to be taxed as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund is exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it (a) distributes an amount equal to the sum of (i) at least 90% of its investment company taxable income (net taxable investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year and (ii) at least 90% of its net tax-exempt interest income, if any, for the year (the "Distribution Requirement"), and (b) satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income, if any, made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will satisfy the Distribution Requirement. The Distribution Requirement for any year may be waived if a regulated investment company establishes to the satisfaction of the Internal Revenue Service that it is unable to satisfy the Distribution Requirement by reason of distributions previously made for the purpose of avoiding liability for federal excise tax (discussed below).

          In addition to satisfaction of the Distribution Requirement the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").

          Future Treasury regulations may provide that currency gains that are not "directly related" to the Fund's principal business of investing in stock or securities (or in options or futures with respect to stock or securities) will not satisfy the Income Requirement. Income derived by a regulated investment company from a partnership or trust (including a foreign entity that is classified as a partnership or trust for U.S. federal income tax purposes) will satisfy the Income Requirement only to the extent such income is attributable to items of income of the partnership or trust that would satisfy the Income Requirement if they were realized by a regulated investment company in the same manner as realized by the partnership or trust.

          In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses (the "Asset Diversification Requirement").

          The Internal Revenue Service has taken the position, in informal rulings issued to other taxpayers, that the issuer of a repurchase agreement is the bank or dealer from which securities are purchased. The Fund will not enter into repurchase agreements with any one bank or dealer if entering into such agreements would, under the informal position expressed by the Internal Revenue Service, cause it to fail to satisfy the Asset Diversification Requirement.

          Distributions of investment company taxable income will be taxable (subject to the possible allowance of the dividend received deduction described below) to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares. Shareholders receiving any distribution from the Company in the form of additional shares will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

          The Fund intends to distribute to shareholders its excess of net long-term capital gain over net short-term capital loss ("net capital gain"), if any, for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain (20% or 28% rate gain, as the case may be), regardless of the length of time the shareholder has held his shares, whether such gain was recognized by the Fund prior to the date on which a shareholder acquired shares of the Fund and whether the distribution was paid in cash or reinvested in shares. The aggregate amount of distributions designated by the Fund as capital gain dividends may not exceed the net capital gain of the Fund for any taxable year, determined by excluding any net long-term capital loss attributable to transactions occurring after October 31 of such year and by treating any such loss as if it arose on the first day of the following taxable year. Such distributions will be designated as capital gain dividends in a written notice mailed by the Company to shareholders not later than 60 days after the close of the Fund's respective taxable year.

          In the case of corporate shareholders, distributions (other than capital gain dividends) of the Fund for any taxable year will qualify for the 70% dividends received deduction, only to the extent of the gross amount of "qualifying dividends" received by the Fund for the year. Generally, a dividend will be treated as a "qualifying dividend" only if it has been received from a domestic corporation. However, if the Fund owns at least 10 percent of the stock (by vote and value) of certain foreign corporations with U.S. source income, then a portion of the dividends paid by such foreign corporations may constitute "qualifying dividends." A dividend received by a taxpayer will not be treated as a "qualifying dividend" if (1) it has been received with respect to any share of stock that the taxpayer has held for 45 days (90 days in the case of certain preferred stock) or less (excluding any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend), or (2) to the extent that the taxpayer is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. The Company will designate the portion, if any, of the distribution made by the Fund that qualifies for the dividends received deduction in a written notice mailed by the Company to shareholders not later than 60 days after the close of the Fund's taxable year.

          Investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent any capital gain dividends have been paid with respect to such shares.

          Corporate taxpayers may be liable for alternative minimum tax, which is imposed at the rate of 20% of "alternative minimum taxable income," (less, in the case of corporate shareholders with "alternative minimum taxable income" of less than $310,000, the applicable "exemption amount"), in lieu of the regular corporate income tax. "Alternative minimum taxable income," is equal to "taxable income", (as determined for corporate income regular tax purposes) with certain adjustments. Although corporate taxpayers in determining "alternative minimum taxable income" are allowed to exclude exempt interest dividends (other than exempt interest dividends derived from certain private activity bonds ("AMT Preference Dividends"), as explained in the Prospectus) and to utilize the 70% dividends received deduction at the first level of computation, the Code requires (as a second computational step) that "alternative minimum taxable income" be increased by 75% of the excess of "adjusted current earnings" over other "alternative minimum taxable income."

          Corporate shareholders will have to take into account (1) all exempt interest dividends, if any, and (2) the full amount of all dividends from the Fund that are treated as "qualifying dividends" for purposes of the dividends received deduction in determining its

"adjusted current earnings." As much as 75% of any exempt interest dividend and 82.5% of any "qualifying dividend" received by a corporate shareholder could, as a consequence, be subject to alternative minimum tax. Exempt interest dividends received by such a corporate shareholder may accordingly be subject to alternative minimum tax at an effective rate of 15%.

          If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions will be eligible for the dividends received deduction in the case of corporate shareholders. Investors should be aware that any loss realized on a sale of shares of the Fund will be disallowed to the extent an investor repurchases shares of the Fund within a period of 61 days (beginning 30 days before and ending 30 days after the day of disposition of the shares). Dividends paid by the Fund in the form of shares within the 61-day period would be treated as a purchase for this purpose.

          The Code imposes a non-deductible 4% excise tax on regulated investment companies that do not distribute with respect to each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. Because the Fund intends to distribute all of its taxable income currently, the Fund does not anticipate incurring any liability for this excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate investments in order to make sufficient distributions to avoid excise tax liability.

          The Company will be required in certain cases to withhold and remit to the United States Treasury 31% of dividends paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for prior failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Company that he is not subject to backup withholding or that he is an "exempt recipient."

          The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

          Although the Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

          Certain states exempt from state income taxation dividends paid by a regulated investment company that are derived from interest on U.S. Government obligations. The Fund will accordingly inform its shareholders annually of the percentage, if any, of its ordinary dividends that is derived from interest on U.S. Government obligations. Shareholders should consult with their tax advisers as to the availability and extent of any applicable state income tax exemption.

          SPECIAL TAX CONSIDERATIONS. The following discussion relates to the particular federal income tax consequences of the investment policies of the Fund. The ability of the Fund to engage in options, short sale and futures activities will be somewhat limited by the requirements for its continued qualification as regulated investment companies under the Code, in particular the Distribution Requirement and the Asset Diversification Requirement.

          STRADDLES. The options transactions that the Fund enters into may result in "straddles" for federal income tax purposes. The straddle rules of the Code may affect the character of gains and losses realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income and net capital gain of the Fund for the taxable year in which such losses are realized. Losses realized prior to October 31 of any year may be similarly deferred under the straddle rules in determining the "required distribution" that the Fund must make in order to avoid federal excise tax. Furthermore, in determining its investment company taxable income and ordinary income, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The tax consequences to the Fund of holding straddle positions may be further affected by various elections provided under the Code and Treasury regulations, but at the present time the Fund is uncertain which (if any) of these elections they will make.

          Because only a few regulations implementing the straddle rules have been promulgated by the U.S. Treasury, the tax consequences to the Fund of engaging in options transactions are not entirely clear. Nevertheless, it is evident that application of the straddle rules may substantially increase or decrease the amount which must be distributed to shareholders in satisfaction of the Distribution Requirement (or to avoid federal excise tax liability) for any taxable year in comparison to a fund that did not engage in options transactions.

          OPTIONS AND SECTION 1256 CONTRACTS. The writer of a covered put or call option generally does not recognize income upon receipt of the option premium. If the option expires unexercised or is closed on an exchange, the writer generally recognizes short-term capital gain. If the option is exercised, the premium is included in the consideration received by the writer in determining the capital gain or loss recognized in the resultant sale. However, certain options transactions that the Fund enters into, as well as futures transactions and transactions in forward foreign currency contracts that are traded in the interbank market entered into by the Fund, will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year (i.e., marked-to-market), regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end marking-to-market of Section 1256 contracts is combined (after application of the straddle rules that are described above) with any other gain or loss that was previously recognized upon the termination of
Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, except in the case of marked-to-market forward foreign currency contracts for which such gain or loss is treated as ordinary income or loss. Such short-term capital gain (and, in the case of marked-to-market forward foreign currency contracts, such ordinary income) would be included in determining the investment company taxable income of the Fund for purposes of the Distribution Requirement, even if it were wholly attributable to the year-end marking-to-market of Section 1256 contracts that the Fund continued to hold. Investors should also note that Section 1256 contracts will be treated as having been sold on October 31 in calculating the "required distribution" that the Fund must make to avoid federal excise tax liability.

          The Fund may elect not to have the year-end mark-to-market rule apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 contracts (the "Mixed Straddle Election").

          FOREIGN CURRENCY TRANSACTIONS. In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures or forward foreign currency contracts will be valued for purposes of the Asset Diversification Requirement.

          Under Code Section 988 special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not "regulated futures contracts", and from unlisted options, will be treated as ordinary income or loss. In certain circumstances where the transaction is not undertaken as part of a straddle, the Fund may elect capital gain or loss treatment for such transactions. Alternatively, the Fund may elect ordinary income or loss treatment for transactions in futures contracts and options on foreign currency that would otherwise produce capital gain or loss. In general gains or losses from a foreign currency transaction subject to Code Section 988 will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if losses from a foreign currency transaction subject to Code Section 988 exceed other investment company taxable income during a taxable year, the Fund will not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in his Shares.

          PASSIVE FOREIGN INVESTMENT COMPANIES. If the Fund acquires shares in certain foreign investment entities, called "passive foreign investment companies" ("PFIC"), the Fund may be subject to "deferred" federal income tax on a portion of any "excess distribution" received with respect to such shares or on a portion of any gain recognized upon a disposition of such shares, notwithstanding the distribution of such income to the shareholders of the Fund. Additional charges in the nature of interest may also be imposed on the Fund in respect of such deferred taxes. However, in lieu of sustaining the foregoing tax consequences, the Fund may elect to have its investment in any PFIC taxed as an investment in a "qualified electing fund" ("QEF"). If the Fund makes a QEF election, it instead would be required to include in its income each year a ratable portion, whether or not distributed, of the ordinary earnings and net capital gain of the QEF. Any such QEF inclusions would have to be taken into account by the Fund for purposes of satisfying the Distribution Requirement and the excise tax distribution requirement.

          The Code permits the Fund to elect (in lieu of paying deferred tax or making a QEF election) to mark-to-market annually any PFIC shares that it owns and to include any gains (but not losses) that it was deemed to realize as ordinary income. The Fund generally would not be subject to deferred federal income tax on any gains that it was deemed to realize as a consequence of making a mark-to-market election, but such gains would be taken into account by the Fund for purposes of satisfying the Distribution Requirement and the excise tax distribution requirement.

          ASSET DIVERSIFICATION REQUIREMENT. For purposes of the Asset Diversification Requirement, the issuer of a call option on a security (including an option written on an exchange) will be deemed to be the issuer of the underlying security. The Internal Revenue Service has informally ruled, however, that a call option that is written by a fund need not be counted for purposes of the Asset Diversification Requirement where the fund holds the underlying security. However, the Internal Revenue Service has also informally ruled that a put option written by a fund must be treated as a separate asset and its value measured by "the value of the underlying security" for purposes of the Asset Diversification Requirement, regardless (apparently) of whether it is "covered" under the rules of the exchange. The Internal Revenue Service has not explained whether in valuing a written put option in this manner a fund should use the current value of the underlying security (its prospective future investment); the cash consideration that must be paid by the fund if the put option is exercised (its liability); or some other measure that would take into account the fund's unrealized profit or loss in writing the option. Under the Code, a fund may not rely on informal rulings of the Internal Revenue Service issued to other taxpayers. Consequently, the Fund may find it necessary to seek a ruling from the Internal Revenue Service on this issue or to curtail its writing of options in order to stay within the limits of the Asset Diversification Requirement.

               ADDITIONAL INFORMATION CONCERNING THE COMPANY'S SHARES

          The Company has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 14.928 billion shares are currently classified as follows: 100 million shares are classified as Class A Common Stock, 100 million shares are classified as Class B Common Stock, 100 million shares are classified as Class C Common Stock, 100 million shares are classified as Class D Common Stock, 500 million shares are classified as Class E Common Stock (Money), 500 million shares are classified as Class F Common Stock (Municipal Money), 500 million shares are classified as Class G Common Stock (Money), 500 million shares are classified as Class H Common Stock (Municipal Money), 1 billion shares are classified as Class I Common Stock (Money), 500 million shares are classified as Class J Common Stock (Municipal Money), 500 million shares are classified as Class K Common Stock (Government Money), 1,500 million shares are classified as Class L Common Stock (Money), 500 million shares are classified as Class M Common Stock (Municipal Money), 500 million shares are classified as Class N Common Stock (Government Money), 500 million shares are classified as Class O Common Stock (N.Y. Money), 100 million shares are classified as Class P Common Stock (Government), 100 million shares are classified as Class Q Common Stock, 500 million shares are classified as Class R Common Stock (Municipal Money), 500 million shares are classified as Class S Common Stock (Government Money), 500 million shares are classified as Class T Common Stock (International), 500 million shares are classified as Class U Common Stock (High Yield), 500 million shares are classified as Class V Common Stock (Emerging), 100 million shares are classified as Class W Common Stock, 50 million shares are classified as Class X Common Stock (U.S. Core Equity), 50 million shares are classified as Class Y Common Stock (U.S. Core Fixed Income), 50 million shares are classified as Class Z Common Stock (Strategic Global Fixed Income), 50 million shares are classified as Class AA Common Stock (Municipal
Bond), 50 million shares are classified as Class BB Common Stock (BEA Balanced), 50 million shares are classified as Class CC Common Stock (Short Duration), 100 million shares are classified as Class DD Common Stock, 100 million shares are classified as Class EE Common Stock, 50 million shares are classified as Class FF Common Stock (n/i Numeric Investors Micro Cap), 50 million shares are classified as Class GG Common Stock (n/i Numeric Investors Growth), 50 million shares are classified as Class HH Common Stock (n/i Numeric Investors Growth & Value), 100 million shares are classified as Class II Common Stock (BEA Investor International), 100 million shares are classified as Class JJ Common Stock (BEA Investor Emerging), 100 million shares are classified as Class KK Common Stock (BEA Investor High Yield), 100 million shares are classified as Class LL Common Stock (BEA Investor Global Telecom), 100 million shares are classified as Class MM Common Stock (BEA Advisor International), 100 million shares are classified as Class NN Common Stock (BEA Advisor Emerging), 100 million shares are classified as Class OO Common Stock (BEA Advisor High Yield), 100 million shares are classified as Class PP Common Stock (BEA Advisor Global Telecom), 100 million shares are classified as Class QQ Common Stock (Boston Partners Institutional Large Cap), 100 million shares are classified as Class RR Common Stock (Boston Partners Investor Large Cap), 100 million shares are classified as Class SS Common Stock (Boston Partners Advisor Large Cap), 100 million shares are classified as Class TT Common Stock (Boston Partners Investor Mid Cap), 100 million shares are classified as Class UU Common Stock (Boston Partners Institutional Mid Cap), 100 million shares are classified as

Class VV Common Stock (Boston Partners Institutional Bond), 100 million shares are classified as Class WW Common Stock (Boston Partners Investor Bond), 50 million are classified as Class XX Common Stock (n/i Numeric Investors Larger Cap Value), 100 million shares are classified as Class YY Common Stock (Schneider Capital Management Value); 100 million shares are classified as Class ZZ Common Stock (BEA Class Long-Short Market Neutral), 100 million shares are classified as Class AAA Common Stock (BEA Advisor Long-Short Market Neutral), 100 million shares are classified as Class BBB Common Stock (BEA Class Long-Short Equity), 100 million shares are classified as Class CCC Common Stock (BEA Advisor Long-Short Equity), 100 million shares are classified as Class DDD Common Stock (Boston Partners Micro Cap Value), 100 million shares are classified as Class EEE Common Stock (Boston Partners Investor Micro Cap Value), 100 million shares are classified as Class FFF Common Stock (BEA Class Select Economic Value Equity), 100 million shares are classified as Class GGG Common Stock (BEA Advisor Select Economic Value Equity), 100 million shares are classified as Class HHH Common Stock (BEA Advisor U.S. Core Equity), 700 million shares are classified as Class Janney Money Common Stock (Money), 200 million shares are classified as Class Janney Municipal Money Common Stock (Municipal Money), 500 million shares are classified as Class Janney Government Obligations Money Common Stock (Government Money), 100 million shares are classified as Class Janney N.Y. Municipal Money Common Stock (N.Y. Money), 1 million shares are classified as Class Beta 1 Common Stock (Money), 1 million shares are classified as Class Beta 2 Common Stock (Municipal Money), 1 million shares are classified as Class Beta 3 Common Stock (Government Money), 1 million shares are classified as Class Beta 4 Common Stock (N.Y. Money), 1 million shares are classified as Gamma 1 Common Stock (Money), 1 million shares are classified as Gamma 2 Common Stock (Municipal Money), 1 million shares are classified as Gamma 3 Common Stock (Government Money), 1 million shares are classified as Gamma 4 Common Stock (N.Y. Money), 1 million shares are classified as Delta 1 Common Stock (Money), 1 million shares are classified as Delta 2 Common Stock (Municipal Money), 1 million shares are classified as Delta 3 Common Stock (Government Money), 1 million shares are classified as Delta 4 Common Stock (N.Y. Money), 1 million shares are classified as Epsilon 1 Common Stock (Money), 1 million shares are classified as Epsilon 2 Common Stock (Municipal Money), 1 million shares are classified as Epsilon 3 Common Stock (Government Money), 1 million shares are classified as Epsilon 4 Common Stock (N.Y. Money), 1 million shares are classified as Zeta 1 Common Stock (Money), 1 million shares are classified as Zeta 2 Common Stock (Municipal Money), 1 million shares are classified as Zeta 3 Common Stock (Government Money), 1 million shares are classified as Zeta 4 Common Stock (N.Y. Money), 1 million shares are classified as Eta 1 Common Stock (Money), 1 million shares are classified as Eta 2 Common Stock (Municipal Money), 1 million shares are classified as Eta 3 Common Stock (Government Money), 1 million shares are classified as Eta 4 Common Stock (N.Y. Money), 1 million shares are classified as Theta 1 Common Stock (Money), 1 million shares are classified as Theta 2 Common Stock (Municipal Money), 1 million shares are classified as Theta 3 Common Stock (Government Money), and 1 million shares are classified as Theta 4 Common Stock (N.Y. Money). Shares of the Class T, U, V, X, Y, Z, AA, BB, CC and FFF Common Stock constituted the BEA Institutional classes. Under the Company's charter, the Board of Directors has the power to classify or reclassify any unissued shares of Common Stock from time to time.

          The classes of Common Stock have been grouped into fifteen separate "families:" the Cash Preservation Family, the Sansom Street Family, the Bedford Family, the BEA Family, the Janney Montgomery Scott Money Family, the n/i Numeric Investors Family, the Boston Partners Family, the Schneider Capital Management Family, the Beta Family, the Gamma Family, the Delta Family, the Epsilon Family, the Zeta Family, the Eta Family and the Theta Family. The Cash Preservation Family represents interests in the Money Market and Municipal Money Market Portfolios; the Sansom Street Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios; the Bedford Family represents interests in the Money Market, Municipal Money Market, and Government Obligations Money Market; the BEA Family represents interests in thirteen non-money market funds; the Janney Montgomery Scott Family and the Beta, Gamma, Delta, Epsilon, Zeta, Eta and Theta Families represent interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Funds. The n/i Numeric Investors Family represents interests in four non-money market funds and the Boston Partners Family represents interest in four non-money market funds.

          The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company's amended By-Laws provide that shareholders collectively owning at least ten percent of the outstanding shares of all classes of Common Stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

          As stated in the Prospectus, holders of shares of each class of the Company will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the Investment Company Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio.

          Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law, (for example by Rule 18f-2 discussed above) or by the Company's Articles of Incorporation, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).


                                   MISCELLANEOUS

          COUNSEL. The law firm of Drinker Biddle & Reath LLP, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, serves as counsel to the Company and the non-interested directors.

          INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P., 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as the Company's independent accountants.


          CONTROL PERSONS. As of May 31, 1998, to the Company's knowledge, the following named persons at the addresses shown below owned of record approximately 5% or more of the total outstanding shares of the class of the Company indicated below. See "Additional Information Concerning the Company Shares" above. The Company does not know whether such persons also beneficially own such shares.

------------------------------------------------------------------------------------------
     FUND NAME                  SHAREHOLDER NAME AND                       PERCENTAGE OF
                                      ADDRESS                                FUND HELD
------------------------------------------------------------------------------------------
BEA INT'L EQUITY -            Coats North America Pension Plan                 5.00%
INSTITUTIONAL                 c/o Coats American Inc.
                              Attn: Alan W. Demello
                              4135 S. Stream Blvd.
                              Charlotte, NC  28217-4523
------------------------------------------------------------------------------------------
                              Employees Ret Plan Marshfield Clini              6.69%
                              1000 N. Oak Avenue
                              Marshfield, WI  54449-5772
------------------------------------------------------------------------------------------
                              Indiana University Foundation                    5.19%
                              Attn: Walter L. Koon, Jr.
                              P.O. Box 500
                              Bloomington, IN 47402-0500
------------------------------------------------------------------------------------------
BEA EMERGING                  Wachovia Bank North Carolina                    27.57%
MARKETS EQUITY -              Trust Carolina Power & Light Co.
INSTITUTIONAL                 Supplemental Retirement Trust
                              P.O. Box 3073
                              301 N. Main Street, MC NC 31057
                              Winston-Salem, NC  27101-3819
------------------------------------------------------------------------------------------
                              Hall Family Foundation                          39.74%
                              P.O. Box 419580
                              Kansas City, MO  64141-8400
------------------------------------------------------------------------------------------
                              Arkansas Public Emp. Retirement Syst.           19.27%
                              124 W. Capitol Ave.
                              Little Rock, AR  72201-3704
------------------------------------------------------------------------------------------
BEA U.S. CORE EQUITY          Werner & Pfleiderer Pension Plan                 6.49%
- INSTITUTIONAL               Employees
                              663 E. Crescent Ave.
                              Ramsey, NJ  07446-1287
------------------------------------------------------------------------------------------
                              Credit Suisse Private Banking                   12.56%
                              Dividend Reinvest Plan
                              C/o Credit Suisse Pvt Bkg
                              12 E. 49th St., 40th Floor
                              New York, NY  10017-1028
------------------------------------------------------------------------------------------
                              Washington Hebrew Congregation                  11.35%
                              3935 Macomb St., NW
                              Washington, DC  20016-3799
------------------------------------------------------------------------------------------
                              Fleet National Bank Trst.                        5.93%
                              Hospital St. Raphael Malpractice
                              Attn: 1958875010
                              P.O. Box 92800
                              Rochester, NY  14692-8900
------------------------------------------------------------------------------------------
                              Patterson & Co.                                 45.34%
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
     FUND NAME                  SHAREHOLDER NAME AND                       PERCENTAGE OF
                                      ADDRESS                                FUND HELD
------------------------------------------------------------------------------------------
BEA U.S. CORE FIXED           DCA Food Industries Inc.                         6.31%
INCOME -                      100 East Grand Ave.
INSTITUTIONAL                 Beloit, WI  53511-6255
------------------------------------------------------------------------------------------
                              Fidelity Investments Institutional               7.10%
                              Operations Co. Inc. (FIIOC) as Agent
                              for Credit Suisse First Boston
                              Employee's Savings PSP
                              100 Magellan Way #KWIC
                              Covington, KY  41015-1987
------------------------------------------------------------------------------------------
                              Local 239 Pension Fund                           6.60%
                              R.J. Scheer, A.L. Miceli, H. Blomberg
                              R.T. Waldbauer, Jr, A. Evarieto,
                              I. Stockel TTEES DTD 04/01/1960
                              2380 Hempstead Tpke.
                              East Meadow, NY  11554-2030
------------------------------------------------------------------------------------------
                              The TJX Companies Inc. Retirement                5.75%
                              Pl.
                              State Street Bank & Trust Co TTEE
                              770 Cochituate Rd.
                              Framingham, MA  01701-4672
------------------------------------------------------------------------------------------
                              Winifred Masterson Burke Foundation              8.80%
                              785 Mamaroneck Ave.
                              White Plains, NY  10605-2593
------------------------------------------------------------------------------------------
                              New England UFCW & Employers'                   17.33%
                              Pension Fund Board of Trustees
                              161 Forbes Rd, Ste. 201
                              Braintree, MA  02184-2606
------------------------------------------------------------------------------------------
BEA STRATEGIC                 Sunkist Master Trust                            51.85%
GLOBAL FIXED                  14130 Riverside Dr.
INCOME FUND                   Sherman Oaks, CA  91423-2392
------------------------------------------------------------------------------------------
                              Patterson & Co.                                 37.07%
                              P.O. Box 7829
                              Philadelphia, PA 19101-7829
------------------------------------------------------------------------------------------
                              State St. Bank & Trust TTEE                      5.27%
                              Fenway Holdings LLC Master Trust
                              P.O. Box 470
                              Boston, MA  02102-0470
------------------------------------------------------------------------------------------
BEA HIGH YIELD-               Carl F Besenbach                                17.83%
INSTITUTIONAL                 Trst Michelin North American Inc.
                              Master Trust
                              P.O. Box 19001
                              Greenville,  SC  29602-9001
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
     FUND NAME                  SHAREHOLDER NAME AND                       PERCENTAGE OF
                                      ADDRESS                                FUND HELD
------------------------------------------------------------------------------------------
                              Southdown Inc. Pension Pl                        9.33%
                              Mac & Co A/C SDIF8575302
                              Mutual Fund Operations
                              P.O. Box 3198
                              Pittsburgh, PA  15230-3198
------------------------------------------------------------------------------------------
                              Edward J. Demske TTEE                            5.50%
                              Miami University Foundation
                              202 Roudebush Hall
                              Oxford, OH  45056
------------------------------------------------------------------------------------------
                              Fidelity Investments Institutional              16.60%
                              Operations Co. Inc. as Agent for
                              Certain Employees Benefits Plan
                              100 Magellan Way #KWIC
                              Covington,  KY  41015-1987
------------------------------------------------------------------------------------------
                              MAC & CO A/C CSBF8605082                         5.03%
                              Mutual Fund Operations
                              P.O. Box 3198
                              Pittsburgh, PA 15230-3198
------------------------------------------------------------------------------------------
BEA MUNI BOND -               Arnold Leon                                     12.46%
INSTITUTIONAL                 c/o Fiduciary Trust Company
                              P.O. Box 3199 Church Street Station
                              New York, NY  10008-3199
------------------------------------------------------------------------------------------
                              William A. Marquard                             35.65%
                              2199 Maysville Rd.
                              Carlisle, KY  40311-9716
------------------------------------------------------------------------------------------
                              Leo Bogart                                       5.38%
                              135 Central Park West 9N
                              New York, NY 10023-2465
------------------------------------------------------------------------------------------
                              Howard Isermann                                  6.14%
                              9 Tulane Dr.
                              Livingston, NJ  07039-6212
------------------------------------------------------------------------------------------
BEA INT'L EQUITY-             Transcorp                                         9.72%
ADVISOR                       FBO William E. Burns
                              P.O. Box 6535
                              Englewood, CA  80155-6535
------------------------------------------------------------------------------------------
                              Bob & Co.                                       78.64%
                              P.O. Box 1809
                              Boston, MA  02105-1809
------------------------------------------------------------------------------------------
BEA EMERGING                  Donald W. Allgood                               14.40%
MARKETS EQUITY -              3106 Johannsen Dr.
ADVISOR                       Burlington, IA  52601-1541
------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
     FUND NAME                  SHAREHOLDER NAME AND                       PERCENTAGE OF
                                      ADDRESS                                FUND HELD
------------------------------------------------------------------------------------------
                              NFSC FEBO # 114-623016                          76.92%
                              Fmt Co Cust IRA
                              FBO Patricia F. Powell
                              5811 Valley Oak Dr.
                              Los Angeles, CA  90068-3650
------------------------------------------------------------------------------------------
BEA GLOBAL TELE-              E. M. Warburg Pincus & Co. Inc.                 14.23%
COMMUNICATIONS -              Attn: Sandra Correale
ADVISOR                       466 Lexington Ave.
                              New York, NY  10017-3140
------------------------------------------------------------------------------------------
                              Charles Schwab & Co.                             6.32%
                              Special Custody Account for the
                              Exclusive Benefit of Customers
                              101 Montgomery St.
                              San Francisco, CA  94104-4122
------------------------------------------------------------------------------------------
                              John B. Hurford                                 38.76%
                              153 E. 53rd St., Fl. 57
                              New York, NY  10022-4611
------------------------------------------------------------------------------------------
                              FTC & Co.                                       15.62%
                              Attn: DATALYNX #148
                              P.O. Box 173736
                              Denver, CO  80217-3736
------------------------------------------------------------------------------------------
BEA HIGH YIELD -              Charles Schwab & Co.                            97.02%
ADVISOR                       Special Custody Account for the
                              Exclusive Benefit of Customers
                              101 Montgomery St.
                              San Francisco, CA  94104-4122
------------------------------------------------------------------------------------------
CASH PRESERVATION             Jewish Family and Children's Agency              42.5%
MONEY MARKET                  of Phil Capital Campaign
                              Attn: S. Ram
                              1610 Spruce Street
                              Philadelphia, PA  19103
------------------------------------------------------------------------------------------
                              Marian E. Kunz                                   12.3%
                              52 Weiss Ave.
                              Flourtown, PA  19031
------------------------------------------------------------------------------------------
                              John W. Powers and Jeannine P.                   11.5%
                              Powers
                              Trst or Their Successors in Trust Under
                              John P. and Jeannine W. Powers RLT
                              DTD 12-08-97
                              2585 Bradwell
                              Florissant, MO  63033
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
     FUND NAME                  SHAREHOLDER NAME AND                       PERCENTAGE OF
                                      ADDRESS                                FUND HELD
------------------------------------------------------------------------------------------
SAMSON STREET                 Saxon and Co.                                    85.3%
MONEY MARKET                  FBO Paine Webber
                              A/C 32 32 400 4000038
                              P.O. Box 7780 1888
                              Phila., PA  19182
------------------------------------------------------------------------------------------
                              Wasner & Co. for Account of                      13.7%
                              Paine Webber and Managed Assets
                              Sundry Holdings
                              Attn: Joe Domizio
                              76 A 260 ABC 200 Stevens Drive
                              Lester, PA  19113
------------------------------------------------------------------------------------------
N/I MICRO CAP FUND            Charles Schwab & Co. Inc                         14.7%
                              Special Custody Account for the
                              Exclusive Benefit of Customers
                              Attn: Mutual Funds
                              101 Montgomery St.
                              San Francisco, CA  94104
------------------------------------------------------------------------------------------
                              Janis Claflin, Bruce Fetzer and                   5.1%
                              Winston Franklin, Robert Lehman Trst
                              the John E. Fetzer Institute, Inc.
                              U/A DTD 06-1992
                              Attn: Christina Adams
                              9292 West KL Ave.
                              Kalamazoo, MI  49009
------------------------------------------------------------------------------------------
                              Public Inst. For Social Security                  7.2%
                              1001 195th St., N. 16th Flr.
                              Arlington, VA  22209
------------------------------------------------------------------------------------------
                              Portland General Holdings Inc.                   16.3%
                              DTD 01/29/90
                              Attn: William J. Valach
                              121 S.W. Salmon St.
                              Portland, OR  97202
------------------------------------------------------------------------------------------
                              State Street Bank and Trust Company               8.3%
                              FBO Yale Univ. Ret. Pln for Staff Emp
                              State Street Bank & Tr Co. Master Tr.
                              Div
                              Attn: Kevin Sutton
                              Solomon Williard Bldg. One Enterprise
                              Dr.
                              North Quincy, MA  02171
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
     FUND NAME                  SHAREHOLDER NAME AND                       PERCENTAGE OF
                                      ADDRESS                                FUND HELD
------------------------------------------------------------------------------------------
N/I GROWTH FUND               Charles Schwab & Co. Inc                         19.6%
                              Special Custody Account for the
                              Exclusive Benefit of Customers
                              Attn: Mutual Funds
                              101 Montgomery St.
                              San Francisco, CA  94104
------------------------------------------------------------------------------------------
                              Citibank FSB                                     19.0%
                              Trst Sargent & Lundy Retirement Trust
                              DTD 06/01/96
                              c/o Citicorp Attn: D. Erwin, Jr.
                              1410 N. West Shore Blvd.
                              Tampa, FL  33607
------------------------------------------------------------------------------------------
                              U.S. Equity Investment Portfolio LP               5.8%
                              1001 N. US Hwy One Suite 800
                              Jupiter, FL  33477
------------------------------------------------------------------------------------------
N/I GROWTH AND                Charles Schwab & Co. Inc.                        21.6%
VALUE FUND                    Special Custody Account for the
                              Exclusive Benefit of Customers
                              Attn: Mutual Funds
                              101 Montgomery St.
                              San Francisco, CA  94104
------------------------------------------------------------------------------------------
                              The John E. Fetzer Institute Inc.                 5.4%
                              Attn: Christina Adams
                              9292 W. KL Ave.
                              Kalamazoo, MI  49009
------------------------------------------------------------------------------------------
                              Bankers Trust Cust Pge-Enron                      6.0%
                              Foundation
                              Attn: Procy Fernandez
                              300 S. Grand Ave. 40th Floor
                              Los Angeles, CA  90071
------------------------------------------------------------------------------------------
N/I LARGER CAP                Charles Schwab & Co. Inc                         35.7%
VALUE FUND                    Special Custody Account for the
                              Exclusive Benefit of Customers
                              Attn: Mutual Funds
                              101 Montgomery St.
                              San Francisco, CA  94104
------------------------------------------------------------------------------------------
                              Bank of America NT & SA                          35.4%
                              FBO Community Hospital Central Cal
                              Pn Pl
                              A/C 10-35-155-2048506
                              Attn: Mutual Funds 38615
                              P.O. Box 513577
                              Los Angeles, CA  90051
------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
     FUND NAME                  SHAREHOLDER NAME AND                       PERCENTAGE OF
                                      ADDRESS                                FUND HELD
------------------------------------------------------------------------------------------
BOSTON PARTNERS               Dr. Janice B. Yost                               18.0%
LARGE CAP FUND INST           Trst Mary Black Foundation Inc.
SHARES                        Bell Hill - 945 E. Main St.
                              Spartanburg, SC 29302
------------------------------------------------------------------------------------------
                              Shady Side Academy Endowment                      5.1%
                              423 Fox Chapel Rd.
                              Pittsburgh, PA 15238
------------------------------------------------------------------------------------------
                              Saxon And Co.                                     6.5%
                              FBO UJF Equity Funds
                              AC 10-01-001-0578481
                              P.O. Box 7780-1888
                              Philadelphia, PA 19182
------------------------------------------------------------------------------------------
                              Irving Fireman's Relief & Ret Fund                7.1%
                              Attn: Edith Auston
                              825 W. Irving Blvd.
                              Irvin, TX 75060
------------------------------------------------------------------------------------------
                              Wells Fargo Bank                                  7.2%
                              Trst Stoel Rives
                              Tr 008125
                              P.O. Box 9800
                              Calabasas, CA 91308
------------------------------------------------------------------------------------------
                              James B. Beam                                     6.8%
                              Trst World Publishing Co Pft Shr Trust
                              P.O. Box 1511
                              Wenatchee, WA  98807
------------------------------------------------------------------------------------------
                              Swanee Hunt and Charles Ansbacher                 8.3%
                              Trst The Swanee Hunt Family Fund
                              C/o Elizabeth Alberti
                              168 Brattle St.
                              Cambridge, MA 02138
------------------------------------------------------------------------------------------
                              Swanee Hunt and Charles Ansbacher                 6.7%
                              Trst The Hunt Alternatives Fund
                              C/o Elizabeth Alberti
                              168 Brattle St.
                              Cambridge, MA 02138
------------------------------------------------------------------------------------------
                              Samuel Gary and Ronald Williams                   7.6%
                              And David Younggren
                              Trst Gary Tax Advantaged PRO+ PSP
                              370 17th St. Suite 5300
                              Denver, CO 80202
------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
     FUND NAME                  SHAREHOLDER NAME AND                       PERCENTAGE OF
                                      ADDRESS                                FUND HELD
------------------------------------------------------------------------------------------
BOSTON PARTNERS               National Financial Services Corp.                69.0%
LARGE CAP FUND                For the Exclusive Bene of Our
INVESTOR SHARES               Customers
                              Attn: Mutual Funds 5th Floor
                              200 Liberty St I World Financial
                              Center
                              New York, NY 10281
------------------------------------------------------------------------------------------
                              Charles Schwab & Co. Inc.                         7.7%
                              Special Custody Account for the
                              Benefit of Customers
                              Attn: Mutual Funds
                              101 Montgomery St.
                              San Francisco, CA 94104
------------------------------------------------------------------------------------------
BOSTON PARTNERS               U.S. Bank National Association as Cust            5.9%
MID CAP VALUE FUND            Jean Vollum
INST. SHARES                  P.O. Box 64010
                              St. Paul, MN 55164-0010
------------------------------------------------------------------------------------------
                              Donaldson Lufkin & Jenrette                      15.0%
                              Securities Corporation
                              Attn: Mutual Funds
                              P.O. Box 2052
                              Jersey City, NJ 07303
------------------------------------------------------------------------------------------
                              North American Trst. Co.                          7.6%
                              FBO Cooley Godward
                              P.O. Box 84419
                              San Diego, CA 92138
------------------------------------------------------------------------------------------
                              John Carroll University                           8.8%
                              20700 N. Park Blvd.
                              University Heights, OH 44118
------------------------------------------------------------------------------------------
                              Firstar Trust Company                             5.3%
                              Trst Edmunson Art Foundation
                              P.O. Box 1787
                              Milwaukee, WI 53201-1787
------------------------------------------------------------------------------------------
                              ISTCO                                             8.8%
                              P.O. Box 523
                              Belleville, IL 62222-0523
------------------------------------------------------------------------------------------
                              Coastal Insurance Enterprises Inc.               11.4%
                              Attn: Chris Baldwin
                              P.O. Box 240429
                              Montgomery AL 36124
------------------------------------------------------------------------------------------
                              Healthcare Workers Compensation                   7.9%
                              Fund
                              Attn: Chris Baldwin
                              P.O. Box 240429
                              Montgomery AL 36124
------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
     FUND NAME                  SHAREHOLDER NAME AND                       PERCENTAGE OF
                                      ADDRESS                                FUND HELD
------------------------------------------------------------------------------------------
BOSTON PARTNERS               National Financial Svcs Corp. for                12.7%
MID CAP VALUE FUND            Exclusive Bene of Our Customers Sal
INV SHARES                    Vella
                              200 Liberty St.
                              New York, NY 10281
------------------------------------------------------------------------------------------
                              Charles Schwab & Co. Inc.                        45.9%
                              Special Custody Account for Benefit of
                              Customers
                              Attn: Mutual Funds
                              101 Montgomery St.
                              San Francisco, CA 94104
------------------------------------------------------------------------------------------
                              George B. Smithy, Jr                              6.2%
                              38 Greenwood Rd.
                              Wellesley, MA 02181
------------------------------------------------------------------------------------------
BOSTON PARTNERS               Boston Partners Asset Mgmt LP                    79.3%
BOND FUND                     One Financial Center 43rd Fl.
INSTITUTIONAL                 Boston, MA 02111
SHARES
------------------------------------------------------------------------------------------
                              Chiles Foundation                                20.7%
                              111 S.W. Fifth Ave.
                              4010 US Bancorp Tower
                              Portland, OR 97204
------------------------------------------------------------------------------------------
BOSTON PARTNERS               Charles Schwab & Co. Inc.                        90.8%
BOND FUND INVESTOR            Special Custody Account for Benefit of
SHARES                        Customers
                              Attn: Mutual Funds
                              101 Montgomery St.
                              San Francisco, CA 94104
------------------------------------------------------------------------------------------
                              Donaldson Lufkin & Jenrette                       6.0%
                              Securities Corporation
                              Attn: Mutual Funds
                              P.O. Box 2052
                              Jersey City, NJ 07303
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------


          As of the above date, directors and officers as a group owned less than one percent of the shares of the Company.

                                     APPENDIX A


COMMERCIAL PAPER RATINGS

          A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

          "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

          "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations rated "A-1". However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

          "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          "C" - Obligations are currently vulnerable to nonpayment and are dependent on favorable business, financial, and economic conditions for the obligor to meet its financial obligation.

          "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

          "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

          "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

          "Not Prime" - Issuers do not fall within any of the Prime rating categories.

          The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

          "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

          "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

          "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

          "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

          "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

          Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

          "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

          "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of securities rated "F1."

          "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

          "B" - Securities possess speculative credit quality. this designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

          "C" - Securities possess high default risk. This designation indicates that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

          "D" - Securities are in actual or imminent payment default.

          Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

          "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

          "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

          "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

          "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

          The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

          "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

          "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

          "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

          "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          "BB," "B," "CCC," "CC" and "C" - Debt is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

          "BB" - Debt is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          "B" - Debt is more vulnerable to non-payment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

          "CCC" - Debt is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

          "CC" - An obligation rated "CC" is currently highly vulnerable to non-payment.

          "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

          "D" - An obligation rated "D" is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

          PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

          "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

          "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

          Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

          Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.

          The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

          "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

          "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

          "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

          To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

          The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

          "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of investment risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is very unlikely to be adversely affected by foreseeable events.

          "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of investment risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

          "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of investment risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to adverse changes in circumstances or in economic conditions than bonds with higher ratings.

          "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of investment risk. The capacity for timely payment of financial commitments is adequate, but adverse circumstances and in economic conditions are more likely to impair this category.

          "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

          "B" - Bonds are considered highly speculative. these ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

          "CCC", "CC", "C" - Bonds have high default risk. Capacity for meeting financial commitments is reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

          "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery on these securities, and "D" represents the lowest potential for recovery.

          To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

          Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

          "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

          "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

          "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BBB" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BB," "B," "CCC," and "CC" - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

          "D" - This designation indicates that the long-term debt is in default.

          PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

MUNICIPAL NOTE RATINGS

          A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

          "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

          "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

          "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

          "MIG-1"/"VMIG-1" - This designation denotes best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection ample although not so large as in the preceding group.

          "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          "MIG-4"/"VMIG-4" - This designation denotes adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

          "SG" - This designation denotes speculative quality and lack of margins of protection.

          Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                     APPENDIX B

          As stated in the Prospectus, the Funds may enter into certain futures transactions. Such transactions are described in this Appendix.

I.   INTEREST RATE FUTURES CONTRACTS

          USE OF INTEREST RATE FUTURES CONTRACTS.  Bond prices are established
in both the cash market and the futures market.   In the cash market, bonds are
purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

          A Fund could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, by using futures contracts.

          DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

          Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the

Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

          Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

          A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

          With regard to the Fund, the Adviser also anticipates engaging in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

II.  INDEX FUTURES CONTRACTS

          GENERAL. A stock or bond index assigns relative values to the stocks or bonds included in the index, which fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indexes, such as Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market indexes, such as Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. With regard to the Fund, to the extent consistent with its investment objective, the Adviser anticipates engaging in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

          A Fund might sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Fund might do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund might purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

          In addition, a Fund might utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

III. FUTURES CONTRACTS ON FOREIGN CURRENCIES

          A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency, for an amount fixed in U.S. dollars (or another currency). Foreign currency futures may be used by a Fund to hedge against exposure to fluctuations in exchange rates between different currencies arising from multinational transactions.

IV.  MARGIN PAYMENTS

          Unlike purchase or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker or in a segregated account with a custodian an amount of liquid assets known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V.   RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

          There are several risks in connection with the use of futures by a Fund. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of any instruments which are the subject of a hedge. The price of the futures may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

          When futures are purchased to hedge against a possible increase in the price of securities or a currency before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

          In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and any instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

          Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

          Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.
The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

          Successful use of futures by a Fund is also subject to the Adviser's ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

          The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

VI.  OPTIONS ON FUTURES CONTRACTS

          A Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, a Portfolio may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of the securities held by a Fund is expected to decline as a result of an increase in interest rates, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

          Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the underlying securities or currencies, an option may or may not be less risky than ownership of the futures contract or such securities or currencies. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII. OTHER MATTERS

          Accounting for futures contracts will be in accordance with generally accepted accounting principles.

          The Funds intend to comply with the regulations of the Commodity Futures Trading Commission exempting the Funds from registration as a "commodity pool operator."

                                FINANCIAL STATEMENTS

          The audited financial statements and notes thereto in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1997 (the "1997 Annual Report"), and the unaudited financial statements and notes thereto in the Fund's Semi-Annual Report to Shareholders for the six-month period ended February 28, 1998 (the "February 1998 Semi-Annual Report") are incorporated by reference into this Statement of Additional Information. No other parts of the 1997 Annual Report or February 1998 Semi-Annual Report are incorporated by reference herein. The financial statements included in the 1997 Annual Report have been audited by the Fund's independent accountants, Coopers & Lybrand L.L.P. The reports of Coopers & Lybrand L.L.P. are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. The financial statements included in the February 1998 Semi-Annual Report have not been audited by Coopers & Lybrand L.L.P. Copies of the 1997 Annual Report and the February 1998 Semi-Annual Report may be obtained at no charge by telephoning the Transfer Agent at the telephone number appearing on the front page of this Statement of Additional Information.

                                        PART C

                                  OTHER INFORMATION

Item 24.    FINANCIAL STATEMENTS AND EXHIBITS

(a)   Financial Statements:

      (1)   Included in Part A of the Registration Statement:

            Financial Highlights for the BEA U.S. Core Equity Fund for the period September 1, 1994 (commencement of operations) to August
            31, 1995, the fiscal years ended August 31, 1996 and August 31, 1997, and the six-month period ended February 28, 1998 (unaudited).


      (2)   Incorporated by reference into Part B of the Registration
            Statement are the following unaudited financial statements contained in the Semi-Annual Report of Registrant for the six-month period ended February 28, 1998:


            (a) For the BEA U.S. Core Equity Fund:

                Portfolio of Investments - February 28, 1998.

                Statement of Operations - for the six-month period ended February 28, 1998.

                Statement of Changes in Net Assets - for the six-month period ended February 28, 1998.

                Notes to Financial Statements.



(b)   Exhibits:
                                                                    SEE NOTE #
                                                                    ----------

      (1)   (a)   Articles of Incorporation of Registrant               1

            (b)   Articles Supplementary of Registrant.                 1

            (c)   Articles of Amendment to Articles of                  2
                  Incorporation of Registrant.

            (d)   Articles Supplementary of Registrant.                 2

            (e)   Articles Supplementary of Registrant.                 5

            (f)   Articles Supplementary of Registrant.                 6

            (g)   Articles Supplementary of Registrant.                 9

            (h)   Articles Supplementary of Registrant.                 10

            (i)   Articles Supplementary of Registrant.                 14

            (j)   Articles Supplementary of Registrant.                 14

            (k)   Articles Supplementary of Registrant.                 19

            (l)   Articles Supplementary of Registrant.                 19

            (m)   Articles Supplementary of Registrant.                 19

            (n)   Articles Supplementary of Registrant.                 19

            (o)   Articles Supplementary of Registrant.                 20

            (p)   Articles Supplementary of Registrant.                 23

            (q)   Articles Supplementary of Registrant.                 25

            (r)   Articles Supplementary of Registrant.                 27

            (s)   Articles of Amendment to Charter of the               28
                  Registrant.

            (t)   Articles Supplementary of Registrant.                 28

            (u)   Form of Articles Supplementary relating to            33
                  the BEA Long-Short Market Neutral and BEA
                  Long-Short Equity Funds.

            (v)   Form of Articles Supplementary relating to            34
                  the Boston Partners Micro Cap Value Fund
                  (Institutional and Investor Classes).

            (w)   Form of Articles Supplementary relating to            35
                  the BEA Select Economic Value Equity Fund
                  (Institutional and Advisor Classes).


(b)   Exhibits:
                                                                    SEE NOTE #
                                                                    ----------

            (x)   Form Of Articles Supplementary relating to the BEA U.S. Core
                  Equity Fund.


      (2)   By-Laws, as amended                                         28

      (3)   None.

      (4)   (a)   See Articles VI, VII, VIII, IX and XI of              1
                  Registrant's Articles of Incorporation
                  dated February 17, 1988.

            (b)   See Articles II, III, VI, XIII, and XIV of            23
                  Registrant's By-Laws as amended through
                  April 26, 1996.

      (5)   (a)   Investment Advisory Agreement (Money Market)          3
                  between Registrant and Provident Institutional
                  Management Corporation, dated as of August 16,
                  1988.

            (b)   Sub-Advisory Agreement (Money Market) between         3
                  Provident Institutional Management Corporation
                  and Provident National Bank, dated as of August
                  16, 1988.

            (c)   Investment Advisory Agreement (Tax-Free Money         3
                  Market) between Registrant and Provident
                  Institutional Management Corporation, dated as
                  of August 16, 1988.

            (d)   Sub-Advisory Agreement (Tax-Free Money Market)        3
                  between Provident Institutional Management
                  Corporation and Provident National Bank, dated
                  as of August 16, 1988.

            (e)   Investment Advisory Agreement (Government             3
                  Obligations Money  Market) between Registrant
                  and Provident Institutional Management
                  Corporation, dated as of August 16, 1988.

            (f)   Sub-Advisory Agreement (Government Obligations        3
                  Money Market) between Provident Institutional
                  Management Corporation  and Provident National
                  Bank, dated as of August 16, 1988.

            (g)   Investment Advisory Agreement (Government             8
                  Securities) between Registrant and Provident
                  Institutional Management Corporation dated as
                  of April 8, 1991.

            (h)   Investment Advisory Agreement (New York               9
                  Municipal Money Market) between Registrant and
                  Provident Institutional Management Corporation
                  dated November 5, 1991.

            (i)   Investment Advisory Agreement (Tax-Free Money         10
                  Market) between Registrant and Provident
                  Institutional Management Corporation dated
                  April 21, 1992.

            (j)   Investment Advisory Agreement (BEA                    11
                  International Equity Portfolio) between
                  Registrant and BEA Associates.

                                         -2-

(b)   Exhibits:
                                                                    SEE NOTE #
                                                                    ----------

            (k)   Investment Advisory Agreement (BEA Strategic          11
                  Fixed Income Portfolio) between Registrant and
                  BEA Associates.

            (l)   Investment Advisory Agreement (BEA Emerging           11
                  Markets Equity Portfolio) between Registrant
                  and BEA Associates.

            (m)   Investment Advisory Agreement (BEA U.S. Core          15
                  Equity Portfolio) between Registrant and BEA
                  Associates, dated as of October 27, 1993.

            (n)   Investment Advisory Agreement (BEA U.S. Core          15
                  Fixed Income Portfolio) between Registrant and
                  BEA Associates, dated as of October 27, 1993.

            (o)   Investment Advisory Agreement (BEA Global Fixed       15
                  Income Portfolio) between Registrant and BEA
                  Associates, dated as of October 27, 1993.

            (p)   Investment Advisory Agreement (BEA Municipal          15
                  Bond Fund Portfolio) between Registrant and BEA
                  Associates, dated as of October 27, 1993.

            (q)   Investment Advisory Agreement (BEA Balanced)          16
                  between Registrant and BEA Associates.

            (r)   Investment Advisory Agreement (BEA Short              16
                  Duration Portfolio) between Registrant and BEA
                  Associates.

            (s)   Investment Advisory Agreement (n/i Micro Cap          23
                  Fund) between Registrant and Numeric Investors,
                  L.P.

            (t)   Investment Advisory Agreement (n/i Growth Fund)       23
                  between Registrant and Numeric Investors, L.P.

            (u)   Investment Advisory Agreement (n/i Growth &           23
                  Value Fund) between Registrant and Numeric
                  Investors, L.P.

            (v)   Investment Advisory Agreement (BEA Global
                  Telecommunications Portfolio) between                 24
                  Registrant and BEA Associates.

            (w)   Investment Advisory Agreement (Boston Partners        26
                  Large Cap Value Fund) between Registrant and
                  Boston Partners Asset Management, L.P.

            (x)   Investment Advisory Agreement (Boston Partners        28
                  Mid Cap Value Fund) between Registrant and
                  Boston Partners Asset Management, L.P.

            (y)   Investment Advisory Agreement (n/i Larger Cap         31
                  Value Fund) between Registrant and Numeric
                  Investors, L.P. dated December 1, 1997.

            (z)   Investment Advisory Agreement (Boston Partners        31
                  Bond Fund) between Registrant and Boston
                  Partners Asset Management, L.P. dated December
                  1, 1997.

            (aa)  Form of Investment Advisory Agreement                 32
                  (Schneider Capital Management Value Fund)
                  between Registrant and Schneider Capital
                  Management Company.

                                         -3-

(b)   Exhibits:
                                                                    SEE NOTE #
                                                                    ----------

            (bb)  Form of Investment Advisory Agreement (BEA            33
                  Long-Short Market Neutral Fund) between
                  Registrant and BEA Associates.

            (cc)  Form of Investment Advisory Agreement (BEA            33
                  Long-Short Equity Fund) between Registrant and
                  BEA Associates.

            (dd)  Form of Investment Advisory Agreement (Boston         34
                  Partners Micro Cap Value Fund) between
                  Registrant and Boston Partners Asset
                  Management, L.P.


            (ee)  Form of Investment Advisory Agreement (BEA            35
                  Select Economic Value Equity Fund) between
                  Registrant and BEA Associates.


      (6)   (a)   Distribution Agreement between Registrant and
                  Provident Distributors, Inc. dated as of May
                  29, 1998.

      (7)   Fund Office Retirement Profit-Sharing and Trust             29
            Agreement, dated as of October 24, 1990, as amended.

      (8)   (a)   Custodian Agreement between Registrant and            3
                  Provident National Bank dated as of August 16,
                  1988.

            (b)   Sub-Custodian Agreement among The Chase               10
                  Manhattan Bank, N.A., the Registrant and
                  Provident National Bank, dated as of July 13,
                  1992, relating to custody of Registrant's
                  foreign securities.

            (e)   Amendment No. 1 to Custodian Agreement dated          9
                  August 16, 1988.

            (f)   Agreement between Brown Brothers Harriman & Co.       10
                  and Registrant on behalf of BEA International
                  Equity Portfolio, dated September 18, 1992.

            (g)   Agreement between Brown Brothers Harriman & Co.       10
                  and Registrant on behalf of BEA Strategic Fixed
                  Income Portfolio, dated September 18, 1992.

            (h)   Agreement between Brown Brothers Harriman & Co.       10
                  and Registrant on behalf of BEA Emerging
                  Markets Equity Portfolio, dated September 18,
                  1992.

            (i)   Agreement between Brown Brothers Harriman & Co.       15
                  and Registrant on behalf of BEA Emerging
                  Markets Equity, BEA International Equity, BEA
                  Strategic Fixed Income and BEA Global Fixed
                  Income Portfolios, dated as of November 29,
                  1993.

            (j)   Agreement between Brown Brothers Harriman & Co.       15
                  and Registrant on behalf of BEA U.S. Core
                  Equity and BEA U.S. Core Fixed Income
                  Portfolios dated as of November 29, 1993.

            (k)   Custodian Contract between Registrant and State       18
                  Street Bank and Trust Company.

            (l)   Custody Agreement between Registrant and              23
                  Custodial Trust Company on behalf of n/i Micro
                  Cap Fund, n/i Growth Fund and n/i Growth &
                  Value Fund Portfolios of the Registrant.

                                         -4-

(b)   Exhibits:
                                                                    SEE NOTE #
                                                                    ----------

            (m)   Custodian Agreement Supplement Between                26
                  Registrant and PNC Bank, National Association
                  dated October 16, 1996.

            (n)   Custodian Agreement Supplement between                27
                  Registrant and Brown Brothers Harriman & Co. on
                  behalf of the BEA Municipal Bond Fund.

            (o)   Custodian Agreement Supplement between                28
                  Registrant and PNC Bank, National Association,
                  on behalf of the Boston Partners Mid Cap Value
                  Fund.

            (p)   Custody Agreement between Registrant and              31
                  Custodial Trust Company on behalf of the n/i
                  Larger Cap Value Fund.

            (q)   Custodian Agreement Supplement between
                  Registrant and PNC Bank, N.A. on behalf of the        31
                  Boston Partners Bond Fund.

            (r)   Form of Custodian Agreement Supplement between        32
                  Registrant and PNC Bank, N.A. on behalf of the
                  Schneider Capital Management Value Fund.

            (s)   Form of Custodian Agreement between Registrant        33
                  and Custodial Trust Company on behalf of the
                  BEA Long-Short Market Neutral and the BEA Long-
                  Short Equity Funds.

            (t)   Form of Custodian Agreement Supplement between        34
                  Registrant and PNC Bank, N.A. on behalf of the
                  Boston Partners Micro Cap Value Fund.


            (u)   Form of Custodian Agreement Supplement between        35
                  Registrant and Brown Brothers Harriman & Co. on
                  behalf of the BEA Select Economic Value Equity
                  Fund.

            (v)   Form of Custodian Agreement Supplement between
                  Registrant and Brown Brothers Harriman & Co. on behalf of the BEA U.S. Core Equity Fund Advisor
                  Class.

      (9)   (a)   Transfer Agency Agreement (Sansom Street)             3
                  between Registrant and Provident Financial
                  Processing Corporation, dated as of August 16,
                  1988.

            (b)   Transfer Agency Agreement (Cash Preservation)         3
                  between Registrant and Provident Financial
                  Processing Corporation, dated as of August 16,
                  1988.

            (c)   Shareholder Servicing Agreement (Sansom Street        3
                  Money Market).

            (d)   Shareholder Servicing Agreement (Sansom Street        3
                  Tax-Free Money Market).

            (e)   Shareholder Servicing Agreement (Sansom Street        3
                  Government Obligations Money Market).

            (f)   Shareholder Services Plan (Sansom Street Money        3
                  Market).

            (g)   Shareholder Services Plan (Sansom Street Tax-         3
                  Free Money Market).

                                         -5-

(b)   Exhibits:
                                                                    SEE NOTE #
                                                                    ----------

            (h)   Shareholder Services Plan (Sansom Street              3
                  Government Obligations Money Market).

            (i)   Transfer Agency Agreement (Bedford) between           3
                  Registrant and Provident Financial Processing
                  Corporation, dated as of August 16, 1988.

            (j)   Administration and Accounting Services
                  Agreement between Registrant and Provident            8
                  Financial Processing Corporation, relating to
                  Government Securities Portfolio, dated as of
                  April 10, 1991.

            (k)   Administration and Accounting Services                9
                  Agreement between Registrant and Provident
                  Financial Processing Corporation, relating to
                  New York Municipal Money Market Portfolio dated
                  as of November 5, 1991.

            (l)   Administration and Accounting Services                10
                  Agreement between Registrant and Provident
                  Financial Processing Corporation (BEA
                  International Equity) dated September 18, 1992.

            (m)   Administration and Accounting Services                10
                  Agreement between Registrant and Provident
                  Financial Processing Corporation (BEA Strategic
                  Fixed Income) dated September 18, 1992.

            (n)   Administration and Accounting Services                10
                  Agreement between Registrant and Provident
                  Financial Processing Corporation (BEA Emerging
                  Markets Equity) dated September 18, 1992.

            (o)   Transfer Agency Agreement and Supplements             9
                  (Bradford, Alpha (now known as Janney), Beta,
                  Gamma, Delta, Epsilon, Zeta, Eta and Theta)
                  between Registrant and Provident Financial
                  Processing Corporation dated as of November 5,
                  1991.

            (p)   Transfer Agency Agreement Supplement (BEA)            10
                  between Registrant and Provident Financial
                  Processing Corporation dated as of September
                  19, 1992.

            (r)   Administration and Accounting Services                10
                  Agreement between Registrant and Provident
                  Financial Processing Corporation, relating to
                  Tax-Free Money Market Portfolio, dated as of
                  April 21, 1992.

            (s)   Transfer Agency Agreement Supplement (BEA U.S.        15
                  Core Equity, BEA U.S. Core Fixed Income, BEA
                  Global Fixed Income and BEA Municipal Bond Fund
                  Portfolios) between Registrant and PFPC Inc.
                  dated as October 27, 1993.

            (t)   Administration and Accounting Services                15
                  Agreement between Registrant and PFPC Inc.
                  relating to BEA U.S. Core Equity Portfolio
                  dated as of October 27, 1993.

            (u)   Administration and Accounting Services                15
                  Agreement between Registrant and PFPC Inc. (BEA
                  U.S. Core Fixed Income Portfolio) dated October
                  27, 1993.

            (v)   Administration and Accounting Services                15
                  Agreement between Registrant and PFPC Inc.
                  (International Fixed Income Portfolio) dated
                  October 27, 1993.

                                         -6-

(b)   Exhibits:
                                                                    SEE NOTE #
                                                                    ----------

            (w)   Administration and Accounting Services                15
                  Agreement between Registrant and PFPC Inc.
                  (Municipal Bond Fund Portfolio) dated
                  October 27, 1993.

            (x)   Transfer Agency Agreement Supplement (BEA             18
                  Balanced and Short Duration Portfolios) between
                  Registrant and PFPC Inc. dated October 26,
                  1994.

            (y)   Administration and Accounting Services                18
                  Agreement between Registrant and PFPC Inc. (BEA
                  Balanced Portfolio) dated October 26, 1994.

            (z)   Administration and Accounting Services                18
                  Agreement between Registrant and PFPC Inc. (BEA
                  Short Duration Portfolio) dated October 26,
                  1994.

            (bb)  Transfer Agency and Service Agreement between         21
                  Registrant and State Street Bank and Trust
                  Company and PFPC, Inc. dated February 1, 1995.

            (cc)  Supplement to Transfer Agency and Service             21
                  Agreement between Registrant, State Street Bank
                  and Trust Company, Inc. and PFPC dated April
                  10, 1995.

            (dd)  Amended and Restated Credit Agreement dated           22
                  December 15, 1994.

            (ee)  Transfer Agency Agreement Supplement (n/i Micro       23
                  Cap Fund, n/i Growth Fund and n/i Growth &
                  Value Fund) between Registrant and PFPC, Inc.
                  dated April 14, 1996.

            (ff)  Administration and Accounting Services                23
                  Agreement between Registrant and PFPC, Inc.
                  (n/i Micro Cap Fund) dated April 24, 1996.

            (gg)  Administration and Accounting Services                23
                  Agreement between Registrant and PFPC, Inc.
                  (n/i Growth Fund) dated April 24, 1996.

            (hh)  Administration and Accounting Services                23
                  Agreement between Registrant and PFPC, Inc.
                  (n/i Growth & Value Fund) dated April 24, 1996.

            (jj)  Administration and Accounting Services                24
                  Agreement between Registrant and PFPC, Inc.
                  (BEA Global Telecommunications Portfolio).

            (kk)  Co-Administration Agreement between Registrant        24
                  Investor and BEA Associates (BEA International
                  Equity Investor Portfolio).

            (ll)  Co-Administration Agreement between Registrant
                  and BEA Associates (BEA International Equity          24
                  Advisor Portfolio).

            (mm)  Co-Administration Agreement between Registrant        24
                  and BEA Associates (BEA Emerging Markets Equity
                  Investor Portfolio).

            (nn)  Co-Administration Agreement between Registrant        24
                  and BEA Associates (BEA Emerging Markets Equity
                  Advisor Portfolio).

            (oo)  Co-Administration Agreement between Registrant        24
                  and BEA Associates (BEA High Yield Investor
                  Portfolio).

                                         -7-

(b)   Exhibits:
                                                                    SEE NOTE #
                                                                    ----------

            (pp)  Co-Administration Agreement between Registrant        24
                  and BEA Associates (BEA High Yield Advisor
                  Portfolio).

            (qq)  Co-Administration Agreement between Registrant        24
                  and BEA Associates (BEA Global
                  Telecommunications Investor Portfolio).

            (rr)  Co-Administration Agreement between Registrant        24
                  and BEA Associates (BEA Global
                  Telecommunications Advisor Portfolio).

            (ss)  Transfer Agreement and Service Agreement              24
                  between Registrant and State Street Bank and
                  Trust Company.

            (tt)  Administration and Accounting Services                27
                  Agreement between the Registrant and PFPC Inc.
                  dated October 16, 1996 (Boston Partners Large
                  Cap Value Fund).

            (uu)  Transfer Agency Agreement Supplement between          26
                  Registrant and PFPC Inc. (Boston Partners Large
                  Cap Value Fund, Institutional Class).

            (vv)  Transfer Agency Agreement Supplement between          26
                  Registrant and PFPC Inc. (Boston Partners Large
                  Cap Value Fund, Investor Class).

            (ww)  Transfer Agency Agreement Supplement between          26
                  Registrant and PFPC Inc. (Boston Partners Large
                  Cap Value Fund, Advisor Class).

            (xx)  Transfer Agency Agreement Supplement between          28
                  Registrant and PFPC Inc., (Boston Partners Mid
                  Cap Value Fund, Institutional Class).

            (yy)  Transfer Agency Agreement Supplement between          28
                  Registrant and PFPC Inc., (Boston Partners Mid
                  Cap Value Fund, Investor Class).

            (zz)  Administration and Accounting Services                28
                  Agreement between Registrant and PFPC Inc.
                  dated, May 30, 1997 (Boston Partners Mid Cap
                  Value Fund).

            (aaa) Transfer Agency Agreement Supplement (n/i
                  Larger Cap Value Fund) between Registrant and         31
                  PFPC, Inc. dated December 1, 1997.

            (bbb) Administration and Accounting Services                31
                  Agreement between Registrant and PFPC, Inc.
                  dated December 1, 1997 (n/i Larger Cap Value
                  Fund).

            (ccc) Co-Administration Agreement between Registrant        31
                  and Bear Stearns Funds Management, Inc. dated
                  December 1, 1997 (n/i Larger Cap Value Fund).

            (eee) Transfer Agency Agreement Supplement between          31
                  Registrant and PFPC, Inc. dated December 1,
                  1997 (Boston Partners Bond Fund, Institutional
                  Class).

            (fff) Transfer Agency Agreement Supplement between          31
                  Registrant and PFPC, Inc. dated December 1,
                  1997 (Boston Partners Bond Fund, Investor
                  Class).

            (ggg) Administration and Accounting Services                31
                  Agreement between Registrant and PFPC, Inc.
                  dated December 1, 1997 (Boston Partners Bond
                  Fund).

                                         -8-

(b)   Exhibits:
                                                                    SEE NOTE #
                                                                    ----------

            (hhh) Form of Administration and Accounting Services        32
                  Agreement between Registrant and PFPC Inc.
                  (Schneider Capital Management Value Fund).

            (iii) Form of Transfer Agency Agreement Supplement          32
                  between Registrant and PFPC Inc. (Schneider
                  Capital Management Value Fund).

            (kkk) Form of Administration and Accounting Services        33
                  Agreement between Registrant and PFPC Inc. (BEA
                  Long-Short Market Neutral Fund).

            (lll) Form of Administration and Accounting Services        33
                  Agreement between Registrant and PFPC Inc. (BEA
                  Long-Short Equity Fund).

            (mmm) Form of Co-Administration Agreement between           33
                  Registrant and BEA Associates (BEA Long-Short
                  Market Neutral Fund).

            (nnn) Form of Co-Administration Agreement between           33
                  Registrant and BEA Associates (BEA Long-Short
                  Equity Fund).

            (ooo) Form of Transfer Agency Agreement Supplement          33
                  between Registrant and State Street Bank &
                  Trust Company (BEA Long-Short Market Neutral
                  Fund Institutional Class).

            (ppp) Form of Transfer Agency Agreement Supplement
                  between Registrant and State Street Bank &            33
                  Trust Company (BEA Long-Short Market Neutral
                  Fund Advisor Class).

            (qqq) Form of Transfer Agency Agreement Supplement          33
                  between Registrant and State Street Bank &
                  Trust Company (BEA Long-Short Equity Fund
                  Institutional Class).

            (rrr) Form of Transfer Agency Agreement Supplement          33
                  between Registrant and State Street Bank &
                  Trust Company (BEA Long-Short Equity Fund
                  Advisor Class).

            (uuu) Form of Transfer Agency Agreement Supplement          34
                  between Registrant and PFPC, Inc. (Boston
                  Partners Micro Cap Value Fund, Institutional
                  Class).

            (vvv) Form of Transfer Agency Agreement Supplement          34
                  between Registrant and PFPC, Inc. (Boston
                  Partners Micro Cap Value Fund, Investor Class).

            (www) Form of Administration and Accounting Services        34
                  Agreement between Registrant and PFPC, Inc.
                  (Boston Partners Micro Cap Value Fund).

            (xxx) Form of Transfer Agency Agreement Supplement          35
                  between Registrant and State Street Bank and
                  Trust Company (BEA Select Economic Value Equity
                  Fund Institutional Class).

            (yyy) Form of Transfer Agency Agreement Supplement          35
                  between Registrant and State Street Bank and
                  Trust Company (BEA Select Economic Value Equity
                  Fund Advisor Class).

                                         -9-

(b)   Exhibits:                                                     SEE NOTE #
                                                                    ----------

            (zzz)  Form of Administrative and Accounting Services       35
                   Agreement between Registrant and PFPC, Inc.
                   (BEA Select Economic Value Equity Fund).

            (aaaa) Form of Co-Administrative Agreement between          35
                   Registrant and BEA Associates (BEA Select
                   Economic Value Equity Fund Advisor Class).

            (cccc) Form of Transfer Agency Agreement Supplement
                   between Registrant and State Street Bank and
                   Trust Company (BEA U.S. Core Equity Fund
                   Advisor Class).




            (dddd) Form of Co-Administration Agreement between
                   Registrant and BEA Associates (BEA U.S. Core
                   Equity Fund Advisor Class).


            (eeee) Administrative Services Agreement between
                   Registrant and Provident Distributors, Inc.
                   dated as of May 29, 1998 and relating to the n/i funds, Schneider Capital Management Value
                   Fund, and Institutional Shares of the Boston
                   Partners and BEA Funds.


      (10)         Opinion of Counsel


      (11)  (a)    Consent of Drinker Biddle & Reath LLP.


      (11)  (b)    Consent of Coopers and Lybrand LLP.

      (12)         None.

      (13)  (a)    Subscription Agreement (relating to Classes A        2
                   through N).

            (b)    Subscription Agreement between Registrant and        7
                   Planco Financial Services, Inc., relating to
                   Classes O and P.

            (c)    Subscription Agreement between Registrant and        7
                   Planco Financial Services, Inc., relating to
                   Class Q.

            (d)    Subscription Agreement between Registrant and        9
                   Counsellors Securities Inc. relating to Classes
                   R, S, and Alpha 1 through Theta 4.

            (e)    Subscription Agreement between Registrant and        10
                   Counsellors Securities Inc. relating to Classes
                   T, U and V.

            (f)    Subscription Agreement between Registrant and        18
                   Counsellor's Securities Inc. relating to
                   Classes BB and CC.

            (g)    Purchase Agreement between Registrant and            23
                   Numeric Investors, L.P. relating to Class FF
                   (n/i Micro Cap Fund).

            (h)    Purchase Agreement between Registrant and            23
                   Numeric Investors, L.P. relating to Class GG
                   (n/i Growth Fund).

                                         -10-

(b)   Exhibits:                                                     SEE NOTE #
                                                                    ----------

            (i)   Purchase Agreement between Registrant and             23
                  Numeric Investors, L.P. relating to Class HH
                  (n/i Growth & Value Fund).

            (j)   Subscription Agreement between Registrant and         24
                  Counsellors Securities, Inc. relating to
                  Classes II through PP.

            (k)   Purchase Agreement between Registrant and             27
                  Boston Partners Asset Management, L.P. relating
                  to Classes QQ, RR and SS (Boston Partners Large
                  Cap Value Fund).

            (l)   Purchase Agreement between Registrant and             28
                  Boston Partners Asset Management, L.P. relating
                  to Classes TT and UU (Boston Partners Mid Cap
                  Value Fund).

            (m)   Purchase Agreement between Registrant and             31
                  Boston Partners Asset Management L.P. relating
                  to Classes VV and WW (Boston Partners Bond
                  Fund).

            (n)   Purchase Agreement between Registrant and             31
                  Numeric Investors, L.P. relating to Class XX
                  (n/i Larger Cap Value Fund).

            (o)   Form of Purchase Agreement between Registrant         33
                  and BEA Associates relating to Classes ZZ and
                  AAA (BEA Long-Short Market Neutral Fund).

            (p)   Form of Purchase Agreement between Registrant         33
                  and BEA Associates relating to Classes BBB and
                  CCC (BEA Long-Short Equity Fund).

            (q)   Form of Purchase Agreement between Registrant         34
                  and Boston Partners Asset Management, L.P.
                  relating to Classes DDD and EEE (Boston
                  Partners Micro Cap Value Fund).

            (r)   Form of Purchase Agreement between Registrant         35
                  and BEA Associates relating to Classes FFF and
                  GGG (BEA Select Economic Value Equity Fund).

            (s) Form of Purchase Agreement between Registrant and BEA Associates relating to Class HHH (BEA
                  U.S. Core Equity Fund).

      (14)        None.

      (15)  (a)   Plan of Distribution (Sansom Street Money             3
                  Market).

            (b)   Plan of Distribution (Sansom Street Tax-Free          3
                  Money Market).

            (c)   Plan of Distribution (Sansom Street Government        3
                  Obligations Money Market).

            (d)   Plan of Distribution (Cash Preservation Money).       3

            (e)   Plan of Distribution (Cash Preservation Tax-          3
                  Free Money Market).

            (f)   Plan of Distribution (Bedford Money Market).          3

            (g)   Plan of Distribution (Bedford Tax-Free Money          3
                  Market).

            (h)   Plan of Distribution (Bedford Government              3
                  Obligations Money Market).

                                         -11-

(b)   Exhibits:                                                     SEE NOTE #
                                                                    ----------

            (i)   Plan of Distribution (Income Opportunities High       7
                  Yield).

            (j)   Amendment No. 1 to Plans of Distribution              8
                  (Classes A through Q).

            (k)   Plan of Distribution (Alpha (now known as             9
                  Janney) Money Market).

            (l)   Plan of Distribution (Alpha (now known as             9
                  Janney) Tax-Free Money Market (now known as the
                  Municipal Money Market)).

            (m)   Plan of Distribution (Alpha (now known as             9
                  Janney) Government Obligations Money Market).

            (n)   Plan of Distribution (Alpha (now known as             9
                  Janney) New York Municipal Money Market).

            (o)   Plan of Distribution (Beta Money Market).             9

            (p)   Plan of Distribution (Beta Tax-Free Money             9
                  Market).

            (q)   Plan of Distribution (Beta Government                 9
                  Obligations Money Market).

            (r)   Plan of Distribution (Beta New York Money             9
                  Market).

            (s)   Plan of Distribution (Gamma Money Market).            9

            (t)   Plan of Distribution (Gamma Tax-Free Money            9
                  Market).

            (u)   Plan of Distribution (Gamma Government                9
                  Obligations Money Market).

            (v)   Plan of Distribution (Gamma New York Municipal        9
                  Money Market).

            (w)   Plan of Distribution (Delta Money Market).            9

            (x)   Plan of Distribution (Delta Tax-Free Money            9
                  Market).

            (y)   Plan of Distribution (Delta Government                9
                  Obligations Money Market).

            (z)   Plan of Distribution (Delta New York Municipal        9
                  Money Market).

            (aa)  Plan of Distribution (Epsilon Money Market).          9

            (bb)  Plan of Distribution (Epsilon Tax-Free Money          9
                  Market).

            (cc)  Plan of Distribution (Epsilon Government              9
                  Municipal Money Market).

            (dd)  Plan of Distribution (Epsilon New York
                  Municipal Money Market).                              9

            (ee)  Plan of Distribution (Zeta Money Market).             9

            (ff)  Plan of Distribution (Zeta Tax-Free Money             9
                  Market).

            (gg)  Plan of Distribution (Zeta Government                 9
                  Obligations Money Market).

            (hh)  Plan of Distribution (Zeta New York Municipal         9
                  Money Market).

            (ii)  Plan of Distribution (Eta Money Market).              9

            (jj)  Plan of Distribution (Eta Tax-Free Money              9
                  Market).

            (kk)  Plan of Distribution (Eta Government                  9
                  Obligations Money Market).

            (ll)  Plan at Distribution (Eta New York Municipal          9
                  Money Market).

                                         -12-

(b)   Exhibits:                                                     SEE NOTE #
                                                                    ----------

            (mm)  Plan of Distribution (Theta Money Market).            9

            (nn)  Plan of Distribution (Theta Tax-Free Money            9
                  Market).

            (oo)  Plan of Distribution (Theta Government                9
                  Obligations Money Market).

            (pp)  Plan of Distribution (Theta New York Municipal        9
                  Money Market).

            (qq)  Plan of Distribution (BEA International Equity        24
                  Investor).

            (rr)  Plan of Distribution (BEA International Equity        24
                  Advisor).

            (ss)  Plan of Distribution (BEA Emerging Markets            24
                  Equity Investor).

            (tt)  Plan of Distribution (BEA Emerging Markets            24
                  Equity Advisor).

            (uu)  Plan of Distribution (BEA High Yield Investor).       24

            (vv)  Plan of Distribution (BEA High Yield Advisor).        24

            (ww)  Plan of Distribution (BEA Global                      24
                  Telecommunications Investor).

            (xx)  Plan of Distribution (BEA Global                      24
                  Telecommunications Advisor).

            (yy)  Plan of Distribution (Boston Partners Large Cap
                  Value Fund Institutional Class)                       26

            (zz)  Plan of Distribution (Boston Partners Large Cap       27
                  Value Fund Investor Class)

            (aaa) Plan of Distribution (Boston Partners Large Cap       27
                  Value Fund Advisor Class)

            (bbb) Plan of Distribution (Boston Partners Mid Cap         27
                  Value Fund Investor Class)

            (ccc) Plan of Distribution (Boston Partners Mid Cap         27
                  Value Fund Institutional Class)

            (ddd) Plan of Distribution (Boston Partners Bond Fund       31
                  Institutional Class).

            (eee) Plan of Distribution (Boston Partners Bond Fund       31
                  Investor Class).

            (fff) Form of Plan of Distribution Pursuant to Rule         33
                  12b-1 (BEA Long-Short Equity Fund Advisor
                  Class).

            (ggg) Form of Plan of Distribution Pursuant to Rule         33
                  12b-1 (BEA Long-Short Market Neutral Fund
                  Advisor Class).

            (hhh) Form of Plan of Distribution (Boston Partners         34
                  Micro Cap Value Fund Institutional Class).

            (iii) Form of Plan of Distribution (Boston Partners         34
                  Micro Cap Value Fund Investor Class).

            (jjj) Form of Plan of Distribution pursuant to Rule         35
                  12b-1 (BEA Select Economic Value Equity Fund
                  Advisor Class).

            (kkk) Form of Plan of Distribution pursuant to Rule
                  12b-1 (BEA U.S. Core Equity Fund Advisor
                  Class).


                                         -13-

(b)   Exhibits:                                                     SEE NOTE #
                                                                    ----------

      (16)  (a)   Schedule for Computation of Performance               29
                  Quotations for the Money Market and
                  Boston Partners Portfolios.

            (b)   Schedule for Computation of Performance               30
                  Quotations for the BEA Portfolios.

            (c)   Schedule for Computation of Performance               31
                  Quotations for the n/i Portfolios.

      (17) Financial Data Schedules for Institutional shares of the BEA U.S. Core Equity Fund

      (18)  Form of Amended Rule 18f-3 Plan.

NOTE #
------


1 Incorporated herein by reference to the same exhibit number of Registrant's Registration Statement (No. 33-20827) filed on March 24, 1988.

2 Incorporated herein by reference to the same exhibit number of Pre-Effective Amendment No. 2 to Registrant's Registration Statement (No. 33-20827) filed on July 12, 1988.

3 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989.

4 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 2 to Registrant's Registration Statement (No. 33-20827) filed on October 25, 1989.

5 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 3 to the Registrant's Registration Statement (No. 33-20827) filed on April 27, 1990.

6 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 4 to the Registrant's Registration Statement (No. 33-20827) filed on May 1, 1990.

7 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 5 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1990.

8 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 6 to the Registrant's Registration Statement (No. 33-20827) filed on October 24, 1991.

9 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 7 to the Registrant's Registration Statement (No. 33-20827) filed on July 15, 1992.

10 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 8 to the Registrant's Registration Statement (No. 33-20827) filed on October 22, 1992.

11 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 9 to the Registrant's Registration Statement (No. 33-20827) filed on December 16, 1992.

12 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 11 to the Registrant's Registration Statement (No. 33-20827) filed on June 21, 1993.

13 Incorporated herein by reference to the same exhibit number Post-Effective Amendment No. 12 to the Registrant's Registration Statement (No. 33-20827) filed on July 27, 1993.

14 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 13 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1993.

15 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 14 to the Registrant's Registration Statement (No. 33-20827) filed on December 21, 1993.

16 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 19 to the Registrant's Registration Statement (No. 33-20827) filed on October 14, 1994.

17 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 20 to the Registrant's Registration Statement (No. 33-20827) filed on October 21, 1994.

18 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 21 to the Registrant's Registration Statement (No. 33-20827) filed on October 28, 1994.

19 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 22 to the Registrant's Registration Statement (No. 33-20827) filed an December 19, 1994.

20 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 27 to the Registrant's Registration Statement (No. 33-20827) filed on March 31, 1995.

21 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 28 to the Registrant's Registration Statement (No. 33-20827) filed on October 6, 1995.

22 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 29 to the Registrant's Registration Statement (No. 33-20827) filed on October 25, 1995.

23 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 34 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 1996.

24 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 37 to the Registrant's Registration Statement (No. 33-20827) filed July 30, 1996.

25 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 39 to the Registrant's Registration Statement (No. 33-20827) filed on October 11, 1996.

26 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 41 to the Registrant's Registration Statement (No. 33-20827) filed on November 27, 1996.

27 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 45 to the Registrant's Registration Statement (No. 33-20827) filed on May 9, 1997.

28 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 46 to the Registrant's Registration Statement (33-20827) filed on September 25, 1997.

29 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 49 to the Registrant's Registration Statement (33-20827) filed on December 1, 1997.

30 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 50 to the Registrant's Registration Statement (33-20827) filed on December 8, 1997.

31 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 51 to the Registrant's Registration Statement (33-20827) filed on December 8, 1997.

32 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 52 to the Registrant's Registration Statement (33-20827) filed on January 23, 1998.


33 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 53 to the Registrant's Registration Statement (33-20827) filed on April 10, 1998.

34 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 54 to the Registrant's Registration Statement (33-20827) filed on April 17, 1998.

35 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 55 to the Registrant's Registration Statement (33-20827) filed on April 28, 1998.


Item 25.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

            None.

Item 26.    NUMBER OF HOLDERS OF SECURITIES


            The following information is given as of May 31, 1998.



TITLE OF CLASS OF COMMON STOCK                              NUMBER OF RECORD HOLDERS
------------------------------                              ------------------------
a)   Cash Preservation Money Market                                  39
b)   Cash Preservation Municipal Money Market                        56
c)   Sansom Street Money Market                                       3
d)   Sansom Street Municipal Money Market                             0
e)   Sansom Street Government Obligations Money Market                0
f)   Bedford Money Market                                         46382
g)   RBB Government Securities                                      489
h)   Bedford Municipal Money Market                                5138
i)   Bedford Government Obligations Money Market                  10128
j)   BEA International Equity - Institutional Class                 367
k)   BEA International Equity - Investor Class                        0
l)   BEA International Equity - Advisor Class                        14
m)   BEA High Yield - Institutional Class                            72
n)   BEA High Yield - Investor Class                                  0
o)   BEA High Yield - Advisor Class                                  11
p)   BEA Emerging Markets Equity - Institutional Class               23
q)   BEA Emerging Markets Equity - Investor Class                     0
r)   BEA Emerging Markets Equity - Advisor Class                      9
s)   BEA U.S. Core Equity - Institutional Class                      59
t)   BEA U.S. Core Equity - Advisor Class                             0
u)   BEA U.S. Core Fixed Income                                      63
v)   BEA Strategic Global Fixed Income                               15
w)   BEA Municipal Bond Fund                                         37
x)   BEA Short Duration                                               0
y)   BEA Balanced                                                     0
z)   BEA Global Telecommunications - Investor Class                   0
aa)  BEA Global Telecommunications - Advisor Class                   29

                                         -16-

bb)  BEA Long-Short Market Neutral - Institutional Class          0
cc)  BEA Long-Short Market Neutral - Advisor Class                0
dd)  BEA Long-Short Equity - Institutional Class                  0
ee)  BEA Long-Short Equity - Advisor Class                        0
ff)  BEA Select Economic Value Equity - Institutional Class       0
gg)  BEA Select Economic Value Equity - Advisor Class             0
hh)  Janney Montgomery Scott
     Money Market                                            106501
ii)  Janney Montgomery Scott
     Municipal Money Market                                    4346
jj)  Janney Montgomery Scott
     Government Obligations Money Market                      33718
kk)  Janney Montgomery Scott
     New York Municipal Money Market                           1409
ll)  ni Micro Cap                                              3479
mm)  ni Growth                                                 3365
nn)  ni Growth & Value                                         5991
oo)  ni Larger Cap Value                                        613
pp)  Boston Partners Large Cap Value Fund - Institutional
     Class                                                       39
qq)  Boston Partners Large Cap Value Fund - Investor Class       43
rr)  Boston Partners Large Cap Value Fund - Advisor Class         0
ss)  Boston Partners Mid Cap Value Fund - Investor Class         46
tt)  Boston Partners Mid Cap Value Fund - Institutional Class    62
uu)  Boston Partners Premium Bond - Institutional Class           4
vv)  Boston Partners Premium Bond - Investor Class                4
ww)  Boston Partners Micro Cap Value - Institutional Class        0
xx)  Boston Partners Micro Cap Value - Investor Class             0


Item 27.  INDEMNIFICATION

     Sections 1, 2, 3 and 4 of Article VIII of Registrant's Articles of Incorporation, as amended, incorporated herein by reference as Exhibits 1(a) and 1(c), provide as follows:

          Section 1. To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its shareholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

          Section 2. The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may by law, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation law.

          Section 3. No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

          Section 4. References to the Maryland General Corporation Law in this Article are to the law as from time to time amended. No further amendment to the Articles of Incorporation of the Corporation shall decrease, but may expand, any right of any person under this Article based on any event, omission or proceeding prior to such amendment.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


     Information as to any other business, profession, vocation or employment of substantial nature in which any directors and officers of BIMC, BEA, Numeric, Boston Partners and Schneider Capital Management are, or at any time during the past two (2) years have been, engaged for their own accounts or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Schedules A and D of BIMC's FORM ADV (File No. 801-13304) filed on February 23, 1998, Schedules B and D of BEA Form ADV (File No. 801-37170) filed on March 31, 1998, Schedules B and D of Numeric's FORM ADV (File No. 801-35649) filed on March 26, 1998, Schedules of Boston Partners' FORM ADV (File No. 801-49059) filed on March 31, 1998, and Schedules B and D of Schneider Capital Management's FORM ADV (File No. 801-55439) filed on April 25, 1998, respectively.


     There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each director or officer of PNC Bank, National Association (successor by merger to Provident National
Bank) ("PNC Bank"), is, or at any time during the past two years has been, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

                            PNC BANK, NATIONAL ASSOCIATION
                                      DIRECTORS


POSITION WITH   NAME                  OTHER BUSINESS CONNECTIONS              TYPE OF BUSINESS
PNC BANK
Director        Paul W. Chellgren     Chairman and Chief Executive Officer    Energy Company
                                      Ashland Inc.
                                      P.O. 391
                                      Ashland, KY 41114

Director        Robert N. Clay        President and Chief Executive Officer   Investments
                                      Clay Holding Company
                                      Three Chimneys Farm
                                      Versailles. KY 40383

Director        George A. Davidson,   Chairman and Chief Executive Officer    Public Utility Holding
                Jr.                   Consolidated Natural Gas Company
                                      CNG Tower, 625 Liberty Avenue
                                      Pittsburgh, PA 15222-3199

Director        David F. Girard-      Managing Partner                        Law Firm
                diCarlo               Blank Rome Comisky & McCauley LLP
                                      One Logan Square
                                      Philadelphia, PA 19103-6998

Director        Walter Emmor Gregg,   One PNC Plaza, P1-POPP-30-1             Diversified Financial
                Jr.                   249 Fifth Street                        Services
                                      Pittsburgh, PA 15222-2707

Director        William R. Johnson    President and Chief Executive Officer   Food Products Company
                                      H.J. Heinz Company
                                      600 Grant Street
                                      Pittsburgh, PA 15219-2857

Director        Bruce C. Lindsey      Chairman and Managing Director          Advisory Company
                                      Brind-Lindsey & Co.
                                      1520 Locust Street, Suite 1100
                                      Philadelphia, PA 19102

Director        W. Craig McClelland   Chairman and Chief Executive Officer    Paper Manufacturing and
                                      Union Camp Corporation                  Land Resources
                                      1600 Valley Road
                                      Wayne, NJ 07470

Director        Thomas Henry          Chairman and Chief Executive Officer    Diversified Financial
                O'Brien               PNC Bank Corp.                          Services
                                      One PNC Plaza, 249 Fifth Avenue
                                      Pittsburgh, PA 15222-2707

POSITION WITH
PNC BANK        NAME                  OTHER BUSINESS CONNECTIONS              TYPE OF BUSINESS
Director        Jane G. Pepper        President                               Nonprofit Horticultural
                                      Pennsylvania Horticultural Society      Membership Organization
                                      100 N. 20th Street -5th Floor
                                      Philadelphia, PA 19103-1495

Director        Jackson H. Randolph   Chairman                                Public Utility Holding
                                      Cinergy Corp.                           Company
                                      221 East Fourth Street, Suite 3004
                                      Cincinnati, OH 45202

Director        James Edward Rohr     President & Chief Operating Officer     Diversified Financial
                                      PNC Bank N.A.                           Services
                                      One PNC Plaza- 30th Floor
                                      Pittsburgh PA 15625

Director        Roderic H. Ross       Chairman and Chief Executive Officer    Insurance Company
                                      Keystone State Life Insurance Co.
                                      1401 Walnut Street, 10th Floor
                                      Philadelphia, PA 19102-3122

Director        Richard P. Simmons    Chairman, President & CEO               Specialty Metals and
                                      Allegheny Teledyne Incorporated         Diversified Business
                                      1000 Six PPG Place
                                      Pittsburgh, PA 15222-5479

Director        Thomas J. Usher       Chairman and Chief Executive Officer    Energy, Steel and
                                      USX Corporation                         Diversified Business
                                      600 Grant Street - Room 6170
                                      Pittsburgh, PA 15219-4776

Director        Milton A. Washington  President and Chief Executive Officer   Housing Rehabilitation and
                                      AHRCO                                   Construction
                                      5604 Baum Boulevard
                                      Pittsburgh, PA 15206



                           PNC BANK, NATIONAL ASSOCIATION
                                     OFFICERS


James C. Altman                     Senior Vice President

Terry D. Amore                      Senior Vice President

Edward V. Arbaugh, III              Senior Vice President

Robert Jones Arnold                 Senior Vice President

James N. Atteberry                  Senior Vice President

Lila M. Bachelier                   Senior Vice President

                           PNC BANK, NATIONAL ASSOCIATION
                                     OFFICERS

James C. Baker                      Senior Vice President


James R. Bartholomew                Senior Vice President

Peter R. Begg                       Senior Vice President

Constance A. Bentzen                Senior Vice President

Donald G. Berdine                   Senior Vice President

Ben Berzin, Jr.                     Senior Vice President

James H. Best                       Senior Vice President

Paul A. Best                        Senior Vice President

Michael J. Beyer                    Senior Vice President

R. Bruce Bickel                     Senior Vice President

Karen E. Blair                      Senior Vice President

Ronald R. Blankenbuehler            Senior Vice President


Ronald L. Bovill                    Senior Vice President

George Brikis                       Executive Vice President

Dennis P. Brenckle                  President, Central PA Market

Michael Brundage                    Senior Vice President

Donna L. Burge                      Senior Vice President

Jane Wilson Burks                   Senior Vice President

Douglas H. Burr                     Senior Vice President

David D. Burrow                     Senior Vice President

James P. Burzotta                   Senior Vice President


Anthony J. Cacciatore               Senior Vice President


Craig T. Campbell                   Senior Vice President

                           PNC BANK, NATIONAL ASSOCIATION
                                     OFFICERS

William L. Campbell                 Senior Vice President

J. Richard Carnall                  Executive Vice President

Donald R. Carroll                   Senior Vice President

Edward V. Caruso                    Executive Vice President

Kevin J. Cecil                      Senior Vice President

Rhonda S. Chatzkel                  Senior Vice President

Chaomei Chen                        Senior Vice President

Sandra Chickeletti                  Assistant Secretary

Thomas P. Ciak                      Assistant Secretary

Peter K. Classen                    President, Northeast PA Market


James P. Conley                     Senior Vice President

Andra D. Cochran                    Senior Vice President

William Harvey Coggin               Senior Vice President


John F. Colligan                    Senior Vice President


C. David Cook                       Senior Vice President

Robert F. Crouse                    Senior Vice President

Peter M. Crowley                    Senior Vice President

Keith P. Crytzer                    Senior Vice President

John J. Daggett                     Senior Vice President

Peter J. Danchak                    Senior Vice President

Richard G. DePaul                   Executive Vice President


Helen A. DePrisco                   Executive Vice President

Richard Devore                      Senior Vice President

James N. Devries                    Senior Vice President

Anuj Dhanda                         Senior Vice President

                           PNC BANK, NATIONAL ASSOCIATION
                                     OFFICERS


Frank H. Dilenschneider             Senior Vice President

Thomas C. Dilworth                  Senior Vice President

Alfred J. DiMatties                 Senior Vice President

Robert D. Edwards                   Senior Vice President

Tawana L. Edwards                   Senior Vice President

David J. Egan                       Senior Vice President

Richard M. Ellis                    Senior Vice President

Orlando C. Esposito                 Senior Vice President

Lynn Fox Evans                      Senior Vice President & Controller

William E. Fallon                   Senior Vice President

James M. Ferguson, III              Senior Vice President

Charles J. Ferrero                  Senior Vice President

John Fox                            Executive Vice President

Frederick C. Frank, III             Executive Vice President

William J. Friel                    Executive Vice President

John F. Fulgoncy                    Senior Counsel and Secretary

Brian K. Garlock                    Senior Vice President

Leigh Gerstenberger                 Senior Vice President

Donald W. Giffin, Jr.               Senior Vice President


James G. Graham                     Executive Vice President

Craig Davidson Grant                Senior Vice President

Barbara J. Griec                    Senior Vice President

Frederick J. Gronbacher             Executive Vice President, National Consumer
                                      Bank

Thomas M. Groneman                  Senior Vice President

                           PNC BANK, NATIONAL ASSOCIATION
                                     OFFICERS

Thomas Grundman                     Senior Vice President

Neil F. Hall                        Executive Vice President


John C. Haller                      President, Ohio Market

Michael J. Hannon                   Senior Vice President

Michael N. Harreld                  President, Kentucky Market

Michael J. Harrington               Senior Vice President

Maurice H. Hartigan, II             Executive Vice President

G. Thomas Hewes                     Senior Vice President


Susan G. Holt                       Senior Vice President

Sylvan M. Holzer                    President, Pittsburgh Market

William D. Hummel                   Senior Vice President

Wayne P. Hunley                     Senior Vice President

John M. Infield                     Senior Vice President


Philip C. Jackson                   Senior Vice President

Lawrence W. Jacobs                  Senior Vice President

Robert Greg Jenkins                 Senior Vice President

William J. Johns                    Chief Financial Officer

Craig M. Johnson                    Senior Vice President, Comptroller

Eric C. Johnson                     Senior Vice President

William R. Johnson                  Audit Director


Robert D. Kane, Jr.                 Senior Vice President

Jack Kelly                          Senior Vice President

Michael D.Kelsey                    Chief Compliance Counsel

Geoffrey R. Kimmel                  Senior Vice President

                           PNC BANK, NATIONAL ASSOCIATION
                                     OFFICERS

Randall C. King                     Senior Vice President

James M. Kinsman, Jr.               Senior Vice President

Christopher M. Knoll                Senior Vice President

William Kosis                       Executive Vice President

Richard C. Krauss                   Senior Vice President

Frank R. Krepp                      Senior Vice President & Chief Credit Policy
                                      Officer

Thomas F. Lamb                      Senior Vice President

Kenneth P. Leckey                   Senior Vice President & Cashier

Marilyn R. Levins                   Senior Vice President

Carl J. Lisman                      Executive Vice President

Richard J. Lovett                   Senior Vice President

Stephen F. Lugarich                 Senior Vice President

Brian S. MacConnell                 Senior Vice President

Jane E. Madio                       Senior Vice President

Linda R. Manfredonia                Senior Vice President

Nicholas M. Marsini, Jr.            Senior Vice President

John A. Martin                      Senior Vice President

David O. Matthews                   Senior Vice President

Dennis McChesney                    Executive Vice President

Walter B. McClellan                 Senior Vice President

James F. McGowan                    Senior Vice President

Timothy McInerney                   Senior Vice President

Charlotte B. McLaughlin             Senior Vice President

Kim D. McNeil                       Senior Vice President

Charles R. McNutt                   Senior Vice President

James W. Meighen                    Senior Vice President

                           PNC BANK, NATIONAL ASSOCIATION
                                     OFFICERS

James C. Mendelson                  Senior Vice President

Theodore Lang Merhoff               Senior Vice President

Darryl Metzger                      Senior Vice President

Scott C. Meves                      Senior Vice President

Ralph S. Michael, III               Executive Vice President, Corporate Banking

James P. Mikula                     Senior Vice President

Robert J. Miller, Jr.               Senior Vice President

Melanie Millican                    Senior Vice President

Robert G. Mills                     Assistant Secretary

J. William Mills, III               Senior Vice President

Francine Miltenberger               Senior Vice President

Chester A. Misbach                  Senior Vice President

Barbara A. Misner                   Senior Vice President

D. Bryant Mitchell, II              Executive Vice President

Michael D. Moll                     Senior Vice President

Christopher N. Moravec              Senior Vice President

Thomas R. Moore                     Vice President and Assistant Secretary


Marlene D. Mosco                    President, Northwest PA Market

Peter F. Moylan                     Senior Vice President

Ronald J. Murphy                    Executive Vice President

Saiyid T. Naqvi                     Executive Vice President

Michael B. Nelson                   Executive Vice President

Jill V. Niedweske                   Senior Vice President

Thomas J. Nist                      Senior Vice President

John L. Noelcke                     Senior Vice President

Thomas H. O'Brien                   Chairman and CEO

                           PNC BANK, NATIONAL ASSOCIATION
                                     OFFICERS

Cynthia G. Osofsky                  Senior Vice President

Thomas E. Paisley, III              Senior Vice President, Corporate Credit
                                      Policy


Samuel R. Patterson                 Senior Vice President and Controller

Daniel J. Pavlick                   Senior Vice President

David M. Payne                      Senior Vice President

John Pendergrass                    Senior Vice President

W. David Pendl                      Senior Vice President

Stephen D. Penn                     Senior Vice President

John J. Peters                      Senior Vice President

Frank Pomor                         Senior Vice President

Helen P. Pudlin                     Senior Vice President, and General Counsel

Wayne Pulliam                       Senior Vice President

Arthur F. Radman, III               Senior Vice President

Gordon L. Ragan                     Senior Vice President

Edward E. Randall                   Senior Vice President

Robert Q. Reilly                    Senior Vice President

Jesse S. Reinhardt                  Senior Vice President

Ronald J. Retzler                   Senior Vice President

Richard C. Rhoades                  Senior Vice President

Charles M. Rhodes, Jr.              Senior Vice President

Rodger L. Rickenbrode               Senior Vice President

Bryan W. Ridley                     Senior Vice President

Bruce E. Robbins                    Executive Vice President, Secured Lending

W. Alton Roberts                    Senior Vice President

James E. Rohr                       President and Chief Operating Officer

James C. Rooks                      Senior Vice President

Peter M. Ross                       Senior Vice President

                           PNC BANK, NATIONAL ASSOCIATION
                                     OFFICERS

Suzanne C. Ross                     Senior Vice President

Gerhard Royer                       Senior Vice President

Robert T. Saltarelli                Senior Vice President

Robert V. Sammartino                Senior Vice President

William Sayre, Jr.                  Senior Vice President

Stephen C. Schatterman              Senior Vice President

Jeffrey W. Schmidt                  Senior Vice President

Peter H. Schryver                   Senior Vice President

Richard A. Seymour                  Senior Vice President

Timothy G. Shack                    Executive Vice President, Chief Information
                                      Officer

Douglas E. Shaffer                  Senior Vice President

Donald Shauger                      Senior Vice President

Bruce Shipley                       Senior Vice President

Alfred A. Silva                     Executive Vice President

George R. Simon                     Senior Vice President

J. Max Smith                        Senior Vice President

Richard L. Smoot                    President and CEO of PNC Bank,
                                      Philadelphia/S. Jersey Region

Timothy N. Smyth                    Senior Vice President

Richard R. Soeder                   Senior Vice President

Darcel H. Steber                    Senior Vice President

Melvin A. Steele                    Senior Vice President

Richard Stegemeier                  Senior Vice President

Ted K. Stirgwolt                    Senior Vice President


Connie Bond Stuart                  Senior Vice President

Lon E. Susak                        Senior Vice President

                           PNC BANK, NATIONAL ASSOCIATION
                                     OFFICERS

Stephen L. Swanson                  Executive Vice President

Ronald L. Tassone                   Senior Vice President

Frank A. Taucher                    Senior Vice President

John T. Taylor                      Senior Vice President

Peter W. Thompson                   Senior Vice President

Jane B. Tompkins                    Senior Vice President

Alex T. Topping                     Senior Vice President

Kevin M. Tucker                     Senior Vice President

William H. Turner                   President, Northern New Jersey Market

William Thomps Tyrrell              Senior Vice President

Alan P. Vail                        Senior Vice President

Michael B. Vairin                   Senior Vice President

Ellen G. Vander Horst               Executive Vice President

Ronald H. Vicari                    Senior Vice President

Patrick M. Wallace                  Senior Vice President

Bruce E. Walton                     Executive Vice President

Annette M. Ward-Kredel              Senior Vice President

Leonard A. Watkins                  Senior Vice President

Frances A. Wilkinson                Assistant Secretary

Robert S. Warth                     Senior Vice President

Mark F. Wheeler                     Senior Vice President

Thomas K. Whitford                  Executive Vice President, Private Bank

George Whitmer                      Senior Vice President

Gary G. Wilson                      Senior Vice President

Nancy B. Wolcott                    Executive Vice President

Arlene M. Yocum                     Senior Vice President

Carole Yon                          Senior Vice President

                           PNC BANK, NATIONAL ASSOCIATION
                                     OFFICERS

George L. Ziminski, Jr.             Senior Vice President




(1)  PNC Bank, National Association, 120 S. 17th Street, Philadelphia, PA 19103
                         1600 Market Street, Philadelphia, PA  19103
                         17th and Chestnut Streets, Philadelphia, PA 19103

(2)  PNC National Bank, 103 Bellevue Parkway, Wilmington, DE  19809.

(3)  PFPC Inc., 103 Bellevue Parkway, Wilmington, DE  19809.

(4)  PNC Service Corp, 103 Bellevue Parkway, Wilmington, DE  19809.

(5)  Provident Capital Management, Inc., 30 S. 17th Street, Suite 1500,
                         Philadelphia, PA 19103.

(6)  PNC Investment Corp., Broad and Chestnut Street, Philadelphia, PA  19101.

(7)  Provident Realty Management, Inc., Broad and Chestnut Streets,
                         Philadelphia, PA 19101.

(8)  Provident Realty, Inc., Broad and Chestnut Streets, Philadelphia, PA 19101.

(9)  PNC Bancorp, Inc., 222 Delaware Avenue, Wilmington, DE  19810

(10) PNC New Jersey Credit Corp, 1415 Route 70 East, Suite 604, Cherry Hill,
                         NJ  08034.

(11) PNC Trust Company of New York, 40 Broad Street, New York, NY  10084.

(12) Provcor Properties, Inc., Broad and Chestnut Streets, Philadelphia,
                         PA  19101.

(13) PNC Credit Corp, 103 Bellevue Parkway, Wilmington, DE  19809.

(14) PNC Bank Corp., 5th Avenue and Wood Streets, Pittsburgh, PA  15265.

(15) PNC Bank, New Jersey, National Association, Woodland Falls Corporate Park,
                         210 Lake Drive East, Cherry Hill, NJ  08002.

(16) PNC Capital Corp, 5th Avenue and Woods Streets, Pittsburgh, PA  15265.

(17) PNC Holding Corp, 222 Delaware Avenue, P.O. Box 791, Wilmington, DE  19899.

(18) PNC Venture Corp, 5th Avenue and Woods Streets, Pittsburgh, PA  15265.

(19) PNC Bank, Delaware, 300 Delaware Avenue, Wilmington, DE  19801.

(20) Bank of Delaware Corp., 300 Delaware Avenue, Wilmington, DE  19801.

(21) Del-Vest, Inc., 300 Delaware Avenue, Wilmington, DE  19801.

(22) Marand Corp., 222 Delaware Avenue, Wilmington, DE  19801.

(23) Millsboro Insurance Agency, 300 Delaware Avenue, Wilmington, DE  19801.

(24) Roney-Richards, Inc., 300 Delaware Avenue, Wilmington, DE  19801.


     Item 29.  PRINCIPAL UNDERWRITER


          (a) Provident Distributors, Inc. (the "Distributor") acts as principal underwriter for the following investment companies:


          Pacific Horizon Funds, Inc.
          Time Horizon Funds
          World Horizon Funds, Inc.
          Pacific Innovations Trust


          International Dollar Reserve Fund I, Ltd.
          Municipal Fund for Temporary Investment
          Municipal Fund for New York  Investors, Inc.
          Municipal Fund for California Investors, Inc.
          Temporary Investment Fund, Inc.
          Trust for Federal Securities


          Columbia Common Stock Fund, Inc.
          Columbia Growth Fund, Inc.
          Columbia International Stock Fund, Inc.
          Columbia Special Fund, Inc.
          Columbia Small Cap Fund, Inc.
          Columbia Real Estate Equity Fund, Inc.
          Columbia Balanced Fund, Inc.
          Columbia Daily Income Company
          Columbia U.S. Government Securities Fund, Inc.
          Columbia Fixed Income Securities Fund, Inc.
          Columbia Municipal Bond Fund, Inc.
          Columbia High Yield Fund, Inc.



          The BlackRock Funds, Inc. (Distributed by BlackRock Distributors,Inc.
               a wholly owned subsidiary of Provident Distributors, Inc.)


          The OffitBank Investment Fund, Inc.
          The OffitBank Variable Insurance Fund, Inc.
          CVO Greater China Fund, Inc. (Distributed by Offit Funds Distributors,
               Inc. a wholly owned subsidiary of Provident Distributors, Inc.


          The Brazos Mutual Funds


          Kiewit Mutual Fund


          Kalmar Pooled Investment Trust


          (b) The information required by this item 29(b) is incorporated by reference to Form BD (SEC File No. 8-46564) filed by the Distributor with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.


     Item 30.  LOCATION OF ACCOUNTS AND RECORDS

     (1) PNC Bank, National Association (successor by merger to Provident National Bank), 1600 Market Street, Philadelphia, PA 19103 (records relating to its functions as sub-adviser and custodian).

     (2) Provident Distributors, Inc., Four Falls Corporate Center, 6th Floor, West Conshohocken, PA 19428 (records relating to its functions as distributor).


     (3) Blackrock Institutional Management Corporation, Bellevue Corporate Center, 103 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as investment adviser, sub-adviser and administrator).

     (4) PFPC Inc., Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as transfer agent and dividend disbursing agent).

     (5) Drinker Biddle & Reath LLP, Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496 (Registrant's Articles of Incorporation, By-Laws and Minute Books).

     (6) BEA Associates, Tower 49, 12 East 49th Street, New York, NY 10017 (records relating to its function as investment adviser).

     (7) Numeric Investors, L.P., 1 Memorial Drive, Cambridge, Massachusetts 02142 (records relating to its function as investment adviser).

     (8) Boston Partners Asset Management, L.P., One Financial Center, 43rd Floor, Boston, Massachusetts 02111 (records relating to its function as investment adviser).

     (9) Schneider Capital Management Co., 460 East Swedesford Road, Suite 1080, Wayne, Pennsylvania 19087 (records relating to its function as investment adviser).

Item 31.  MANAGEMENT SERVICES

               None.

Item 32.  UNDERTAKINGS

               (a) Registrant hereby undertakes to hold a meeting of shareholders for the purpose of considering the removal of directors in the event the requisite number of shareholders so request.

               (b) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of Registrant's latest annual report to shareholders upon request and without charge.

                                      SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 56 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wilmington, and State of Delaware, on the 24th day of June, 1998.

                              THE RBB FUND, INC.


                              By:   /s/ Edward J. Roach
                                   ----------------------
                                   Edward J. Roach
                                   President and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

          SIGNATURE                          TITLE                    DATE

 /s/ Edward J. Roach           President (Principal Executive      June 24, 1998
-----------------------        Officer) and Treasurer (Principal
Edward J. Roach                Financial and Accounting Officer)

*/s/Donald van Roden           Director                            June 24, 1998
Donald van Roden

*/s/Francis J. McKay           Director                            June 24, 1998
-----------------------
Francis J. McKay

*/s/Marvin E. Sternberg        Director                            June 24, 1998
-----------------------
Marvin E. Sternberg

*/s/Julian A. Brodsky          Director                            June 24, 1998
-----------------------
Julian A. Brodsky

*/s/Arnold M. Reichman         Director                            June 24, 1998
-----------------------
Arnold M. Reichman

*/s/Robert Sablowsky           Director                            June 24, 1998
-----------------------
Robert Sablowsky

*By:/s/ Edward J. Roach                                            June 24, 1998
    -------------------
      Edward J. Roach
      Attorney-in-Fact

                                  THE RBB FUND, INC.
                                   (the "Company")


                                  POWER OF ATTORNEY


          Know All Men by These Presents, that the undersigned, Donald van Roden, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:    April 23, 1997



/s/ Donald van Roden
------------------------------
     Donald van Roden

                                  THE RBB FUND, INC.
                                   (the "Company")


                                  POWER OF ATTORNEY


          Know All Men by These Presents, that the undersigned, Marvin E. Sternberg, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:    April 23, 1997



/s/ Marvin E. Sternberg
------------------------------
   Marvin E. Sternberg

                                  THE RBB FUND, INC.
                                   (the "Company")


                                  POWER OF ATTORNEY

          Know All Men by These Presents, that the undersigned, Arnold Reichman, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:    April 23, 1997



/s/ Arnold Reichman
------------------------------
     Arnold Reichman

                                  THE RBB FUND, INC.
                                   (the "Company")


                                  POWER OF ATTORNEY


          Know All Men by These Presents, that the undersigned, Francis J. McKay, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:    April 23, 1997



/s/ Francis J. McKay
------------------------------
     Francis J. McKay

                                  THE RBB FUND, INC.
                                   (the "Company")


                                  POWER OF ATTORNEY


          Know All Men by These Presents, that the undersigned, Julian Brodsky, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:    April 23, 1997



/s/ Julian Brodsky
------------------------------
     Julian Brodsky

                                  THE RBB FUND, INC.
                                   (the "Company")


                                  POWER OF ATTORNEY


          Know All Men by These Presents, that the undersigned, Robert Sablowsky, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:    April 23, 1997



/s/ Robert Sablowsky
------------------------------
     Robert Sablowsky

                                 THE RBB FUND, INC.

                                   EXHIBIT INDEX

     Exhibits
     --------

     (x) Form of Articles Supplementary relating to the BEA U.S. Core Equity Fund (Advisor Class).

     6(a) Distribution Agreement between Registrant and Provident Distributors, Inc. dated as of May 29, 1998.

     8(v) Form of Custodian Agreement Supplement between Registrant and Brown Brothers Harriman & Co. on behalf of the BEA U.S. Core Equity Fund Advisor Class.

     9(cccc) Form of Transfer Agency Agreement Supplement between Registrant and State Street Bank and Trust Company (BEA U.S. Core Equity Fund Advisor Class).

     9(dddd) Form of Co-Administration Agreement between Registrant and BEA Associates (BEA U.S. Core Equity Fund Advisor Class).

     9(eeee) Administrative Services Agreement between Registrant and Provident Distributors, Inc. dated as of May 29, 1998 and relating to the n/i Funds, Schneider, and Institutional Shares of the Boston Partners and BEA Funds.

     10        Opinion of Counsel.

     11(a)     Consent of Drinker Biddle & Reath LLP.

     11(b)     Consent of Coopers and Lybrand LLP.

     13(s) Form of Purchase Agreement between Registrant and BEA Associates relating to Class HHH (BEA U.S. Core Equity Fund).

     15(kkk) Form of Plan of Distribution pursuant to Rule 12b-1 (BEA U.S. Core Equity Fund Advisor Class).

     17 Financial Data Schedules for Institutional Shares of the BEA U.S. Core Equity Fund.

     18        Form of Amended Rule 18f-3 Plan.